Consolidated balance sheets (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 30,565	$ 10,456
Accounts receivable, less allowance for doubtful accounts of $476 and $141, respectively	77,684	68,817
Program license fees	99,574	106,825
Prepaid program license fees	4,099	1,778
Prepaid and other assets	2,367	2,271
Total current assets	214,289	190,147
Program license fees	136,503	178,332
Property and equipment, net	12,701	13,176
Goodwill	314,033	314,033
Prepaid and other assets	1,008	2,373
Total assets	678,534	698,061
LIABILITIES:
Accounts payable and accrued liabilities	27,835	19,642
Audience deficiency reserve liability	26,954	17,872
License fees payable	104,286	99,494
Payables to Hallmark Cards affiliates	1,005	23,745
Credit facility and interest payable		1,002
Notes and interest payable to HCC	38,174	345,314
Company obligated mandatorily redeemable preferred interest		22,902
Total current liabilities	198,254	529,971
Accrued liabilities	18,972	24,484
License fees payable	33,818	82,881
Notes payable to HCC	379,521
Senior secured note to HCC, including accrued interest		758,755
Total liabilities	630,565	1,396,091
COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK, $.01 par value; $1,000 liquidation preference; 10,000,000 and 1,000,000 shares authorized; 0 and 185,000 shares issued and outstanding as of December 31, 2009 and 2010, respectively	198,934
STOCKHOLDERS' DEFICIT:
Common stock	3,597
Paid-in capital	1,991,157	1,456,788
Accumulated deficit	(2,145,719)	(2,155,866)
Total stockholders' deficit	(150,965)	(698,030)
Total liabilities and stockholders' deficit	678,534	698,061
Class A common stock
STOCKHOLDERS' DEFICIT:
Common stock	3,597	741
Class B common stock
STOCKHOLDERS' DEFICIT:
Common stock		$ 307

Consolidated balance sheets (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 141	$ 476
REDEEMABLE PREFERRED STOCK, par value (in dollars per share)	$ 0.01	$ 0.01
REDEEMABLE PREFERRED STOCK, liquidation preference (in dollars per share)	$ 1,000	$ 1,000
REDEEMABLE PREFERRED STOCK, shares authorized	1,000,000	10,000,000
REDEEMABLE PREFERRED STOCK, shares issued	185,000	0
REDEEMABLE PREFERRED STOCK, shares outstanding	185,000	0
Common stock, par value (in dollars per share)	$ 0.01
Common stock, shares authorized	500,000,000
Common stock, shares issued	359,675,936
Common stock, shares outstanding	359,675,936
Class A common stock
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	500,000,000	200,000,000
Common stock, shares issued	359,675,936	74,117,654
Common stock, shares outstanding	359,675,936	74,117,654
Class B common stock
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	0	120,000,000
Common stock, shares issued	0	30,670,422
Common stock, shares outstanding	0	30,670,422

Consolidated statements of operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue:
Subscriber fees	$ 68,819	$ 63,597	$ 57,153
Advertising	217,656	213,770	222,967
Advertising by Hallmark Cards	496	775	429
Other revenue	301	1,422	1,245
Total revenue, net	287,272	279,564	281,794
Programming costs
Hallmark Cards affiliates	1,928	1,235	798
Non-affiliates	123,321	126,293	139,900
Amortization of film assets			(745)
Impairment of film assets			176
Amortization of capital lease	1,158	1,158	1,158
Contract termination expense	103	4,718
Other costs of services	10,668	14,175	12,492
Total cost of services	137,178	147,579	153,779
Selling, general and administrative expense (exclusive of depreciation and amortization expense shown separately below)	50,324	47,069	46,706
Marketing expense	10,152	6,551	19,603
Depreciation and amortization expense	1,459	1,947	1,932
Gain from sale of film assets	(719)	(682)	(101)
Income from operations before interest, income tax expense and discontinued operations	88,878	77,100	59,875
Interest income	45	481	723
Interest expense	(56,032)	(101,020)	(100,880)
(Loss) income before income tax expense and discontinued operations	32,891	(23,439)	(40,282)
Income tax expense	(8,810)
(Loss) income before discontinued operations	24,081	(23,439)	(40,282)
Gain from sale of discontinued operations, net of tax		847	3,064
Net (loss) income and comprehensive (loss) income	24,081	(22,592)	(37,218)
Income allocable to Preferred Stockholder	(16,297)
Net (loss) income attributable to common stockholders	$ 7,784	$ (22,592)	$ (37,218)
Weighted average number of common shares outstanding, basic and diluted (in shares)	234,676	104,788	104,776
(Loss) income per share before discontinued operations, basic and diluted (in dollars per share)	$ 0.03	$ (0.23)	$ (0.39)
Gain per share from discontinued operations, basic and diluted (in dollars per share)		$ 0.01	$ 0.03
Net (loss) income per share, basic and diluted (in dollars per share)	$ 0.03	$ (0.22)	$ (0.36)

Consolidated statements of stockholders' deficit (USD $) In Thousands	Total	Paid-in capital	Accumulated deficit	Class A common stock Common stock	Class B common stock Common stock
Balances at Dec. 31, 2007	$ (683,760)	$ 1,411,291	$ (2,096,056)	$ 698	$ 307
Balances (in shares) at Dec. 31, 2007				69,761	30,670
Increase (Decrease) in Stockholders' Equity
Reclassification of NICC mandatorily redeemable common stock as Class A common stock	32,765	32,722		43
Reclassification of NICC mandatorily redeemable common stock as Class A common stock (in shares)				4,357
Contributions of additional paid-in capital under tax sharing agreement	21,280	21,280
Net income (loss)	(37,218)		(37,218)
Balances at Dec. 31, 2008	(666,933)	1,465,293	(2,133,274)	741	307
Balance (in shares) at Dec. 31, 2008				74,118	30,670
Increase (Decrease) in Stockholders' Equity
Reduction of additional paid-in capital for obligation under tax sharing agreement	(8,505)	(8,505)
Net income (loss)	(22,592)		(22,592)
Balances at Dec. 31, 2009	(698,030)	1,456,788	(2,155,866)	741	307
Balances (in shares) at Dec. 31, 2009				74,118	30,670
Increase (Decrease) in Stockholders' Equity
Conversion of HCC debt into equity	541,756	539,207		2,549
Conversion of HCC debt into equity (in shares)				254,888
Reduction of additional paid-in capital for obligation under tax sharing agreement	(4,838)	(4,838)
Conversion of predecessor Class B common stock into Class A common stock				307	(307)
Conversion of predecessor Class B common stock into Class A common stock (in shares)				30,670	(30,670)
Imputed preferred stock dividends from amortization of discount on preferred stock	(13,934)		(13,934)
Net income (loss)	24,081		24,081
Balances at Dec. 31, 2010	$ (150,965)	$ 1,991,157	$ (2,145,719)	$ 3,597
Balance (in shares) at Dec. 31, 2010				359,676

Consolidated statements of cash flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$ 24,081	$ (22,592)	$ (37,218)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Gain from sale of discontinued operations		(847)	(3,064)
Gain from sale of film assets	(719)	(682)	(101)
Depreciation and amortization	123,374	133,040	145,172
Accretion on company obligated mandatorily redeemable preferred interest	2,098	2,080	2,132
Provision for allowance for doubtful accounts	183	1,303	75
Impairment of film assets			176
Loss on sale of property and equipment	2
Debt issuance costs	1,049
Income tax expense	8,810
Stock-based compensation	324	(516)	(89)
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(9,050)	(3,610)	1,944
Additions to program license fees	(69,460)	(92,542)	(210,123)
Additions to subscriber acquisition fees	(1,354)	(1,000)	(2,693)
(Increase) decrease in prepaid and other assets	(2,858)	11,582	2,354
Increase (decrease) in accounts payable, accrued and other liabilities	13,582	(3,355)	(18,506)
Increase in interest payable	33,909	72,998	91,296
Decrease in amounts payable under tax sharing agreement	(12,890)		0
Increase in payables to Hallmark Cards affiliates	302	420	1,533
Increase in license fees payable to Hallmark Cards affiliates	1,320	538	9,321
Increase (decrease) in license fees payables to non-affiliates	(45,592)	(59,251)	65,869
Net cash provided by operating activities	67,111	37,566	48,078
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,086)	(507)	(1,868)
Purchases of film asset			35
Payments to buyer of international business	(961)	(936)	(3,604)
Net cash used in investing activities	(2,047)	(1,443)	(5,437)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under the credit facility		18,062	30,543
Principal payments on the credit facility	(1,000)	(45,633)	(71,478)
Payments on notes payable to HCC	(14,445)		(228)
Redemption of company obligated mandatorily redeemable preferred interest	(25,000)
Payments of transaction costs under the troubled debt restructuring	(3,596)
Principal payments on capital lease obligations	(914)	(810)	(738)
Net cash used in financing activities	(44,955)	(28,381)	(41,901)
Net increase in cash and cash equivalents	20,109	7,742	740
Cash and cash equivalents, beginning of year	10,456	2,714	1,974
Cash and cash equivalents, end of year	30,565	10,456	2,714
Supplemental disclosure of cash and non-cash activities:
Interest paid	17,005	22,537	4,800
Tax sharing payment from Hallmark Cards applied to note payable to HCC			21,280
Reduction of additional paid-in capital for obligation under tax sharing agreement	4,838	8,505
Reclassification of redeemable common stock to common stock and paid-in capital			32,765
Interest payable converted to principal on notes payable to HCC			47,490
Asset acquired through capital lease obligation	248
Non-cash activities related to the disposal of film asset:
Accounts receivable			74
Program license fee-non-affiliate			1,110
Film asset, net			1,507
Accrued liabilities			573
Non-cash activities related to the troubled debt restructuring:
Elimination of deferred debt issuance costs related to old notes payable to HCC	475
Satisfaction of payable to Hallmark Cards' affiliates	(23,798)
Issuance of new notes payable to HCC	432,140
Satisfaction of old notes payable to HCC	(340,697)
Satisfaction of senior secured note payable to HCC, including accrued interest	(797,423)
Issuance of redeemable preferred stock	185,000
Issuance of common stock	2,549
Additional paid-in capital from issuance of redeemable preferred and common stock	$ 541,754

Business and organization	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Business and organization
Business and organization

1. Business and Organization

Organization

Crown Media Holdings, Inc. (“Crown Media Holdings” or the “Company”), through its wholly-owned subsidiary, Crown Media United States owns and operates pay television channels (collectively the “Channels” or the “channels”) dedicated to high quality, entertainment programming for adults and families, in the United States. As of  June 29, 2010, following the recapitalization of the Company as described below, the significant investor in the Company is H C Crown, LLC (“HCC”), a subsidiary of Hallmark Cards, Incorporated (“Hallmark Cards”).

The Company’s continuing operations are currently organized into one operating segment, the channels.

Liquidity

As of June 30, 2011, the Company had  $7.1 million in cash and cash equivalents on hand.  Also available to the Company through July 14, 2011, was the full  $30.0 million bank credit facility.  Day-to-day cash disbursement requirements have typically been satisfied with cash on hand and operating cash receipts supplemented with the borrowing capacity available under the bank credit facility and, prior to a series of recapitalization transactions consummated June 29, 2010 (the “Recapitalization”), forbearance by Hallmark Cards and its affiliates.

On July 14, 2011 the Company used the concurrent proceeds from a new  $210.0 million senior secured term loan (the “Term Loan”) and  $300.0 million of senior unsecured notes (the “Notes”) to repay the Term A Loan and the Term B Loan and redeem all of the outstanding Preferred Stock (collectively, the “2011 Refinancing”).  All of these instruments are described further below.  In particular, see Subsequent Events for descriptions of the  $210.0 million Term Loan, the  $300.0 million Notes, the new  $30.0 million senior secured revolving credit facility and the Registration Rights Agreement.

The Company’s management anticipates that the principal uses of cash during the twelve month period ending June 30, 2012 will include the payment of operating expenses, accounts payable and accrued expenses, programming costs, residuals and participations of  $8.0 million, interest and mandatory principal payments under the credit facility of  $25.0 million to  $30.0 million, and additional principal payments made from excess cash flows as defined, and due, under the credit facility.  The Company also paid approximately  $1.0 million for cash dividends on Preferred Stock through July 14, 2011. The Company believes that cash on hand, cash generated by operations, and borrowing availability under its bank credit facility, will be sufficient to fund the Company’s operations and enable the Company to meet its liquidity needs through June 30, 2012.

1.   Business and organization

Organization

Crown Media Holdings, Inc. ("Crown Media Holdings" or the "Company"), through its wholly-owned subsidiary, Crown Media United States, LLC ("Crown Media United States"), owns and operates pay television channels (collectively the "Channels" or the "channels") dedicated to high quality, entertainment programming for adults and families, in the United States. At June 29, 2010, following the recapitalization of the Company as described below, the significant investor in the Company was H C Crown Corp. ("HCC"), a subsidiary of Hallmark Cards, Incorporated ("Hallmark Cards").

The Company's continuing operations are currently organized into one operating segment, the channels.

Recapitalization of the Company

On June 29, 2010 the Company consummated a series of recapitalization transactions (the "Recapitalization") pursuant to a Master Recapitalization Agreement dated February 26, 2010, by and among the Company, Hallmark Cards, HCC and related entities.

Among other things, the Recapitalization included the following:

•
Exchange of approximately  $1.162 billion of debt (the "HCC Debt") for new debt, preferred stock and common stock;

•
Mergers of two intermediate holding companies, Hallmark Entertainment Investments Co. ("HEI") and Hallmark Entertainment Holdings, Inc. ("HEH"), with and into the Company (collectively, the "Mergers");

•
Reclassification of shares of Class B common stock into shares of Class A common stock upon the filing of the Second Amended and Restated Certificate of Incorporation; and

•
Approval and authorization for the future filing of the Third Amended and Restated Certificate of Incorporation, the principal effect of which would be a reverse split of shares of common stock in such ratio and at such time as authorized by the Company's Board of Directors.

The following were issued in exchange for HCC Debt:

•
 $315.0 million principal amount of new debt issued pursuant to the terms of the credit agreement between the Company and HCC (the "Credit Agreement") in two tranches: (i) the  $200.0 million Term A Loan bearing interest at 9.5% per annum through December 31, 2011, and 12% thereafter and (ii) the  $115.0 million Term B Loan bearing interest at 11.5% through December 31, 2011, and 14.0% thereafter (collectively, the "New Debt"—see Note 8);
•
185,000 shares of the Company's Series A Convertible Preferred Stock ("Preferred Stock"),  $0.01 par value, with the terms summarized under "Preferred Stock Terms" in footnote 11 below; and

•
254,887,860 shares of the Company's Class A common stock in exchange for the residual amount of HCC Debt converted at  $2.5969 per share.

Immediately after consummation of the Mergers and issuance of common stock in partial exchange for HCC Debt, HCC owned approximately 90.3% of the Company's Class A common stock and all of the outstanding Preferred Stock.

In addition, the transactions resulted in the following:

•
The decrease of the authorized Preferred Stock to 1,000,000 shares; the increase of the authorized shares of Class A common stock to 500,000,000 shares; and the elimination of the Class B common stock;

•
Amendment No. 2 to the Tax Sharing Agreement between the Company and Hallmark Cards, which, among other things, (i) permits Hallmark Cards to defer any future tax benefit payable to the Company for application against future tax liabilities of the Company (ii) allows the Company to deduct interest accrued on the 10.25% Senior Secured Note from January 1, 2010, through June 29, 2010; and (iii) provides for the treatment of the Recapitalization under the Tax Sharing Agreement (see Note 9 below);

•
Execution of the registration rights agreement, by and among the Company and HCC;

•
Extension of the Company's  $30.0 million revolving line of credit to June 30, 2011, and Hallmark Card's agreement to guarantee up to  $30.0 million for such revolving line of credit (see Notes 7 and 8 below); and

•
A Stockholders Agreement, by and among the Company, HCC and Hallmark Cards, pursuant to which, among other things, Hallmark Cards entities agreed not to acquire, through December 31, 2013, additional shares of Class A common stock, subject to certain exceptions, and agreed to certain restrictions on their ability to sell or transfer shares of Class A common stock until December 31, 2013 and, subject to lesser restrictions, until December 31, 2020.

See "Recapitalization" in Note 8 for the accounting treatment of the Recapitalization.

Liquidity

As of December 31, 2010, the Company had  $30.6 million in cash and cash equivalents on hand. Also available to the Company was the full  $30.0 million bank credit facility which expires June 30, 2011. Day-to-day cash disbursement requirements have typically been satisfied with cash on hand and operating cash receipts supplemented with the borrowing capacity available under the bank credit facility and, prior to the Recapitalization, forbearance by Hallmark Cards and its affiliates.

The Company's management anticipates that the principal uses of cash during the twelve month period ending December 31, 2011, will include the payment of operating expenses, accounts payable and accrued expenses, programming costs, and nominal interest of approximately  $30.0 million to  $35.0 million and a principal payment of approximately  $9.3 million due under the New Debt issued in the Recapitalization. Subject to the legal availability of funds and approval by the Company's board of directors, the Company may also pay approximately  $25.9 million for cash dividends on Preferred Stock during the year ending December 31, 2011; at the option of the Company's board of directors, such dividends may be paid in the form of additional shares of Preferred Stock.

Summary of significant accounting policies and estimates	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Summary of significant accounting policies and estimates
Summary of significant accounting policies and estimates

2. Summary of Significant Accounting Policies and Estimates

Interim Financial Statements

In the opinion of management, the accompanying condensed consolidated balance sheets and related interim condensed consolidated statements of operations and cash flows include all adjustments, consisting of normal recurring items necessary for their fair presentation in conformity with accounting principles generally accepted in the United States. Interim results are not necessarily indicative of results for a full year. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and the notes to those statements, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

Basis of Presentation

The condensed consolidated financial statements include the accounts of Crown Media Holdings and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

The preparation of financial statements in accordance with generally accepted accounting principles requires the consideration of events or transactions that occur after the balance sheet date but before the financial statements are issued. Depending on the nature of the subsequent event, financial statement recognition or disclosure of the subsequent event is required.

Use of Estimates

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets and liabilities reported, disclosures about contingent assets and liabilities, and reported amounts of revenue and expenses. Such estimates include the collectibility of accounts receivable, the valuation of goodwill, intangible assets, and other long-lived assets, legal contingencies, indemnifications, and assumptions used in the calculation of income taxes and valuation allowance, among others. A significant non-recurring use of estimates occurred in the course of recording the Company’s June 2010 troubled debt restructuring which required that the Company estimate the fair values of preferred stock and common stock issued in the Recapitalization.

All of the estimates that are employed are based on management’s best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. Management adjusts such estimates and assumptions when facts and circumstances dictate. Illiquid credit markets, volatile equity markets, and declines in consumer spending have combined to increase the uncertainty inherent in such estimates and assumptions. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes, if any, in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in future periods.

Allowance for Doubtful Accounts

The allowance for doubtful accounts is based upon the Company’s assessment of probable loss related to uncollectible accounts receivable.  The Company uses a number of factors in determining the allowance, including, among other things, collection trends. The Company’s bad debt expense was  $6,000 and  $129,000 for the three months ended June 30, 2010 and 2011, respectively. The Company’s bad debt expense was  $32,000 and  $301,000 for the six months ended June 30, 2010 and 2011, respectively.

Fair Value of Financial Instruments

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “ASC”) Topic 820, Fair Value Measurements and Disclosures, provides guidance which defines fair value, establishes a framework for measuring fair value and specifies disclosures about fair value measurements. We determine fair value as an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.

The Company does not have balance sheet items carried at fair value on a recurring basis. Significant balance sheet items which are subject to non-recurring fair value measurements consist of impairment valuations of goodwill and property and equipment. In the course of recording the Company’s June 2010 troubled debt restructuring, the Company estimated the fair values of its preferred and common stock issued in the Recapitalization.  The standard did not have a significant impact on the determination of fair value related to non-financial assets and non-financial liabilities in 2011.

Net Income (Loss) per Share

Basic net income (loss) per share for each period is computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share for each period is computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares plus potentially dilutive common shares outstanding except whenever any such effect would be antidilutive.  Potential common shares consist of incremental common shares issuable upon the exercise of stock options and common shares issuable upon conversion of the preferred stock.

Net income attributable to common stockholders for the three and six months ended June 30, 2011, respectively, reflects allocations in favor of preferred stockholders for (i) imputed preferred stock dividends for financial reporting purposes of  $839,000 and  $1.6 million, (ii) cumulative preferred stock dividends of  $6.4 million and  $12.8 million, and (iii) the potential participation in common stock dividends (equivalent to approximately 71.2 million shares of common stock) of  $2.4 million and  $11.8 million. Such considerations were not applicable to the three and six months ended June 30, 2010.  Approximately 39,000 and 50,000 stock options for the three and six months ended June 30, 2011, respectively, and approximately 73,000 and 80,000 stock options for the three and six months ended June 30, 2010, respectively, have been excluded from the determination of diluted net income or loss per share because the individual effect in each instance was antidilutive.

Concentration of Risk

Financial instruments, which potentially subject Crown Media Holdings to a concentration of credit risk, consist primarily of cash, cash equivalents and accounts receivable. Generally, Crown Media Holdings does not require collateral to secure receivables. Crown Media Holdings has no significant off-balance sheet financial instruments with risk of accounting losses.

Four and five of our distributors each accounted for more than 10% of our consolidated subscriber revenue for  the three months ended June 30, 2010 and 2011, respectively, and together accounted for a total of 63% and 83% of consolidated subscriber revenue during the three months ended June 30, 2010 and 2011, respectively.  Three of our distributors each accounted for approximately 15% or more of our consolidated subscribers for both the three months ended June 30, 2010 and 2011, respectively, and together accounted for 60% of our subscribers during both the three months ended June 30, 2010 and 2011, respectively.

Four of our distributors each accounted for more than 10% of our consolidated subscriber revenue for the six months ended June 30, 2010 and 2011, respectively, and together accounted for a total of 64% and 74% of consolidated subscriber revenue during the six months ended June 30, 2010 and 2011, respectively.  Three of our distributors each accounted for approximately 15% or more of our consolidated subscribers for both the six months ended June 30, 2010 and 2011, respectively, and together accounted for 60% of our subscribers during both the six months ended June 30, 2010 and 2011, respectively.

Four and three of our programming content providers each accounted for more than 10% of our total license fees payable for both the six months ended June 30, 2010 and 2011, and together accounted for a total of 71% and 57% of the consolidated programming liability, respectively.

Recently Issued Accounting Pronouncements

In October 2009, the FASB issued Accounting Standards Update, 2009-13, Revenue Recognition (ASC Topic 605): Multiple Deliverable Revenue Arrangements — A Consensus of the FASB Emerging Issues Task Force. This update provides application guidance on whether multiple deliverables exist, how the deliverables should be separated and how the consideration should be allocated to one or more units of accounting. This update establishes a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence, if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific nor third-party evidence is available. The adoption of this guidance on January 1, 2011, did not have a material impact on our consolidated financial statements.

In January 2010, the FASB issued guidance that requires reporting entities to make new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. The adoption of this guidance did not have a material impact on our consolidated financial statements.

On January 1, 2011, the Company adopted changes issued by the FASB regarding the testing of goodwill for impairment. These changes require an entity to perform all steps in the test for a reporting unit whose carrying value is zero or negative if it is more likely than not (more than 50%) that a goodwill impairment exists based on qualitative factors. This will result in the elimination of an entity’s ability to assert that such a reporting unit’s goodwill is not impaired and additional testing is not necessary despite the existence of qualitative factors that indicate otherwise. Based on the most recent impairment review of the Company’s goodwill (November 2010), the adoption of these changes had no impact on our consolidated financial statements.

In May 2011, the FASB issued amendments to disclosure requirements for common fair value measurement. These amendments, effective for the interim and annual periods beginning on or after December 15, 2011 (early adoption is prohibited), result in a common definition of fair value and common requirements for measurement of and disclosure requirements between U.S. GAAP and IFRS. Consequently, the amendments change some fair value measurement principles and disclosure requirements. The implementation of this amended accounting guidance is not expected to have a material impact on our consolidated financial position and results of operations.

In June 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU No. 2011-05 requires that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements, eliminating the option to present other comprehensive income in the statement of changes in equity. Under either choice, items that are reclassified from other comprehensive income to net income are required to be presented on the face of the financial statements where the components of net income and the components of other comprehensive income are presented. This amendment is effective for the Company in 2012 and will be applied retrospectively. This amendment will not change the manner in which the Company presents comprehensive income.

2.   Summary of significant accounting policies and estimates

Basis of presentation

The consolidated financial statements include the accounts of Crown Media Holdings and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of estimates

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets and liabilities reported, disclosures about contingent assets and liabilities, and reported amounts of revenues and expenses. Such estimates include the collectibility of accounts receivable, the valuation of goodwill, intangible assets, and other long-lived assets, legal contingencies, indemnifications, and assumptions used in the calculation of income taxes, among others. A significant non-recurring use of estimates occurred in the course of recording the Company's June 2010 troubled debt restructuring which required that the Company estimate the fair values of preferred stock and common stock issued in the Recapitalization.

All of the estimates that are employed are based on management's best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. Management adjusts such estimates and assumptions when facts and circumstances dictate. Illiquid credit markets, volatile equity, and declines in consumer spending have combined to increase the uncertainty inherent in such estimates and assumptions. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes, if any, in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in future periods.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less that are readily convertible into cash and are not subject to significant risk from fluctuations in interest rates. As a result, the carrying amount of cash and cash equivalents approximates fair value.

Allowance for doubtful accounts

The allowance for doubtful accounts is based upon the Company's assessment of probable loss related to uncollectible accounts receivable. The Company uses a number of factors in determining the allowance, including, among other things, collection trends.

The activity in the allowance for doubtful accounts for each of the three years ending December 31, 2008, 2009, and 2010, is as follows (in thousands):

	Balance at beginning of year	Additions charged to expense	Deductions	Balance at end of year

Allowance for doubtful accounts
Year-ended December 31, 2008	$242	$ 75	$ (23)	$294
Year-ended December 31, 2009	$294	$1,303	$(1,121)	$476
Year-ended December 31, 2010	$476	$ 183	$ (518)	$141

Program license fees

Program license fees are incurred in connection with the Company's acquisition of rights to broadcast programs acquired from others. The cost of individual program rights is deferred and then amortized on a straight-line basis over its contractual license period or, if shorter, the period of its anticipated use. As a measure of recoverability, the Company, when necessary, compares the aggregate carrying value of its program licenses to the estimated future revenue associated with their future broadcast use. If the measure indicated that the carrying value exceeded estimated future revenue, the Company would reduce the carrying value to an amount equal to the estimated net realizable revenue with a corresponding impairment charge to programming costs.

Subscriber acquisition fees

In the past, under certain agreements with major domestic pay distributor systems, Crown Media United States was obligated to pay subscriber acquisition fees if defined subscriber levels were met or in order to obtain additional carriage of the Hallmark Channel by those pay distributors.

Subscriber acquisition fees are amortized over the contractual life of the distribution agreements (ranging from 1 to 9 years) as a reduction of subscriber fee revenue. Crown Media Holdings assesses the recoverability of these costs periodically by comparing the net carrying amount to the estimates of future subscriber fee revenue. The Company also assesses the recoverability of these fees whenever events such as changes in distributor relationships occur or other indicators suggest impairment.

Subscriber acquisition fee assets are a component of prepaid and other assets and subscriber acquisition fee liabilities are a component of accounts payable and accrued liabilities in the accompanying consolidated balance sheets.

Property and equipment

Property and equipment is stated at historical cost, net of accumulated depreciation and amortization. Equipment under capital leases are initially recorded at the present value of the minimum lease payments.

Depreciation on equipment is calculated using the straight-line method over the estimated useful lives of the assets. Equipment held under capital leases and leasehold improvements are amortized straight-line over the shorter of the lease term or estimated useful life of the asset.

When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation or amortization are removed from the accounts and any resulting gain or loss is included in the results of operations. The costs of normal maintenance and repairs are charged to expense when incurred.

Long-lived assets

The Company reviews long-lived assets, other than goodwill and other intangible assets with indefinite lives, for impairment whenever facts and circumstances indicate that the carrying amounts of the assets may not be recoverable. Recoverability of assets to be held and used is evaluated by comparing the carrying amount of an asset to the estimated undiscounted future net cash flows expected to be generated by the asset including its ultimate disposal. If the asset's carrying value is not recoverable, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds its fair value. The Company estimates fair values by using a combination of comparable market values and discounted cash flows, as appropriate.

Goodwill is reviewed for impairment annually as of November 30 and whenever the occurrence of an event or a change in circumstances would suggest that the carrying value of goodwill might be in excess of its fair value. In the event that the carrying value of goodwill was found to exceed its estimated fair value, the carrying value of goodwill would be reduced to its estimated fair value through an impairment charge to the Company's consolidated statements of operations.

The Company performed its annual impairment assessment for its goodwill and other non-amortizable intangible assets as of November 30 using a market approach to determine fair value. Business enterprise value is equal to common equity at market value plus debt at market value plus preferred equity at market value less cash and cash equivalents. The Company estimated the fair values of the Term A and Term B loans using discount rates of 11.2% and 11.5%, respectively. The full  $25.0 million redemption value of the company obligated mandatorily redeemable preferred interest was paid to VISN Management Corp. on December 1, 2010; therefore, the fair market value as of November 30, 2010, was  $25.0 million. The Company has valued its redeemable Preferred Stock at its liquidation preference based on a recent valuation. The Company valued its common shares using the November 30, 2010, closing NASDAQ stock price.

Legal costs and contingencies

In the normal course of business, the Company incurs costs to hire and retain external legal counsel to advise it on regulatory, litigation and other matters. The Company expenses these costs as the related services are received.

If a loss is considered probable and the amount can be reasonably estimated, the Company recognizes an expense for the estimated loss. If the Company has the potential to recover a portion of the estimated loss from a third party, the Company makes a separate assessment of recoverability and reduces the estimated loss if recovery is also deemed probable.

Leases

The Company accrues rent expense on a straight line basis over the lease term.

Assets subject to capital leases are capitalized as property and equipment at the inception of the lease. Capitalized lease assets are depreciated over their estimated useful lives; the related liabilities are included in accounts payable and accrued liabilities in the accompanying consolidated balance sheets.

Fair value of financial instruments

Financial Accounting Standards Board ("FASB") Accounting Standards Codification (the "ASC") Topic 820, Fair Value Measurements and Disclosures, provides guidance which defines fair value, establishes a framework for measuring fair value and specifies disclosures about fair value measurements. On January 1, 2008 we adopted that portion of the standard that relates to those financial assets and liabilities and nonfinancial assets and liabilities which are recognized or disclosed at fair value on a recurring basis (that is, at least annually). On January 1, 2009, subject to the FASB's delayed implementation, we adopted the remaining provisions of the standard. After adoption, we now determine fair value as an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.

The Company does not have balance sheet items carried at fair value on a recurring basis as well as similar assets and liabilities. Significant balance sheet items which are subject to non-recurring fair value measurements consist of impairment valuations of goodwill and property and equipment. In the course of recording the Company's June 2010 troubled debt restructuring, the Company estimated the fair values of its preferred and common stock issued in the Recapitalization. The standard has not had a significant impact on the determination of fair value related to non-financial assets and non-financial liabilities in 2010.

Revenue recognition

Subscriber revenue from pay television distributors is recognized as revenue when an agreement is executed, programming is provided, the price is fixed and determinable, and collectibility is reasonably assured. Subscriber fees from pay television distributors are recorded net of amortization of subscriber acquisition costs.

Advertising revenue, net of agency commissions, is recognized in the period in which related commercial spots or long form programming are aired and as ratings guarantees to advertisers are achieved. Agency commissions are calculated based on a stated percentage applied to gross billing revenue for the Company's broadcasting operations. Customers remit the gross billing amount to their agency and the agency remits gross billings less their commission to the Company. Payments received in advance of being earned are recorded as deferred revenue.

Audience deficiency unit liability

Audience deficiency units ("ADUs") are units of inventory (rights to utilize future advertising timeframes) that are made available to advertisers as fulfillment for past advertisements in programs that under-delivered on the guaranteed viewership ratings. The related liability results when impressions delivered on guaranteed ratings are less than the impressions guaranteed to advertisers. The liability is reduced and revenue is recognized when the Company airs the advertisement during another program to "make-good" on the under-delivery of impressions or the obligation expires contractually. The Company typically does not remit cash to advertisers in satisfaction of such deficiencies.

Contracts executed in the 2010/2011 upfront period require that the Company use its best efforts to run sufficient make-good advertising spots within 12 months to achieve the impressions guarantees. If the Company does not make-good within 12 months, the Company is no longer obligated to satisfy the under-delivery of the guaranteed impressions. Under previous contracts, the Company did not have the obligation to satisfy under-delivery of guaranteed impressions within 12 months and approximately  $855,000 of the Company's make-good obligations simply lapsed in 2010 due to the expiration of the applicable state's statute of limitations for contracts. While the Company now has an obligation to use its best efforts to make-good on any under-delivery of guaranteed impressions within 12 months, it also will have the benefit of being able to relieve the make-good obligations earlier than it has been able to do historically.

Marketing expense

The Company expenses marketing costs as incurred. Marketing expense was  $19.6 million,  $6.6 million and  $10.2 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Taxes on income

Pursuant to the tax sharing agreement entered into with Hallmark Cards in March 2003, the Company's results of operations for tax purposes became a part of the Hallmark Cards consolidated federal tax return as of and subsequent to March 2003. However, the Company continues to account for income taxes on a separate return basis. Accordingly, the Company accounts for income taxes using an asset and liability method which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company reduces deferred tax assets by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized without regard to the Tax Sharing Agreement. All payments received from Hallmark Cards under the tax sharing agreement are recorded as increases in additional paid-in capital and amounts the Company owes Hallmark Cards for its share of the consolidated federal tax liability caused by the inclusion of the Company in the consolidated group are treated as a reduction to paid-in capital. Conversely, related payments made by the Company to Hallmark Cards are recorded as a reduction of additional paid-in capital but only to the extent of prior payments received.

Stock-based compensation

Stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense on a straight-line basis over the period during which the holder is required to provide services in exchange for the award, i.e., usually the vesting period. See Note 14 for further information regarding our stock-based compensation assumptions and expenses.

Net income (loss) per share

Basic net income (loss) per share for each period is computed by dividing net income (loss) attributable to common stock by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share for each period is computed by dividing net income (loss) attributable to common stock by the weighted average number of common shares plus potentially dilutive common shares outstanding except whenever any such effect would be antidilutive. Potential common shares consist of incremental common shares issuable upon the exercise of stock options and common shares issuable upon conversion of the preferred stock. Approximately 341,000, 87,000 and 65,000 stock options for the years ended December 31, 2008, 2009 and 2010, respectively, and 71.2 million shares upon the conversion of the preferred stock for the year ended December 31, 2010, have been excluded from the determination of diluted net income or loss per share because the individual effect in each instance was antidilutive.

Net income attributable to common stockholders reflects allocations in favor of preferred stockholders for (i) imputed preferred stock dividends for financial reporting purposes of  $13.9 million and (ii) the potential participation in common stock dividends (equivalent to approximately 71.2 million shares of common stock) of  $2.4 million.

Concentration of credit risk

Financial instruments, which potentially subject Crown Media Holdings to a concentration of credit risk, consist primarily of cash, cash equivalents and accounts receivable. Generally, Crown Media Holdings does not require collateral to secure receivables. Crown Media Holdings has no significant off-balance sheet financial instruments with risk of accounting losses.

Five, five and four of our distributors each accounted for more than 10% of our subscriber revenue for the years ended December 31, 2008, 2009 and 2010, and together accounted for a total of 77%, 75% and 66% of subscriber revenue during the years ended December 31, 2008, 2009 and 2010, respectively. Three of our distributors each accounted for approximately 15% or more of our subscribers for the years ended December 31, 2008, 2009 and 2010, respectively, and together accounted for 61%, 61% and 60% of our Hallmark Channel subscribers during the years ended December 31, 2008, 2009 and 2010, respectively.

Four and three of our programming content providers accounted for more than 10% of our total license fees payable as of December 31, 2009 and 2010, respectively, and together accounted for a total of 75% and 53% of the license fees payable, respectively.

Recently issued accounting pronouncements

In October 2009, the FASB issued Accounting Standards Update, 2009-13, Revenue Recognition (ASC Topic 605): Multiple Deliverable Revenue Arrangements—A Consensus of the FASB Emerging Issues Task Force. This update provides application guidance on whether multiple deliverables exist, how the deliverables should be separated and how the consideration should be allocated to one or more units of accounting. This update establishes a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence, if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific nor third-party evidence is available. The Company will be required to apply this guidance for fiscal years beginning on or after June 15, 2010, prospectively for revenue arrangements entered into or materially modified after January 1, 2011; however, earlier application is permitted. The adoption of this guidance will not have a material impact on our consolidated financial statements.

In January 2010, the FASB issued guidance that requires reporting entities to make new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. The guidance is effective for annual reporting periods beginning after December 15, 2009, except for Level 3 reconciliation disclosures that are effective for annual periods beginning after December 15, 2010. The adoption of this guidance did not have a material impact on our consolidated financial statements.

Sale of membership interest in Crown Media Distribution, residual and participation liability and third party indemnity	12 Months Ended
Dec. 31, 2010
Sale of membership interest in Crown Media Distribution, residual and participation liability and third party indemnity
Sale of membership interest in Crown Media Distribution, residual and participation liability and third party indemnity

3.   Sale of membership interest in Crown Media Distribution, residual and participation liability and third party indemnity

In December 2006, the Company sold its film library consisting of domestic rights and certain international ancillary rights to approximately 620 television movies, mini-series and series (the "Crown Library") to RHI Entertainment LLC ("RHI"). As a condition of the sale, the Company agreed to pay up to  $22.5 million for residuals and profit participations related to RHI's domestic exploitation of the Crown Library for a ten-year period ending December 14, 2016. The Company estimated the fair value of this obligation to be approximately  $10.6 million at December 15, 2006, assuming the maximum payout.

In December 2009 the Company concluded that payments for residuals and participations under its liability to RHI would occur generally later than originally estimated in December 2006. Accordingly, the Company reduced the carrying amount of the liability by  $682,000 and recognized a corresponding gain from sale of film assets in the accompanying statement of operations. In July 2010, the Company received notification of pending requests for payments of approximately  $8.0 million related to exploitation of the Crown Library through mid-2010. Accordingly, the Company increased the carrying amount of the liability by  $155,000 and recognized a corresponding loss from sale of film assets in the second quarter of 2010. The Company has recently received requests for payments of an additional  $2.0 million and expects to pay the total amount of approximately  $10.0 million in March 2011. Notwithstanding the acceleration of payments ahead of the Company's prior expectations, in December 2010 management revised its estimated payment stream because of ongoing operating and financial difficulties being experienced by RHI, including reorganization in bankruptcy. As of December 31, 2010, management believes that fulfillment of its indemnification obligation will occur over a period longer than previously estimated. Accordingly, in the fourth quarter of 2010, the Company decreased the carrying amount of the liability by  $874,000 and recognized a corresponding gain from sale of film assets in the accompanying statement of operations.

Carrying amounts of this liability of  $13.9 million and  $14.2 million as of December 31, 2009 and 2010, respectively, are included in accrued liabilities on the accompanying consolidated balance sheets. The aggregate amount of payments that the Company will make under this obligation is dependent upon the relative success RHI achieves in exploiting these film assets. However, in no event will the aggregate cash payments under this obligation exceed  $22.5 million. At December 31, 2010, the maximum future payout remaining under this agreement is  $19.9 million. The timing of such payments is dependent upon not only the timing of RHI's exploitation of these film assets but RHI's administrative processes by which it will request payments from the Company. Accordingly, it is likely that, during the remaining term of this liability, the carrying amount will be adjusted as additional information becomes available to the Company.

Also, included in accounts payable and accrued liabilities as of December 31, 2009 and 2010, is  $364,000 and  $411,000, respectively, for the estimated cost of residuals and participations that the buyer of our international business (which included the international rights to our film library) would otherwise be obligated to pay to third parties in connection with international film library sales between the April 2005 sale and April 2015. The Company's actual cost of this obligation will depend on the actual internal usage or sales of these films by the buyer.

In December 2008, the Company received information from the buyer of the international business related to the actual internal usage and sales of these films through December 31, 2007. As a result, the Company reduced its estimate of this liability by  $5.1 million. The Company did so by recording a gain from sale of discontinued operations of  $3.0 million and a reduction of interest expense of  $2.1 million.

In December 2009, the Company concluded that payments for residuals and participations under its liability to the buyer of the international business would occur generally later than estimated in December 2008. Accordingly, the Company reduced the carrying amount of the liability by  $12,000 and recognized a corresponding decrease in interest expense in the accompanying statement of operations.

Program license fees	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Program license fees
Program license fees

3. Program License Fees

Program license fees are comprised of the following:

	As of December 31,	As of June 30,
	2010	2011
	(In thousands)
Program license fees — non-affiliates	$552,869	$605,295
Program license fees — Hallmark Cards affiliates	15,000	15,400
Program license fees, at cost	567,869	620,695
Accumulated amortization	(331,792)	(360,004)
Program license fees, net	$236,077	$260,691

License fees payable are comprised of the following:

	As of December 31,	As of June 30,
	2010	2011
	(In thousands)
License fees payable — non-affiliates	$126,375	$142,552
License fees payable — Hallmark Cards affiliates	11,729	11,368
Total license fees payable	138,104	153,920
Less current maturities	(104,286)	(114,678)
Long-term license fees payable	$33,818	$39,242

In the regular course of evaluating the remaining usefulness of its various program licenses, the Company may determine that certain licenses may be of little future program value to it.  In such instances, the Company shortens the estimated remaining lives to zero, thereby accelerating amortization of the remaining net book value.  During the three and six months ended June 30, 2010, such changes in estimates resulted in additional amortization of program license fees of  $0 and  $227,000, respectively.  During the three and six months ended June 30, 2011, such changes in estimates resulted in additional amortization of program license fees of  $600,000.

Under certain license agreements with RHI Entertainment Distribution, LLC (“RHIED”) the Company is obligated to pay  $5.3 million through December 1, 2013.  In connection with its reorganization in bankruptcy, RHIED assigned its right to receive these license payments to Hallmark Cards.  During the six months ended June 30, 2011, the Company reclassified  $2.5 million from license fees payable (to non-affiliates) to payables to Hallmark Cards affiliates. During the same period the Company remitted payment of  $1.3 million to Hallmark Cards.  Therefore, at June 30, 2011, the payable to Hallmark Cards affiliates includes  $1.2 million related to this assignment.  The remaining  $2.8 million relates to license periods that have not commenced as of June 30, 2011; accordingly, such amount is not reflected in the accompanying condensed consolidated balance sheet.  See Commitments and Contingencies below.

4.   Program license fees

Program license fees are comprised of the following:

	As of December 31,
(In thousands)	2009	2010

Program license fees—other non-affiliates	$597,206	$552,869
Program license fees—Hallmark Cards affiliates	12,668	15,000

Program license fees, at cost	609,874	567,869
Accumulated amortization	(324,717)	(331,792)

Program license fees, net	$285,157	$236,077

Programming costs included in the accompanying consolidated statements of operations for the years ended December 31, 2008, 2009 and 2010, were  $140.7 million,  $127.5 million and  $125.2 million, respectively.

In the regular course of evaluating the remaining usefulness of its various program licenses, the Company may determine that certain licenses may be of little future program value to it. In such instances, the Company shortens the estimated remaining lives to zero, thereby accelerating amortization of the remaining net book values. The Company made no such changes in estimates during the years ended December 31, 2008 and 2009. During the year ended December 31, 2010, such changes in estimates resulted in additional amortization of program license fees of  $227,000.

At December 31, 2009 and 2010,  $1.8 million and  $4.1 million, respectively, of program license fees were included in prepaid and other assets on the accompanying consolidated balance sheets as the Company made payments for the program license fees prior to commencement of the license period.

License fees payable are comprised of the following:

	As of December 31,
(In thousands)	2009	2010

License fees payable—non-affiliates	$171,966	$126,375
License fees payable—Hallmark Cards affiliates	10,409	11,729

Total license fees payable	182,375	138,104
Less current maturities	(99,494)	(104,286)

Long-term license fees payable	$82,881	$33,818

Property and equipment	12 Months Ended
Dec. 31, 2010
Property and equipment
Property and equipment

5.   Property and equipment

Property and equipment are comprised of the following:

	As of December 31,
			Depreciable life (in years)
(In thousands)	2009	2010

Technical equipment and computers	$6,614	$7,505	3 - 5
Leased assets	17,363	17,611	3 - 15
Furniture, fixtures and equipment	652	679	5
Leasehold improvements	1,127	—	3 - 7
Construction-in-progress	—	368

Property and equipment, at cost	25,756	26,163
Accumulated depreciation	(12,580)	(13,462)

Property and equipment, net	$13,176	$12,701

Depreciation expense related to property and equipment was  $2.4 million,  $2.6 million and  $2.2 million, for the years ended December 31, 2008, 2009 and 2010, respectively.

Software and other intangible assets of  $507,000 and  $515,000 as of December 31, 2009 and 2010, respectively, have been included in prepaid and other assets on the accompanying consolidated balance sheets.

Leases	12 Months Ended
Dec. 31, 2010
Leases
Leases

6.   Leases

The Company leases uplink and transponder capacity and copiers under long-term lease agreements that are accounted for as capital leases. The capital lease liabilities are included as a component of both accounts payable and accrued liabilities and non-current accrued liabilities in the accompanying consolidated balance sheets. In addition, the Company leases uplink services and office facilities under operating leases that are generally non-cancelable. These leases expire at various dates through June 2019, and some contain escalation clauses and renewal options. Future minimum lease payments under the agreements at December 31, 2010, are as follows:

Years ended December 31, (In thousands)	Capital leases	Operating leases(1)

2011	$2,249	$ 5,018
2012	2,249	5,045
2013	2,219	4,882
2014	2,160	5,051
2015	2,160	2,993
Thereafter	8,550	632

Total minimum lease payments	19,587	$23,621

Less amount representing interest (at implicit rates of 9.375% and 3.910%)	(6,303)

Present value of net minimum lease payments	13,284
Less current maturities	(1,059)

Long term obligation	$12,225

(1)   Includes cancellable amounts related to parking spaces for our Los Angeles, California, office in the amounts of  $119,000 for 2011 through 2014 and  $89,000 for 2015.

Rent expense under the operating leases was  $3.0 million,  $2.9 million and  $3.2 million, respectively, for the years ended December 31, 2008, 2009 and 2010. Amortization of the uplink and transponder asset held under a capital lease is recorded as amortization of capital lease on the accompanying statements of operations.

The Company accrues and recognizes rent expense on a straight line basis over the term of the lease, including rental holidays. The Company uses the initial lease term, including the free rent holiday period, to determine the lease term.

The Company recognizes revenue for selling excess digital channel capacity on a leased transponder to third parties as Other Revenue. Revenue for the excess capacity was  $126,000 in 2010 and will be  $252,000 in 2011 through 2013 and  $105,000 in 2014.

Credit facility	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Credit facility
Credit facility

4. Revolving Credit Facilities

In connection with the Recapitalization, the Company entered into Amendment No. 17 to the Company’s amended credit agreement with JP Morgan Chase Bank, effective June 29, 2010.  Amendment No. 17, among other things, extended the maturity date of the credit facility to June 30, 2011.

Amendment No. 17 terminated the Hallmark Cards Subordination and Support Agreement.  The Hallmark Cards Facility Guarantee remained in place. A related intercreditor agreement among HCC, JP Morgan Chase Bank and the Company, among other things, defined the lien priorities and allowed for payments to HCC pursuant to the Recapitalization.  The credit facility was guaranteed by Hallmark Cards and the Company’s subsidiaries and was secured by all tangible and intangible assets of the Company and its subsidiaries. Interest under the credit facility was equal to the LIBOR Rate plus 2.25% in the case of a Eurodollar Loan and the Alternate Base Rate plus 1.25% in the case of an Alternate Base Rate Loan (with each named rate and loan as defined in Amendment No. 17).  The Company’s ability to borrow additional amounts under the credit facility was not otherwise limited or restricted.

On June 29, 2011, the Company entered into Amendment No. 18, which extended the maturity date of the credit facility to the earlier to occur of (i) July 29, 2011 or (ii) the date of the execution of definitive documentation with respect to any Indebtedness of the type contemplated by Exhibit 99.1 of Crown Media Holdings’ 8-K dated June 20, 2011 that was filed with the SEC on June 21, 2011.

In connection with the 2011 Refinancing, the Company obtained a new credit agreement comprising the Term Loan and a new senior revolving credit facility that will expire on July 14, 2016. See the Subsequent Events footnote below.

The credit facility, as amended, contained a number of affirmative and negative covenants.  The Company was in compliance with these covenants as of June 30, 2011.

At December 31, 2010, and June 30, 2011, the Company did not have outstanding borrowings under the credit facility and there were no letters of credit outstanding. Interest expense on borrowings under the credit facility for both the three months ended June 30, 2010 and 2011, was  $0. Interest expense on borrowings under the credit facility for each of the six months ended June 30, 2010 and 2011, was  $4,000 and  $0, respectively.

7.   Credit facility

Amendment No. 16 to the credit facility, entered into on March 2, 2010, set the maximum amount that may be borrowed under the credit facility at  $30.0 million (a reduction from  $45.0 million) and extended the maturity date to August 31, 2010. In connection with the Recapitalization, the Company entered into Amendment No. 17 to the Company's amended credit agreement with JP Morgan Chase Bank, effective June 29, 2010. Amendment No. 17, among other things, extended the maturity date of the credit facility June 30, 2011.

Amendment No. 17 terminated the Hallmark Cards Subordination and Support Agreement. The Hallmark Cards Facility Guarantee remains in place and an intercreditor agreement among HCC, JP Morgan Chase Bank and the Company was entered into which, among other things, defines the lien priorities and allowed for payments to HCC pursuant to the Recapitalization. The credit facility is guaranteed by Hallmark Cards and the Company's subsidiaries and is secured by all tangible and intangible assets of the Company and its subsidiaries. Interest under the credit facility is equal to the LIBOR Rate plus 2.25% in the case of a Eurodollar Loan and the Alternate Base Rate plus 1.25% in the case of an Alternate Base Rate Loan (with each named rate and loan as defined in Amendment No. 17). The Company's ability to borrow additional amounts under the credit facility is not limited or restricted.

The credit facility, as amended, contains a number of affirmative and negative covenants. The Company was in compliance with these covenants as of December 31, 2010.

At December 31, 2009, and 2010, the Company had outstanding borrowings of  $1.0 million and  $0, respectively, under the credit facility and there were no letters of credit outstanding. At December 31, 2009, all of the outstanding balance bore interest at the Eurodollar rate (2.49% weighted average rate at December 31, 2009). Interest expense on borrowings under the credit facility for each of the years ended December 31, 2008, 2009 and 2010, was  $2.1 million,  $350,000 and  $4,000, respectively.

Related party obligations	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Related party obligations
Related party obligations

5. Related Party Long-Term Obligations

Related Party Long-Term Obligations

Without giving effect to the 2011 Refinancing, the aggregate maturities of related party long-term debt and future interest (assuming no utilization of the payment-in-kind options) for each of the five years subsequent to June 30, 2011, were as follows:

	Payments Due by Period
	Total	Year 1	Year 2	Year 3	Year 4	Year 5
	(In thousands)
Term A Loan, due December 31, 2013, interest payable quarterly to HCC at 9.5% per annum through December 31, 2011 and 12% thereafter	$245,627	$20,514	$22,855	$202,258	$—	$—
Term B Loan, due December 31, 2013, interest payable quarterly to HCC at 11.5% per annum through December 31, 2011 and 14% thereafter	153,867	14,673	16,078	123,116	—	—
	$399,494	$35,187	$38,933	$325,374	$—	$—

The Company paid principal of  $7.2 million and interest of  $603,000 during the three months ended June 30, 2011, on the Term A and Term B Loans.  The Company paid principal of  $23.6 million and interest of  $1.4 million during the six months ended June 30, 2011, on the Term A and Term B Loans.  The Company paid principal of  $67,000 and interest of  $21,000 during both the three and six months ended June 30, 2010, on the Term A and Term B Loans.

After giving effect to the 2011 Refinancing, the aggregate maturities of long-term debt including future interest for each of the five years subsequent to June 30, 2011, would be as follows:

	Payments Due by Period
	Total	Year 1	Year 2	Year 3	Year 4	Year 5	Thereafter
	(In thousands)
The Notes, due July 15, 2019, interest payable semiannually at 10.5% per annum	$552,088	$15,838	$31,500	$31,500	$31,500	$31,500	$410,250
Term Loan, due July 14, 2018	292,841	11,298	14,200	14,078	13,956	13,865	225,444
	$844,929	$27,136	$45,700	$45,578	$45,456	$45,365	$635,694

Senior Secured Note

In August 2003, the Company issued a senior note to HCC for  $400.0 million. Cash payments for interest were not required from inception through June 29, 2010. The principal amount of the senior secured note accreted at 10.25% per annum, compounding semi-annually, to June 29, 2010.  The Company’s obligations under this note, including  $797.4 million of principal and accrued interest, were terminated in connection with the Recapitalization.

Notes and Interest Payable to HCC

On December 14, 2001, the Company executed a  $75.0 million promissory note with HCC.  Interest was payable in cash, quarterly in arrears five days after the end of each calendar quarter. During 2010 the Company paid  $4.3 million for interest.  The Company’s obligations under this note, including  $108.6 million of principal, were terminated in connection with the Recapitalization.

On October 1, 2005, the Company converted approximately  $132.8 million of its license fees payable to a Hallmark Cards affiliate to a promissory note subsequently transferred to HCC.  During 2010 the Company paid  $6.8 million for interest.  The Company’s obligations under this note, including  $170.1 million of principal, were terminated in connection with the Recapitalization.

On March 21, 2006, the Company converted approximately  $70.4 million of its payable to a Hallmark Cards affiliate to a promissory note subsequently transferred to HCC. During 2010 the Company paid  $2.5 million for interest.   The Company’s obligations under this note, including  $62.0 million of principal, were terminated in connection with the Recapitalization.

Hallmark Guarantee; Interest and Fee Reductions

Hallmark Cards unconditionally guaranteed the Company’s obligations to JPMorgan Chase Bank under the credit facility that expired on July 14, 2011.  This credit support provided by Hallmark Cards resulted in reductions in the interest rate and commitment fees under the credit facility through July 14, 2011; however, the Company agreed to pay and has paid an amount equal to the reductions in the interest rate and commitment fees to Hallmark Cards.  The Company paid Hallmark Cards a reduction amount of the interest rate and commitment fees equal to 0.75% and 0.125%, respectively. Interest expense to HCC in connection with the JPMorgan Chase Bank credit facility was  $0 for both the three months ended June 30, 2010 and 2011. Interest expense to HCC in connection with the JPMorgan Chase Bank credit facility was  $1,000 and  $0 for the six months ended June 30, 2010 and 2011, respectively. Commitment fee expense for both the three months ended June 30, 2010 and 2011, was  $10,000. Commitment fee expense for the six months ended June 30, 2010 and 2011, was  $22,000 and  $19,000, respectively.

8.   Related party obligations

Recapitalization

For financial reporting purposes, the Recapitalization has been accounted for as a troubled debt restructuring in accordance with the guidance of ASC Topic 470-60 Debt—Troubled Debt Restructurings. Identification of the Recapitalization as a troubled debt restructuring involved both qualitative and quantitative aspects. Among the qualitative aspects considered were (i) the Company's expectations that it would have been unable to fulfill the debt service requirements associated with approximately  $342.2 million of principal and interest payable to HCC on May 1, 2010 upon the expiration of the waiver agreement (which was extended to August 31, 2010 pursuant to the master recapitalization agreement), along with an additional  $784.6 million of principal and interest that would have become immediately due pursuant to cross-default provisions, and (ii) the going concern opinion rendered by the Company's independent registered public accounting firm in connection with the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009. Quantitatively, Hallmark Cards is deemed to have granted a "concession" within the meaning of ASC 470-60. Prior to consummation of the Recapitalization, the weighted average interest rate of HCC debt was approximately 8.3%. After consideration of (x) the estimated fair values of Preferred Stock and Common Stock issued in the Recapitalization and (y) the debt service requirements of New Debt, the overall effective interest rate on the New Debt resulting from the Recapitalization is less than 1%.

Pursuant to the guidance in the ASC, we (1) recorded the issuance of Preferred Stock and Common Stock at their respective estimated fair values as of June 29, 2010 and (2) recorded New Debt in an amount equal to the residual of (i) the carrying value of HCC Debt less (ii) the estimated fair values of such Preferred Stock and Common Stock. New Debt has been apportioned between the Term A and Term B Loans on the basis of their relative fair values. The amounts by which the apportioned Term Loans exceeded the respective stated amounts of principal are being amortized over the terms of the loans as reductions of the interest expense that otherwise would arise from the stated cash interest rates. The resulting effective interest rates are approximately 0.789% and 1.002%, for the Term A Loan and Term B Loan, respectively. If, and when, any of the available pay-in-kind options (where interest is added to principal) are exercised, the effects of such elections will be recognized prospectively.

The Mergers of HEI and HEH involved non-substantive subsidiaries of Hallmark Cards. The Mergers were recorded at carry-over basis pursuant to the guidance of ASC Topic 805-50 Business Combinations—Related Issues. HEIC and HEH did not have assets other than their investment in the Company.

The following table summarizes the accounting for the Recapitalization:

		In thousands

Pre-Recapitalization
HCC Debt		$1,161,918
Deferred debt issuance costs		(475)
Transaction costs		(3,596)

		$1,157,847

Post-Recapitalization
New Debt		$ 432,140
Preferred stock, 185,000 shares, $0.01 par value, $1,000 liquidation preference		185,000
Common stock, $0.01 par value		2,549
Additional paid-in capital
Fair values of new preferred stock and common stock, less liquidation preference and par value, respectively	$541,754
Transaction costs related to new preferred stock and common stock	(2,547)	539,207

Transaction costs related to the New Debt included in selling, general and administrative expense		(1,049)

		$1,157,847

See "Recapitalization of the Company" in Note 1 for information regarding the debt obligations owed to HCC immediately prior to the Recapitalization. See Note 11 for information related to an imputed discount that arose with the issuance of Preferred Stock and the related effect on the determination of net income (loss) per share.

Related party long-term obligations

The aggregate maturities of nominal related party long-term debt and future interest (assuming no utilization of the payment-in-kind options) for each of the five years subsequent to December 31, 2010, are as follows:

	Payments due by period
(In thousands)	Total	Less than 1 year	2 years	3 years	4 years	5 years

Term A note, due December 31, 2013, interest payable quarterly to HCC at 9.5% per annum through December 31, 2011 and 12% thereafter(1)	$264,058	$27,565	$22,886	$213,607	$—	$—
Term B note, due December 31, 2013, interest payable quarterly to HCC at 11.5% per annum through December 31, 2011 and 14% thereafter	160,425	13,225	16,100	131,100	—	—

	$424,483	$40,790	$38,986	$344,707	$—	$—

(1)   The Company anticipates making a principal payment on the Term A note of approximately  $9.3 million, which is the Company's estimated principal payment based on the excess cash flow provisions defined in the Credit Agreement.

The nominal obligations noted in the table above differ from the obligations included in the accompanying balance sheet due to the treatment of the Term A and Term B notes under troubled debt restructuring accounting. The Company paid principal and interest of  $16.3 million during the year ended December 31, 2010, on the Term A and Term B notes.

Senior secured note

In August 2003, the Company issued a senior note to HCC for  $400.0 million. Cash payments for interest were not required from inception through June 29, 2010. The principal amount of the senior secured note accreted at 10.25% per annum, compounding semi-annually, to June 29, 2010. At December 31, 2009,  $758.8 million of principal and interest was included in the senior note payable in the accompanying consolidated balance sheet. The Company's obligations under this note, including  $797.4 million of principal and accrued interest, were terminated in connection with the Recapitalization.

Notes and interest payable to HCC

On December 14, 2001, the Company executed a  $75.0 million promissory note with HCC. Interest was payable in cash, quarterly in arrears five days after the end of each calendar quarter. The rate of interest under this note was LIBOR plus 5% per annum (5.29% at December 31, 2009). At December 31, 2009,  $108.6 million of principal, including interest previously added to principal, and  $1.5 million of accrued interest were reported as notes and interest payable to HCC on the accompanying consolidated balance sheet. During 2009 and 2010 the Company paid  $6.3 million and  $4.3 million, respectively, for interest. The Company's obligations under this note, including  $108.6 million of principal, were terminated in connection with the Recapitalization.

On October 1, 2005, the Company converted approximately  $132.8 million of its license fees payable to a Hallmark Cards affiliate to a promissory note subsequently transferred to HCC. The rate of interest under this note was LIBOR plus 5% per annum (5.29% at December 31, 2009). At December 31, 2009,  $170.1 million of principal, including interest previously added to principal, and  $2.3 million of accrued interest were reported as notes and interest payable to HCC on the accompanying consolidated balance sheet. During 2009 and 2010 the Company paid  $9.8 million and  $6.8 million, respectively, for interest. The Company's obligations under this note, including  $170.1 million of principal, were terminated in connection with the Recapitalization.

On March 21, 2006, the Company converted approximately  $70.4 million of its payable to a Hallmark Cards affiliate to a promissory note subsequently transferred to HCC. The rate of interest under this note was LIBOR plus 5% per annum (5.29% at December 31, 2009). At December 31, 2009,  $62.0 million of principal, including interest previously added to principal, and  $838,000 of accrued interest, were reported as notes and interest payable to HCC on the accompanying consolidated balance sheet. During 2009 and 2010 the Company paid  $3.6 million and  $2.5 million, respectively, for interest. The Company's obligations under this note, including  $62.0 million of principal, were terminated in connection with the Recapitalization.

Hallmark guarantee; interest and fee reductions

Hallmark Cards has unconditionally guaranteed the Company's obligations to JPMorgan Chase Bank under the credit facility. Payments, if any, under this guarantee will not reduce the Company's obligations under the credit facility but instead will convey to Hallmark Cards a subordinated participation interest in the Company's obligations under the credit facility. Hallmark Cards also has an option to purchase the lender's entire interest in the credit facility. Prior to April 2009, Hallmark Cards' credit support for the Company's bank credit facility consisted of supplying a letter of credit.

The above mentioned credit support provided by Hallmark Cards resulted in reductions in the interest rate and commitment fees under the credit facility; however, the Company agreed to pay and has paid an amount equal to the reductions in the interest rate and commitment fees to Hallmark Cards. On April 1, 2009, the interest rate and commitment fees under the renewed credit facility increased and the Company began paying Hallmark Cards a smaller reduction amount of the interest rate and commitment fees equal to 0.75% and 0.125%. Interest expense paid to HCC in connection with the JPMorgan Chase Bank credit facility was  $1.1 million,  $963,000,  $1,000 for the years ended December 31, 2008, 2009 and 2010, respectively. Commitment fee expense for the years ended December 31, 2008, 2009 and 2010, was  $91,000,  $50,000 and  $41,000, respectively.

Lease guarantees with Hallmark Cards

On February 24, 2010, the Company executed a letter of credit/guaranty commitment with respect to a certain lease agreement with 12700 Investments, Ltd. for the office space at 12700 Ventura Boulevard, Studio City, California. The landlord required that Crown Media United States, the entity which executed the lease, provide a letter of credit of  $1.6 million securing certain obligations of Crown Media United States. Consequently, Hallmark Cards has agreed to guarantee the issuer of such letter of credit against any loss thereon pursuant to the guaranty. As an inducement for Hallmark Cards to issue the guaranty, Crown Media United States has agreed to pay Hallmark Cards a fee which equals 0.75% per annum of the outstanding letter of credit obligation. Additionally, in the event that Hallmark Cards is required to pay any amount under the guaranty, Crown Media United States must reimburse Hallmark Cards for any such amount plus any fees and charges associated with making such payment, any interest applicable to such amount and any costs and expenses of Hallmark Cards in connection with protecting its rights under the guaranty.

On September 2, 2008, Hallmark Cards issued a guaranty for the benefit of Crown Media United States, which guaranty pertains to a lease agreement with Paramount Group, Inc. for the office space at 1325 Avenue of the Americas, New York, New York. As a condition to executing the lease agreement, the landlord required Hallmark Cards to guaranty all obligations of Crown Media United States under the lease agreement. As an inducement for Hallmark Cards to issue the guaranty, Crown Media United States has paid Hallmark Cards a fee which equals 0.28% per annum of the outstanding obligation under the lease agreement. Additionally, in the event that Hallmark Cards is required to pay any amount under the guaranty, Crown Media United States must reimburse Hallmark Cards for any such amount plus any fees and charges associated with making such payment, any interest applicable to such amount and any costs and expenses of Hallmark Cards in connection with protecting its rights under the guaranty.

Related party transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Related party transactions
Related party transactions

6. Related Party Transactions

Tax Sharing Agreement

On March 11, 2003, the Company became a member of Hallmark Cards’ consolidated federal tax group and entered into a federal tax sharing agreement with Hallmark Cards (the “federal tax sharing agreement”). Hallmark Cards includes the Company in its consolidated federal income tax return.  Accordingly, Hallmark Cards has benefited from subsequent tax losses and may benefit from future federal tax losses, which may be generated by the Company.  Based on the original federal tax sharing agreement, Hallmark Cards agreed to pay the Company all of the benefits realized by Hallmark Cards as a result of including the Company in its consolidated income tax return. Also, taxable income recognized by the Company that is included in the Hallmark Cards consolidated tax return will result in a payment by the Company to Hallmark Cards.

On a quarterly basis through December 31, 2009, Hallmark Cards paid the Company cash for 75% of the estimated benefit from losses with the balance applied as an offset against other amounts owed by the Company to any member of the Hallmark Cards consolidated group under any loan, line of credit or other payable, subject to limitations under any loan indentures or contracts restricting such offsets.  As part of the Recapitalization, the federal tax sharing agreement was amended to provide that 100% of any such benefit will be deferred for application against future tax liabilities of the Company.  Pursuant to the August 2003 amendment to the federal tax sharing agreement, the benefit that would otherwise have resulted from interest accrued on the 10.25% senior secured note was not available to the Company until such interest was paid in cash. As a result of the Recapitalization, such interest accrued from January 1, 2010, through June 29, 2010, was treated as a deduction under the amended federal tax sharing agreement.

At December 31, 2009, the Company owed Hallmark Cards  $8.5 million under the federal tax sharing agreement for 2009. The liability was satisfied on June 29, 2010, in connection with the Recapitalization. For the year ended December 31, 2010, the Company owed Hallmark Cards  $12.9 million for tax as calculated pursuant to the amended federal tax sharing agreement and this amount was paid to Hallmark Cards in December 2010. The Company owed Hallmark Cards  $5.1 million under the federal tax sharing agreement for the first quarter of 2011 which was paid in April 2011. The Company owes Hallmark Cards  $5.4 million under the federal tax sharing agreement for the second quarter of 2011 which was paid in July 2011.

Since May 9, 2000, the Company has been included in certain combined state income tax returns of Hallmark Cards or Hallmark Entertainment Holdings. Consequently, Hallmark Entertainment Holdings and the Company entered into a state tax sharing agreement. Under the state tax sharing agreement, Hallmark Entertainment Holdings and the Company file consolidated, combined or unitary state tax returns.  The Company makes tax-sharing payments to (or receives payments from) Hallmark Entertainment Holdings equal to the taxes (or tax refunds) that the Company would pay (or receive) if it filed on a stand-alone basis. Such payments are computed based on the Company’s taxable income (loss) and other tax items beginning the day following the May 9, 2000, reorganization.   Hallmark Cards has agreed to waive the state tax liability associated with the 2010 cancellation of debt income in those states in which Hallmark Cards files a combined return.  Accordingly, the Company has reduced the liability for the state taxes and credited paid-in capital for that amount.  As of June 30, 2011, it is estimated that the Company will owe Hallmark Cards approximately  $988,000 with respect to the state tax sharing payments relating to 2010 and 2011.  This amount will be payable two days prior to the due date of the state tax returns.

Any payments received from Hallmark Cards or credited against amounts owed by the Company to any member of the Hallmark Cards consolidated group under the tax sharing agreements have been recorded as additions to paid-in capital in the accompanying consolidated statements of stockholders’ deficit. Any amounts owed or payments made to Hallmark Cards or to any member of the Hallmark Cards consolidated group under the tax sharing agreement in excess of current tax expense have been recorded as reductions to paid-in capital.

Release of Valuation Allowance

The Company had established a deferred tax asset of  $610.2 million as of December 31, 2010, and had recorded a full valuation allowance against it.  After evaluating positive and negative evidence available as of the reporting date, including recent earnings history, the Company has determined that it is more likely than not that it will utilize a portion of its tax loss carry forwards, as if separate returns were filed. Consistent with ASC 740 Income Taxes, the following sources of taxable income may be available under the tax law to realize a portion or all of a tax benefit for deductible temporary differences and carry forwards:

·                  Future reversals of existing taxable temporary differences

·                  Taxable income in prior carry back year(s) if carry back is permitted under the tax law

·                  Tax planning strategies

·                  Future taxable income exclusive of reversing temporary differences and carry forwards

The Company has released a portion of its valuation allowance and has recognized an unreserved deferred tax asset of approximately  $44.2 million on its balance sheet as of June 30, 2011.  This also results in a non-cash reduction in income tax expense.

In accordance with ASC 740, the Company recorded  $44.2 million of tax benefit for the portion of the change in valuation allowance arising from expected realization of deferred tax assets in future years as a discrete item in the first quarter of 2011.  The tax benefit for the portion of the change in valuation allowance arising from income in the current year is included in the Company’s computation of the estimated annual effective tax rate for the year, and, therefore, will reduce the tax expense the Company otherwise would have recorded for the remainder of 2011 absent any beginning of year valuation allowance.

The Company will continue to evaluate the available positive and negative evidence available in subsequent periods and adjust its remaining valuation allowance to an amount it determines to be more likely than not to be realized.

Services Agreement with Hallmark Cards

Hallmark Cards provides Crown Media Holdings with tax, risk management, health safety, environmental, insurance, legal, treasury, human resources, cash management and real estate consulting services.  In exchange, the Company is obligated to pay Hallmark Cards a fee, plus out-of-pocket expenses and third party fees, in arrears on the last business day of each quarter. Fees for Hallmark Cards’ services were  $387,000 for full year ending December 31, 2010, and are expected to be  $448,000 for the full year ending December 31, 2011.

At December 31, 2010, and June 30, 2011, the Company’s payables to Hallmark Cards affiliates on the accompanying condensed consolidated balance sheets were  $1.0 million and  $7.7 million, respectively. The December 31, 2010, balance was comprised of  $757,000 of state taxes due under the state tax sharing agreement and  $248,000 of non-interest bearing unpaid accrued service fees and unreimbursed expenses.  The June 30, 2011, balance was comprised of  $5.4 million of federal taxes due in July 2011 and  $988,000 of state taxes due under the federal and state tax sharing agreements,  $1.2 million of assigned license payments, and  $30,000 of non-interest bearing unpaid accrued service fees and unreimbursed expenses. The  $15.2 million outstanding at December 31, 2009, was satisfied on June 29, 2010, in connection with the Recapitalization.

Hallmark Hall of Fame

On July 6, 2011, the Company entered into an agreement with Hallmark Cards for six new “Hallmark Hall of Fame” two-hour movies to be produced by Hallmark Cards over a two-year license term.  The Company has the right to broadcast each movie four times during a period which begins seven days after and ends 14 days after the initial broadcast of each movie on the ABC Network.  The Company will retain over nine minutes of commercial time within or adjacent to the running time of each movie and such time will either be used for promos or sales to advertisers who sell products compatible with the Hallmark image.  All other commercial time will be for Hallmark Cards and Hallmark-branded commercials.  Hallmark Cards has agreed to pay the Company  $3.4 million during the two-year period.  The program license agreement described herein will have no effect on the Hallmark Hall of Fame program license agreement which the Company entered into with Hallmark Cards in 2008.

9.   Related party transactions

Tax sharing agreement

Overview

On March 11, 2003, the Company became a member of Hallmark Cards' consolidated federal tax group and entered into a federal tax sharing agreement with Hallmark Cards (the "tax sharing agreement"). Hallmark Cards includes the Company in its consolidated federal income tax return. Accordingly, Hallmark Cards has benefited from subsequent tax losses and may benefit from future federal tax losses, which may be generated by the Company. Based on the original tax sharing agreement, Hallmark Cards agreed to pay the Company all of the benefits realized by Hallmark Cards as a result of including the Company in its consolidated income tax return. Also, taxable income recognized by the Company that is included in the Hallmark Cards consolidated tax return will result in a payment by the Company to Hallmark Cards.

Through December 31, 2009, the benefit from losses generated have been paid 75% in cash on a quarterly basis with the balance applied as an offset against other amounts owed by the Company to any member of the Hallmark Cards consolidated group under any loan, line of credit or other payable, subject to limitations under any loan indentures or contracts restricting such offsets. As a result of the Recapitalization, the tax agreement has been amended to provide that 100% of any such benefit will be deferred for application against future tax liabilities of the Company. Pursuant to the amendment to the tax sharing agreement in August 2003, the benefit that would otherwise result from interest accrued on the 10.25% senior secured note was not available to the Company until such interest is paid in cash. As a result of the Recapitalization, such interest accrued from January 1, 2010, through June 29, 2010, will be treated as a deduction under the amended tax sharing agreement.

The Company received  $21.3 million under the tax sharing agreement during 2008, which was offset against the tax note. At December 31, 2009, the Company owed Hallmark Cards  $8.5 million under the tax sharing agreement for 2009. The liability was satisfied on June 29, 2010, in connection with the Recapitalization. For the year ended December 31, 2010, the Company owed Hallmark Cards  $12.9 million for tax as calculated pursuant to the amended tax sharing agreement and this amount was paid to Hallmark Cards in December 2010.

Any payments received from Hallmark Cards or credited against amounts owed by the Company to any member of the Hallmark Cards consolidated group under the tax sharing agreements have been recorded as additions to paid-in capital in the accompanying consolidated statements of stockholders' deficit. Any amounts owed or payments made to Hallmark Cards or to any member of the Hallmark Cards consolidated group under the tax sharing agreement have been recorded as reductions to paid-in capital.

Since May 9, 2000, the Company has been included in certain combined state income tax returns of Hallmark Cards or Hallmark Entertainment Holdings. Consequently, Hallmark Entertainment Holdings and the Company entered into a state tax sharing agreement. Under the state tax sharing agreement, Hallmark Entertainment Holdings and the Company file consolidated, combined or unitary state tax returns. The Company makes tax-sharing payments to (or receives payments from) Hallmark Entertainment Holdings equal to the taxes (or tax refunds) that the Company would pay (or receive) if it filed on a stand-alone basis. Such payments are computed based on the Company's taxable income (loss) and other tax items beginning the day following the May 9, 2000, reorganization. Hallmark Cards has agreed to waive the state tax liability associated with the cancellation of debt income in those states in which Hallmark Cards files a combined return. Accordingly, the Company has reduced the liability for the state taxes and credited paid-in capital for that amount. For the year ending December 31, 2010, it is estimated that the Company will owe Hallmark Cards approximately  $800,000 with respect to the state tax sharing payment primarily related to changes in California tax law. This amount will be payable two days prior to the due date of the state tax returns in 2011.

Services agreement with Hallmark Cards

Hallmark Cards provides Crown Media Holdings with tax, risk management, health safety, environmental, insurance, legal, treasury, human resources, cash management and real estate consulting services. In exchange, the Company is obligated to pay Hallmark Cards a fee, plus out-of-pocket expenses and third party fees, in arrears on the last business day of each quarter. Fees for Hallmark Cards' services were  $541,000 for 2008,  $455,000 for 2009 and  $387,000 for 2010.

At December 31, 2009, and 2010, non-interest bearing unpaid accrued service fees and unreimbursed expenses of  $15.2 million and  $648,000, respectively, were included in payable to affiliates on the accompanying consolidated balance sheets. The  $15.2 million outstanding at December 31, 2009, was satisfied on June 29, 2010, in connection with the Recapitalization. For the years ended December 31, 2008, 2009 and 2010, out-of-pocket expenses and amounts paid to third parties on the Company's behalf by Hallmark Cards were  $1.1 million,  $420,000 and  $302,000, respectively.

"Hallmark Hall of Fame" programming license agreement

In 2008, Crown Media United States entered into an agreement with Hallmark Hall of Fame Productions, Inc. for the exclusive license of 58 "Hallmark Hall of Fame" movies, consisting of 16 contemporary Hallmark Hall of Fame titles (i.e., produced from 2003 to 2008) and 42 older titles, for exhibition on the Hallmark Channel and Hallmark Movie Channel. These titles are licensed for ten year windows, with windows commencing at various times between 2007 and 2010, depending on availability. The total license fee for these movies is  $17.2 million and is payable in equal monthly installments over the various 10-year exhibition windows.

Trademark agreement with Hallmark Cards

Crown Media United States has a trademark license agreement with Hallmark Licensing, Inc. for use of the "Hallmark" mark for the Hallmark Channel and for the Hallmark Movie Channel. In June 2010, Hallmark Cards extended the trademark license agreements for the Hallmark Channel and the Hallmark Movie Channel to September 1, 2011. The Company is not required to pay any fees under the trademark license agreements.

The Company has accounted for the agreement pursuant to the contractual terms of the arrangement, which is royalty free. Accordingly, no amounts have been reflected in the consolidated balance sheets or consolidated statements of operations and of the Company.

Under the license agreement, we would be in default if we (i) fail to make any payment due under any loan agreement within five days of its due date or (ii) receive an opinion from our auditors that expresses their doubt with respect to our ability to continue as a going concern. The Company obtained a waiver for the trademark license agreement dated March 3, 2010, from Hallmark Cards related to its going concern opinion over its 2009 financial statements.

Company obligated mandatorily redeemable preferred interest and NICC license agreements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Company obligated mandatorily redeemable preferred interest and NICC license agreements
Company obligated mandatorily redeemable preferred interest and NICC license agreements

7. Company Obligated Mandatorily Redeemable Preferred Interest and NICC License Agreements

Pursuant to a 1998 agreement among the Company and others then owning membership interests in Crown Media United States (the “Company Agreement”), VISN Management Corp. (“VISN,” a wholly-owned subsidiary of National Interfaith Cable Coalition, Inc., “NICC”) owned a  $25.0 million mandatorily redeemable, preferred membership interest (the “preferred interest”) in Crown Media United States. Until its December 2010 redemption, the preferred interest was reflected in the accompanying consolidated financial statements at its accreted fair value, which was established as of July 1, 2003 pursuant to ASC Topic 480 Distinguishing Liabilities from Equity. The  $25.0 million redemption fulfilled the Company’s obligations to NICC and VISN.

On January 2, 2008, the Company and NICC executed an agreement (the “Modification Agreement”) to resolve mutual disputes related to a December 2005 agreement (the “December 2005 NICC Agreement”).  As part of the Modification Agreement, the Company agreed to pay NICC  $3.8 million in equal installments on each January 20 of 2008, 2009 and 2010.  The Company also agreed to provide NICC a two-hour broadcast period granted each Sunday morning during the two year period ended December 31, 2009, and to pay NICC an estimated  $3.7 million in yearly installments at the rate of 6% of the outstanding liquidation preference of the preferred interest.

The Company also paid NICC  $2.8 million and  $0 during the six months ended June 30, 2010 and 2011, respectively, in connection with the provisions of the Company Agreement, the December 2005 NICC Agreement and the Modification Agreement.  No amounts were paid to NICC during the three months ended June 30, 2010 or 2011.

10. Company obligated mandatorily redeemable preferred interest and NICC license agreements

Pursuant to a 1998 agreement among the Company and others then owning membership interests in Crown Media United States (the "Company Agreement"), VISN Management Corp. ("VISN," a wholly-owned subsidiary of National Interfaith Cable Coalition, Inc., "NICC") owned a  $25.0 million mandatorily redeemable, preferred membership interest (the "preferred interest"). Until its December 2010 redemption, the preferred interest was reflected in the accompanying consolidated financial statements at its accreted fair value (which was established as of July 1, 2003 pursuant to ASC Topic 480 Distinguishing Liabilities from Equity).

On January 2, 2008, the Company and NICC executed an agreement (the "Modification Agreement") to resolve mutual disputes related to a December 2005 agreement (the "December 2005 NICC Agreement"). As part of the Modification Agreement, we agreed to pay NICC  $3.8 million in equal installments on each January 20 of 2008, 2009 and 2010. We also agreed to provide NICC a two-hour broadcast period granted each Sunday morning during the two year period ended December 31, 2009. We also agreed to pay NICC an estimated  $3.7 million in yearly installments at the rate of 6% of the outstanding liquidation preference of the preferred interest. These costs and the related liability were recorded in December 2007 at a discounted amount of  $8.2 million. At December 31, 2008, the Company recorded additional programming expense of approximately  $744,000 to give effect to revisions of anticipated dates on which preferred interest redemptions would occur.

Subsequent to the execution of the Modification Agreement, NICC asserted that certain other provisions of the December 2005 NICC Agreement had not been resolved. In full settlement of NICC's assertion, the Company assigned its ownership interest in a Hallmark Channel original movie which was previously co-owned by NICC and the Company, subject to the Company retaining certain broadcast rights. Settlement expense of approximately  $483,000 is included as a component of selling, general and administrative expense in the consolidated statement of operations for the year ended December 31, 2008. The Company also recognized a gain of approximately  $101,000 in connection with the disposition of its film asset.

In addition to paying VISN  $25.0 million in 2010 for the redemption of the preferred interest, the Company paid NICC  $6.4 million,  $4.6 million and  $2.8 million during the years ended December 31, 2008, 2009 and 2010, respectively, in connection with the provisions of the Company Agreement, the December 2005 NICC Agreement and the Modification Agreement. Such payments fulfilled the Company's obligations to NICC and VISN.

Stockholders' equity	12 Months Ended
Dec. 31, 2010
Stockholders' equity
Stockholders' equity

11. Stockholders' equity

The June 2010 Recapitalization caused changes to the Company's authorized shares of capital stock. The authorized number of shares of preferred stock was reduced from 10.0 million to 1.0 million. The authorized number of shares of Class A common stock was increased from 200.0 million shares to 500.0 million shares. All shares of Class B common were automatically reclassified to shares of Class A common stock. The authorized number of shares of Class B common stock was reduced from 120.0 million to zero.

The Company has not paid any cash dividends on its common stock since inception and is prohibited from paying any cash dividends on its common stock so long as the Term A and Term B notes are outstanding. Commencing in the first quarter of 2011, holders of Preferred Stock are entitled to mandatory, cumulative quarterly dividends at the following annual rates: 14% during 2011 and 16%, (the perpetual rate) during 2012 and all periods thereafter. There was no Preferred Stock dividend entitlement during 2010. At the Company's option, it may pay Preferred Stock dividends in the form of additional shares of Preferred Stock for any dividend period occurring though December 31, 2014. If Preferred Stock dividends are paid only in cash, they would amount to approximately (i)  $25.9 million in 2011 and (ii) approximately  $29.6 million in 2012 and each year thereafter. The Preferred Stock will also participate with the Common Stock as to any declared dividends on an "as converted" basis.

The Company has estimated that the absence of perpetual rate dividends during 2010 and 2011 resulted in an implicit discount of  $17.4 million in the estimated fair value of Preferred Stock upon issuance at June 29, 2010. Such discount is being amortized through December 31, 2011. Amortization is reflected in the accompanying consolidated balance sheets as an increase in accumulated deficit and an increase in redeemable preferred stock. During the year ended December 31, 2010, amortization amounted to  $14.0 million. The remaining  $3.4 million will be amortized during 2011.

Each share of Preferred Stock will become and remain convertible at the earlier of December 31, 2013, or upon a payment or refinancing of the debt at the option of the holder into a number of shares of Common Stock to be determined by dividing (i) its Original Issue Price plus accrued and unpaid cash dividends with respect to such share of Preferred Stock (ii) by the Preferred Conversion Price. The "Preferred Conversion Price" was  $2.5969 as of the closing of the Recapitalization, which price is subject to adjustments for stock splits, combinations, dividends, mergers, recapitalizations and other corporate actions having a similar effect with respect to the Preferred Stock and other adjustments such as the sale of additional shares for a price less than the Preferred Conversion Price.

If the Company generates net proceeds from a refinancing in excess of the aggregate outstanding principal and interest amounts of New Debt (the "Excess Refinancing Proceeds"), the holders of Preferred Stock may elect to apply such Excess Refinancing Proceeds to redeem (to the extent of funds legally available for such redemption) at the Redemption Price a number of the outstanding shares of Preferred Stock. The "Redemption Price" means a price per share equal to the Original Issue Price, plus an amount equal to any accrued but unpaid cash dividends with respect to such share, together with any other dividends declared but unpaid. If the Company receives any such requests, it must redeem on the twentieth day after delivery of the Excess Proceeds Notice, the number of outstanding shares of Preferred Stock set forth in all such notices received by the Company within fifteen days after delivery of the Excess Proceeds Notice. If the Excess Refinancing Proceeds are not sufficient to redeem all shares of Preferred Stock to be redeemed, the Company will redeem a pro rata portion of redeemable shares based on the holders' respective redemption requests.

The Company may redeem the Preferred Stock at any time, upon 10-days written notice, at the Redemption Price.

The Preferred Stock will vote together with the Common Stock as a single class, with the Preferred Stock voting on an "as converted" basis. Holders, as a separate class, are also required to approve certain specified actions that could negatively impact the holders of the Preferred Stock.

In the event of any liquidation or winding up of the Company, the holders of the Preferred Stock will be entitled to receive, in preference to the holders of the Common Stock, an amount equal to the greater of (x) the Original Issue Price per share plus accrued but unpaid cash dividends thereon, or (y) that amount that would be received by such holders on an "as converted" basis had all Preferred Stock been converted into Common Stock immediately prior to such liquidation or winding up. A consolidation, merger or other form of acquisition of the Company or a sale of all or substantially all of its assets will be deemed to be a liquidation or winding up for purposes of the liquidation preference. The redeemable Preferred Stock has a liquidation preference of  $185.0 million.

The following table summarizes the issuance and transactions related to the redeemable Preferred Stock in 2010:

(In thousands)	Redeemable preferred stock shares	Redeemable preferred stock

Balance, December 31, 2009	—	$ —
Issuance of redeemable preferred stock	185	185,000
Imputed preferred stock dividends from amortization of discount on preferred stock	—	13,934

Balance, December 31, 2010	185	$198,934

Income taxes	12 Months Ended
Dec. 31, 2010
Income taxes
Income taxes

12. Income taxes

Hallmark Cards will include the Company's 2010 taxable income in its 2010 consolidated federal tax return. Hallmark Cards has used approximately  $738.6 million of the Company's tax losses since entering into the tax sharing agreement. The Company has recorded a reduction in its deferred tax asset from net operating loss carryforwards of  $61.1 million related to the taxable income generated during the year ended December 31, 2010. The Company has recorded a net deferred tax asset of  $547.4 million related to the cumulative losses generated. The entire amount of the Company's net deferred tax assets have been offset with a valuation allowance. During 2010, the valuation allowance decreased by  $54.7 million primarily related to the use of net operating loss carryforwards, a change in the effective tax rate, and the difference between the book and tax basis of the new HC Crown debt as a result of the recapitalization. The Company may ultimately reverse the valuation allowance and record a tax benefit if it is determined to be more likely than not that the Company could realize the tax benefit if it were treated as a stand-alone taxpayer.

Historically, the Company has accounted for income taxes as if it were a separate taxpayer not included in the consolidated tax return of Hallmark Cards. Because of this, the provision and temporary differences, which are recorded as if the Company were a separate taxpayer may not exist on the consolidated tax return of Hallmark Cards. For tax purposes, the Recapitalization generated net cancellation of debt income which is estimated at approximately  $147.0 million. Accordingly, the Company is expected to generate federal and state taxable income in 2010 for both regular tax and alternative minimum tax ("AMT") purposes. For regular tax purposes, this income will be fully offset by net operating loss carryforwards. However, for federal AMT purposes, loss carryforwards can be used against AMT income but are limited to 90% of that income. As a result, the Company has recorded an income tax expense of approximately  $3.3 million for the estimated AMT in its consolidated statements of operations since the Company is not able to recognize an offsetting deferred tax benefit from the AMT credit carryforward because of its full valuation allowance on deferred tax assets.

However, as a result of being included in the consolidated tax return of Hallmark Cards, this AMT expense is not required to be paid to the Internal Revenue Service nor to Hallmark Cards under the tax sharing agreement. Accordingly, the Company has reduced the liability for the aforementioned AMT and credited paid-in capital. The net result for AMT calculated as if the Company is a separate taxpayer is a charge to the consolidated statements of operations and a corresponding credit to paid-in capital.

For state income tax purposes the Company also has a tax expense on a separate company stand-alone basis. Effective October 2010, California has suspended the use of tax loss carryforwards for 2010 and 2011. Additionally, the state of New York has an alternative minimum tax which allows only 90% of the tax loss carryforwards. There will be a state tax sharing payment to Hallmark Cards in 2011.

The stand-alone income taxes for the years ended December 31 are as follows:

	Years ended December 31,
(In thousands)	2009	2010

Continuing operations	$—	$8,810

Income tax provision	$—	$8,810

(In thousands)	Current	Deferred	Total

2010:
Federal	$3,304	$—	$3,304
State and local	5,506	—	5,506

Total	$8,810	$—	$8,810

2009:
Federal	$ —	$—	$—
State and local	—	—	—

Total	$ —	$—	$—

The following table reconciles the income tax provision at the U.S. statutory rate to the provision per the financial statements:

	Years ended December 31,
(In thousands)	2009	2010

Tax computed at 35%	$(8,204)	$11,512
State taxes, net	(874)	1,296
Other	554	(171)
Change in tax rate	—	22,055
Increase (decrease) in valuation allowance	8,524	(25,882)

Income tax provision	$—	$8,810

The components of Crown Media Holdings' stand-alone deferred tax assets and liabilities are comprised of the following:

	Years ended December 31,
(In thousands)	2009	2010

Deferred tax assets:
Bad debt reserve	$186	$52
Accrued compensation	1,656	1,898
Net operating loss	644,531	547,417
Depreciation	5,073	4,381
Sale of international business and film assets	6,072	5,529
Basis difference on HCC debt.	—	37,997
Audience deficiency unit reserve	6,970	8,944
Other	1,727	689
AMT credit	—	3,304
Valuation allowance	(664,912)	(610,211)

Total deferred tax assets	1,303	—
Deferred tax liabilities:
Program license fees	(485)	—
Other	(818)	—

Total deferred tax liabilities	(1,303)	—

Net deferred taxes	$—	$—

As of December 31, 2010, the Company's stand-alone cumulative federal net operating losses were approximately  $1.4 billion, which would expire in 2022 through 2029 under the carryforward provisions provided by the tax code. Of this amount, approximately  $692 million is federal net operating losses that have not yet been utilized by Hallmark Cards in its consolidated returns and will begin to expire in 2020 through 2023. The Company has apportioned state net operating losses of approximately  $800 million which expire in 2011 through 2031.

Accounting for uncertainty in income taxes

An evaluation process is required under applicable accounting standards for all tax positions taken. If the probability for sustaining a tax position is at least more likely than not, then the tax position is warranted and recognition should be at the highest amount which is greater than 50% likely of being realized upon ultimate settlement. At December 31, 2009 and 2010, the total amount of unrecognized tax benefits for uncertain tax positions was  $0. The Company recognized no increase or decrease in the amount of unrecognized tax benefits for uncertain tax positions.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. At December 31, 2009 and 2010, we have no accrued interest related to uncertain tax positions.

By virtue of its inclusion in Hallmark Cards consolidated tax returns, the Company is subject to examination by the Internal Revenue Service for periods subsequent to March 10, 2003. Further, net operating loss carryforwards ("NOL's") are subject to examination in the year they are utilized regardless of whether the tax year in which they were generated has been closed by statute. The amount subject to disallowance is limited to the NOL utilized. Accordingly, the Company is subject to examination for NOL's generated prior to March 11, 2003 if and when such NOL's are utilized in future tax returns.

The Company has separate company nexus in Colorado and Georgia and has also been included in the combined state tax returns of Hallmark or HC Crown for California, Illinois, and New York. The state returns are generally subject to examination for years after 2005.

Fair value	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Fair value
Fair value

9. Fair Value

The following table presents the carrying amounts and estimated fair values of the Company’s notes payable to HCC and redeemable preferred stock at December 31, 2010 and June 30, 2011. See Note 11 — Subsequent Events to these unaudited condensed consolidated financial statements for a discussion of the Company’s termination of the notes payable to HCC and redemption of the preferred stock.

	December 31, 2010		June 30, 2011
	Carrying	Significant Unobservable Inputs (Level 3) Fair	Carrying	Significant Unobservable Inputs (Level 3) Fair
	Amount	Value	Amount	Value
	(In thousands)

Term A Loan and interest payable to HCC	$261,433	$199,361	$243,663	$190,901
Term B Loan and interest payable to HCC	156,262	119,528	150,474	115,538
Redeemable Preferred Stock	198,934	229,433	200,571	191,153

ASC Topic 820 Fair Value Measurements and Disclosures defines fair value of a liability as the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. Estimates of the fair value of certain of the Company’s financial instruments are presented in the table above. As a result of recent market conditions, the Company’s debt obligations with HCC have limited or no observable market data available. Fair value measurements for these instruments are included in Level 3 of the fair value hierarchy of ASC Topic 820. These fair value measurements are based primarily upon the Company’s own estimates and are often based on its current pricing policy, the current economic and competitive environment, the characteristics of the instrument, credit and interest rate risks, and other such factors. Therefore, the results cannot be determined with precision, cannot be substantiated by comparison to quoted prices in active markets, and may not be realized in an immediate settlement of the liability. Additionally, there are inherent uncertainties in any fair value measurement technique, and changes in the underlying assumptions used, including discount rates, liquidity risks, and estimates of future cash flows, could significantly affect the fair value measurement amounts.

The carrying amounts shown in the table are included on the accompanying consolidated balance sheets under the indicated captions. The Company estimates the fair value of its debt to HCC on a quarterly basis. The majority of the Company’s debt has been transacted with HCC.

Accounts payable and receivable are carried at reasonable estimates of their fair values because of the short-term nature of these instruments. Interest rates on borrowings under the bank credit facility are for relatively short periods and variable. Therefore, the fair value of this debt is not significantly affected by fluctuations in interest rates.  The credit spread on the debt is fixed, but the market rate will fluctuate.

13. Fair value

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2009 and 2010.

	December 31, 2009		December 31, 2010
(In thousands)	Carrying amount	Significant unobservable inputs (Level 3) fair value	Carrying amount	Significant unobservable inputs (Level 3) fair value

Senior secured note to HCC,
including accrued interest	$758,755	$641,635	$—	$ —
Note and interest payable to HCC	110,062	93,074	—	—
Note and interest payable to HCC	62,845	53,144	—	—
Note and interest payable to HCC	172,407	145,795	—	—
Term A note and interest payable to HCC	—	—	261,433	199,361
Term B note and interest payable to HCC	—	—	156,262	119,528
Company obligated mandatorily redeemable preferred interest	22,902	19,800	—	—

ASC Topic 820 Fair Value Measurements and Disclosures defines fair value of a liability as the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the liability, such as inherent risk, transfer restrictions, and credit risk. Level 3 is defined as inputs that are generally unobservable and typically reflect management's estimates of assumptions that market participants would use in pricing the liability.

The carrying amounts shown in the table are included on the accompanying consolidated balance sheets under the indicated captions. The Company estimates the fair value of its debt to HCC on a quarterly basis.

Accounts payable and receivable are carried at reasonable estimates of their fair values because of the short-term nature of these instruments. Interest rates on borrowings under the bank credit facility are for relatively short periods and variable. Therefore, the fair value of this debt is not significantly affected by fluctuations in interest rates. The credit spread on the debt is fixed, but the market rate will fluctuate.

Estimates of the fair value of certain of the Company's financial instruments are presented in the tables above. As a result of recent market conditions, the Company's debt obligations with HCC have limited or no observable market data available. Fair value measurements for these instruments are included in Level 3 of the fair value hierarchy of ASC Topic 820. These fair value measurements are based primarily upon the Company's own estimates and are often based on its current pricing policy, the current economic and competitive environment, the characteristics of the instrument, credit and interest rate risks, and other such factors. Therefore, the results cannot be determined with precision, cannot be substantiated by comparison to quoted prices in active markets, and may not be realized in an immediate settlement of the liability. Additionally, there are inherent uncertainties in any fair value measurement technique, and changes in the underlying assumptions used, including discount rates, liquidity risks, and estimates of future cash flows, could significantly affect the fair value measurement amounts.

The majority of the Company's debt has been transacted with HCC. Please see footnote 2 for additional fair value information regarding goodwill and footnote 8 for information regarding the redeemable preferred shares.

Share-based compensation	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Share-based compensation.
Share-based compensation

8. Share-Based Compensation and Long Term Incentive Plan

Share-Based Compensation

The Company recorded  $33,000 and  $6,000 of compensation expense  associated with restricted stock units (RSUs) during the three months ended June 30, 2010 and 2011, respectively, which have been included in selling, general and administrative expense on the accompanying condensed consolidated statements of operations. The Company recorded  $109,000 and  $46,000 of compensation expense associated with the restricted stock units (RSUs) during the six months ended June 30, 2010 and 2011, respectively, which have been included in selling, general and administrative expense on the accompanying condensed consolidated statements of operations.

As of December 31, 2010, and June 30, 2011, there was no unrecognized compensation cost, related to non-vested stock options granted. The closing price of a share of the Company’s common stock, which is used to calculate the RSU liability, was  $2.62 on December 31, 2010, and  $1.91 on June 30, 2011. As of December 31, 2010, and June 30, 2011, there was unrecognized compensation cost, related to non-vested RSUs granted, in the amount of  $375,000 and  $156,000, respectively, using the aforementioned stock prices. Actual compensation costs recognized in future periods may vary based upon fluctuations in stock price and forfeitures.

The Company did not issue cash settlements related to the RSUs during either of the three or six months ended June 30, 2010 and 2011.

Long Term Incentive Plan

In the second quarter of 2009, the Company granted Long Term Incentive Compensation Agreements (“LTI Agreements”) to each vice president, senior vice president, executive vice president and president of the Company.  The target award under each LTI Agreement is a percentage of the employee’s base salary and ranges from  $26,000 to  $469,000.  Of each grant, 50% is an Employment Award (as defined under the LTI Agreements) and 50% is a Performance Award (as defined under the LTI Agreements).  The Employment Award will vest and be settled in cash on August 31, 2011, subject to earlier pro rata settlement as provided in the LTI Agreement.  A portion of the Performance Award vested on December 31, 2010, and was subsequently settled in the first quarter of 2011, and the remaining 50% may vest and be settled on December 31, 2011, in accordance with the Company performance criteria concerning adjusted EBITDA and cash flow and subject to earlier pro rata settlement as provided in the LTI Agreement. Early settlement is provided in the case of involuntary termination of employment without cause on or after January 1, 2010, death or disability.  Potential payouts under the Performance Awards depend on achieving 90% or higher of a target threshold and range from 0% to 150% of the target award.  The Company’s Compensation  Committee has the ability to increase or decrease the payout based on an assessment of demographics achieved, relative market conditions and management of expenses.

The Company did not achieve the two-year EBITDA target but did obtain 91% achievement of the two-year Cash Flow target at December 31, 2010.  The Company settled the Cash Flow target during first quarter of 2011 in the amount of  $157,000.

In the first quarter of 2010, the Company granted LTI Agreements to each vice president, senior vice president, executive vice president and president of the Company.  The target award under each LTI Agreement is a percentage of the employee’s base salary and ranges from  $25,000 to  $536,000.  Of each grant, 50% is an Employment Award and 50% is a Performance Award.  The Employment Award will vest on August 31, 2012, and be settled in cash within 30 days thereafter, subject to earlier pro rata settlement as provided in the LTI Agreement.  The Performance Award will vest on December 31, 2012, if the performance criteria are achieved, and be settled in cash the later of 30 days thereafter or 15 days after the Company issues its audited financials for 2012, but by no later than March 15, 2013. Vesting of the Performance Award  will be determined in accordance with the Company performance criteria concerning adjusted EBITDA and cash flow and subject to earlier pro rata settlement as provided in the LTI Agreement. Early settlement is provided in the case of involuntary termination of employment without cause on or after January 1, 2011, death or disability.  Potential payouts under the Performance Awards depend on achieving 90% or higher of a target threshold and range from 0% to 150% of the target award.  The Company’s Compensation Committee has the ability to increase or decrease the payout based on an assessment of demographics achieved, relative market conditions and management of expenses.

In the second quarter of 2011, the Company granted LTI Agreements to each vice president, senior vice president, executive vice president and president of the Company.  The target award under each LTI Agreement is a percentage of the employee’s base salary and ranges from  $23,000 to  $550,000.  Of each grant, 50% is an Employment Award and 50% is a Performance Award.  The Employment Award will vest on August 31, 2013, and be settled in cash within 30 days thereafter, subject to earlier pro rata settlement as provided in the LTI Agreement.  The Performance Award will vest on December 31, 2013, if the performance criteria are achieved, and be settled in cash the later of 30 days thereafter or 15 days after the Company issues its audited financials for 2013, but by no later than March 15, 2014. Vesting of the Performance Award  will be determined in accordance with the Company performance criteria concerning adjusted EBITDA and cash flow and subject to earlier pro rata settlement as provided in the LTI Agreement. Early settlement is provided in the case of involuntary termination of employment without cause on or after January 1, 2012, death or disability.  Potential payouts under the Performance Awards depend on achieving 90% or higher of a target threshold and range from 0% to 150% of the target award.  The Company’s Compensation Committee has the ability to increase or decrease the payout based on an assessment of demographics achieved, relative market conditions and management of expenses.

The Company recorded  $288,000 and  $503,000 of expense included in selling, general and administrative expense in the accompanying consolidated statement of operations for the three months ended June 30, 2010 and 2011,  related to these agreements. The Company recorded  $716,000 and  $867,000 of expense included in selling, general and administrative expense in the accompanying consolidated statement of operations for the six months ended June 30, 2010 and 2011,  respectively, related to these agreements. Additionally, the  $1.9 million and  $2.5 million liability for these agreements was included in accounts payable and accrued liabilities in the accompanying consolidated balance sheets at December 31, 2010 and June 30, 2011, respectively.

14. Share-based compensation

Crown Media Holdings has one stock option plan, the Amended and Restated Crown Media Holdings, Inc. 2000 Long Term Incentive Plan (the "Plan"). The Plan covers three types of share-based compensation: Stock Options, Restricted Stock Units ("RSU") and Share Appreciation Rights ("SAR").

Stock-based compensation

The Company recorded  $1.1 million and  $324,000 of compensation expense associated with the employment and performance RSUs during the years ended December 31, 2008 and 2010, respectively, which has been included in selling, general and administrative expense on the accompanying consolidated statements of operations. The Company recorded  $269,000 of compensation benefit associated with the employment and performance RSUs during the year ended December 31, 2009, which has been included in selling, general and administrative expense on the accompanying consolidated statements of operations. These awards are included as liabilities in accounts payable and accrued liabilities in the accompanying consolidated balance sheets due to the Company's history of settling these awards in cash.

As of December 31, 2009 and 2010, there was no unrecognized compensation cost, related to non-vested stock options granted to the Company's employees. The closing price of a share of the Company's common stock was  $1.45 on December 31, 2009 and  $2.62 on December 31, 2010, which is used to calculate the year end RSU and SAR liabilities. As of December 31, 2009 and 2010, there was unrecognized compensation cost, related to non-vested RSUs granted to the Company's directors, in the amount of  $190,000 and  $375,000, respectively, using the aforementioned stock prices. Actual compensation costs recognized in future periods may vary based upon fluctuations in stock price and forfeitures.

General stock option information

Crown Media Holdings may grant options for up to 10.0 million shares under the Plan. The stock options expire 10 years from the date of grant and generally vest over service periods that range from date of grant to four years. Certain option and share awards provide for accelerated vesting if there is a change in control (as defined in the Plan).

There were no stock option grants in 2008, 2009 and 2010.

A summary of the status of the Company's Stock Option Plan at December 31, 2009 and 2010, and changes during the years then ended is presented below:

	Shares (in thousands)	Exercise price per option	Weighted- average exercise price per option	Weighted- average remaining contractual term in years	Aggregate intrinsic value

Balance, December 31, 2008	341		$11.60	2.51	$0.00
Options cancelled	(254)	$8.94 - 16.38	$10.81

Balance, December 31, 2009	87		$13.89	1.51	$0.00
Options cancelled	(22)	$12.50 - 16.38	$14.09

Balance, December 31, 2010	65		$13.82	0.82	$0.00

Exercisable	65		$13.82	0.82	$0.00

General restricted stock unit information

The Company's restricted stock units ("RSUs") vest based on employment, performance and market conditions. Certain RSUs vest either in one-third increments on the anniversary of the grant date in each of the three years following the grant or all at one time on the third year anniversary of the grant date, in both cases based on continuing employment ("Employment RSUs"). The Company's RSUs are settled in either common stock or cash as determined by the Company's Board of Directors. The Company has historically settled the RSUs in cash, and considering such past practices, has classified its RSUs as liability awards for accounting purposes.

We recognize compensation cost, net of estimated forfeitures, over the vesting term and include changes in fair value at each reporting period.

The following table shows the cash settlements for each of the following years ending December 31:

(In thousands)	Settlement amount

2008	$3,848
2009	1,499
2010	163

Total	$5,510

The Company granted 52,129 RSUs in August 2008 to members of its Board of Directors who were not employees of the Company or Hallmark Cards and its subsidiaries. These RSUs are part of the compensation of directors consisting of the annual grant of RSUs valued at  $40,000.

Additionally, the Company granted 147,540 RSUs in August 2009 to members of its Board of Directors who were not employees of the Company or Hallmark Cards and its subsidiaries. These RSUs are part of the compensation of directors consisting of the annual grant of RSUs valued at  $45,000.

Additionally, the Company granted 125,581 RSUs in August 2010 to members of its Board of Directors who were not employees of the Company or Hallmark Cards and its subsidiaries. These RSUs are part of the compensation of directors consisting of the annual grant of RSUs valued at  $45,000.

Board of Directors RSUs	Units	Weighted- average remaining contractual term in years

Nonvested Balance, December 31, 2008	88,667	2.02
Units issued	147,540
Units settled in cash	(44,215)

Nonvested Balance, December 31, 2009	191,992	2.35
Units issued	125,581
Units settled in cash	(76,255)

Nonvested Balance, December 31, 2010	241,318	2.08

Chief Executive Officer ("CEO") share appreciation rights agreement

Under Share Appreciation Rights Agreement dated October 3, 2006, the Company agreed to grant stock appreciation rights ("SARs") to the then CEO upon occurrence of certain events. The then CEO terminated his employment in May 2009 and his SARs were forfeited at that time.

Prior to the CEO's termination, the fair value of the CEO's SAR grant was estimated at each reporting date using a Monte Carlo Lattice option pricing model. Valuation of this SAR grant was based upon market and service conditions. The Company recorded  $1.2 million and  $247,000 in compensation benefit related to SARs for the years ended December 31, 2008 and 2009, respectively, on the Company's consolidated statement of operations as a component of selling, general and administrative expense.

Employee benefits	12 Months Ended
Dec. 31, 2010
Employee benefits
Employee benefits

15. Employee benefits

Benefit plans

Crown Media Holdings adopted a 401(k) retirement plan for all of its United States employees effective January 1, 2002. All eligible employees not otherwise enrolled were automatically enrolled into the plan; thereafter, all eligible new hires and rehires will be automatically enrolled in the plan. Employees will have 90 days to terminate his or her participation in the plan and the plan will refund any contributions. Employees that qualify for participation can contribute up to 50% of their pre-tax salary, subject to a maximum contribution limit as determined by the Internal Revenue Service, and up to 16% of after-tax salary, not to exceed 50% total of combined and pre-tax and after-tax contributions. Additionally, for every dollar up to six percent of salary an employee contributes, Crown Media Holdings will contribute fifty cents. Crown Media Holdings contributed and expensed  $409,000,  $481,000 and  $417,000 for the years ended December 31, 2008, 2009 and 2010, respectively.

Deferred compensation plans

The Company sponsors a deferred compensation plan for its management. Participants in this plan earn interest on their deferred compensation. Related liabilities of  $2.2 million and  $1.6 million at December 31, 2009 and 2010, respectively, are included on the accompanying consolidated balance sheets among short and long-term accrued liabilities.

The Company also sponsors a deferred compensation plan for its Board of Directors. Participants in this plan earn interest on their deferred compensation. Related liabilities of  $355,000 and  $375,000 at December 31, 2009 and 2010, respectively, are included on the accompanying consolidated balance sheets among short and long-term accrued liabilities.

Resignation agreements

The individual then serving as the Company's chief executive officer resigned May 31, 2009. Pursuant to the resignation agreement, in June 2009 the Company paid this individual  $2.5 million, an amount representing the present value of the salary and bonus that otherwise would have been paid to him from June 1, 2009 through October 2, 2010, the scheduled expiration of his employment contract. The Company was also obligated to provide him office space, an assistant and payment of COBRA insurance benefits for periods that expire at various times through May 31, 2010. These expenses were recorded as selling, general and administrative expense on the accompanying consolidated statements of operations in 2009.

The Executive Vice President of Programming resigned from his position effective May 31, 2009. The executive received continued payment of the regular installments of his salary through December 31, 2009 ( $523,000) and received his salary through May 31, 2010, in one lump sum paid on January 15, 2010 ( $347,000). He also received a payment of a pro-rated annual bonus of approximately  $55,000, determined by the Company, for the 2009 calendar year for the period up to the resignation date. These expenses were recorded as other operating costs on the accompanying consolidated statements of operations in 2009.

Long Term Incentive Compensation Agreements

In the second quarter of 2009, the Company granted Long Term Incentive Compensation Agreements ("LTI Agreements") to each vice president, senior vice president and executive vice president of the Company. The target award under each LTI Agreements is a percentage of the employee's base salary and range from  $26,000 to  $469,000. Of each award, 50% is an Employment Award and 50% is a Performance Award. The Employment Award will vest and be settled in cash on August 31, 2011, subject to earlier pro rata settlement as provided in the LTI Agreement. A portion of the Performance Award vested on December 31, 2010, and the remaining 50% will be settled on December 31, 2011, in accordance with the Company performance criteria concerning adjusted EBITDA and cash flow and subject to earlier pro rata settlement as provided in the LTI Agreement. Early settlement is provided in the case of involuntary termination of employment without cause on or after January 1, 2010, death or disability. Potential payouts under the Performance Awards depend on achieving 90% or higher of a target threshold and range from 0% to 150% of the target award. The Company's Compensation Committee has the ability to increase or decrease the payout based on an assessment of demographics achieved, relative market conditions and management of expenses.

The Company did not achieve the 2-year EBITDA target but did obtain 91% achievement of the 2-year Cash Flow target at December 31, 2010. Therefore, the Company will settle the Cash Flow target during first quarter of 2011 in the amount of  $157,000.

In the first quarter of 2010, the Company granted LTI Agreements to each vice president, senior vice president and executive vice president of the Company. The target award under each LTI Agreements is a percentage of the employee's base salary and range from  $25,000 to  $536,000. Of each award, 50% is an Employment Award and 50% is a Performance Award. The Employment Award will vest on August 31, 2012, and be settled in cash within 30 days thereafter, subject to earlier pro rata settlement as provided in the LTI Agreement. The Performance Award will vest on December 31, 2012, and be settled in cash the later of 30 days thereafter or 15 days after the Company issues its audited financials for 2012, but by no later than March 15, 2013. Vesting of the Performance Award will be determined in accordance with the Company performance criteria concerning adjusted EBITDA and cash flow and subject to earlier pro rata settlement as provided in the LTI Agreement. Early settlement is provided in the case of involuntary termination of employment without cause on or after January 1, 2011, death or disability. Potential payouts under the Performance Awards depend on achieving 90% or higher of a target threshold and range from 0% to 150% of the target award. The Company's Compensation Committee has the ability to increase or decrease the payout based on an assessment of demographics achieved, relative market conditions and management of expenses.

The Company recorded  $540,000 and  $1.3 million of expense included in selling, general and administrative expense in the accompanying consolidated statement of operations for the years ended December 31, 2009 and 2010, related to these agreements. Additionally, the  $540,000 and  $1.9 million liability for these agreements was included in accounts payable and accrued liabilities in the accompanying consolidated balance sheets at December 31, 2009 and 2010.

Employee terminations

In August 2009, the Company terminated the employment of certain individuals. The Company recorded severance expense of approximately  $1.2 million during 2009 as part of selling, general and administrative expenses.

Commitments and contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments and contingencies.
Commitments and contingencies

10. Commitments and Contingencies

Lawsuit

From time to time, the Company and/or various officers and directors may be named as defendants in legal actions involving various claims incident to the conduct of its business.  Whenever the Company concludes that an adverse outcome in any such action is probable and a loss amount can reasonably be estimated, the Company records such loss amount.  Related legal costs, net of anticipated insurance reimbursements, are expensed as incurred.

A lawsuit was brought in July 2009 in the Delaware Court of Chancery against the Company’s Board of Directors, Hallmark Cards, Incorporated and its affiliates, as well as the Company as a nominal defendant, by S. Muoio & Co. LLC (“Muoio”), a minority stockholder of the Company, regarding a recapitalization proposal which the Company received from Hallmark Cards in May 2009. The lawsuit alleged, among other things, that the recapitalization was for an unfair price and undervalued the Company. The complaint requested the court enjoin the defendants from consummating the recapitalization transactions and award plaintiff fees and expenses incurred in bringing the lawsuit. Following the execution by the Company of the Recapitalization agreements, on March 11, 2010, the plaintiff filed an amended complaint raising similar allegations and seeking rescission of the Recapitalization.  The Recapitalization was consummated on June 29, 2010.

A trial took place in September 2010.  On March 9, 2011, the Delaware Court of Chancery concluded that the process and the price of the Recapitalization were entirely fair and entered a final judgment order in favor of the defendants on all claims and dismissed the lawsuit with prejudice.  On April 7, 2011, Muoio filed notice of appeal.  Muoio’s initial brief was filed on May 23, 2011, and the Company and the other appellees responded on June 22, 2011.  Notwithstanding the favorable trial court ruling, at this time the Company cannot predict the eventual outcome of the appeal process.

Approximately  $2.1 million has been recorded in accounts receivable and approximately  $434,000 in accounts payable and accrued liabilities on the accompanying balance sheet at December 31, 2010, related to litigation costs to be reimbursed by the insurance company.  Approximately  $2.0 million has been recorded in accounts receivable and approximately  $214,000 in accounts payable and accrued liabilities on the accompanying balance sheet at June 30, 2011, related to amounts to be reimbursed by the insurance company.

Guarantee

As discussed further under Program License Fees, RHIED assigned to Hallmark Cards its right to receive  $5.3 million in program license fees from the Company.  The assignment relates to a 2002 guarantee issued by Hallmark Entertainment Holdings, Inc. (“HEH”) to an unaffiliated movie production company on behalf of RHIED.  At that time, HEH was a wholly-owned subsidiary of Hallmark Cards and an intermediate parent of the Company.  Also at that time, RHIED was a wholly-owned subsidiary of HEH; it ceased to be affiliated with Hallmark Cards in January 2006.  As part of the Recapitalization, HEH was merged with the Company.  In August 2010 the unaffiliated production company made demand of the Company for payment of amounts owed by RHIED.  Hallmark Cards subsequently assumed defense of the claim and fully indemnified the Company.  On December 10, 2010, RHIED filed for reorganization in bankruptcy.  Pursuant to a settlement and release agreement among the unaffiliated production company, RHIED, Hallmark Cards and the Company, the Company’s obligation under the guarantee was extinguished.  The settlement and release agreement was approved by the bankruptcy court on February 17, 2011 and became final and non-appealable on March 3, 2011.

Indemnifications of Third Parties for Residuals and Participations Liabilities

In December 2006, the Company sold its film library consisting of domestic rights and certain international ancillary rights to approximately 620 television movies, mini-series and series (the “Crown Library”) to RHI Entertainment LLC, an affiliate of RHIED (“RHI”).  As a condition of the sale, the Company agreed to pay up to  $22.5 million for residuals and profit participations related to RHI’s domestic exploitation of the Crown Library for a ten-year period ending December 14, 2016. The Company estimated the fair value of this obligation to be approximately  $10.6 million at December 15, 2006, assuming the maximum payout.  From time-to-time the Company reviews its estimate of the timing and amount of the otherwise unscheduled payments.  At June 30, 2011, the Company has estimated the accreted and adjusted accrued liability to be  $12.7 million.  Along with RHIED, RHI filed for reorganization in bankruptcy in December 2010.  Pursuant to RHI’s court-approved plan of reorganization, the Company is obligated to make the following payments on behalf of RHI to certain creditors of RHI:  $2.5 million on May 1, 2011; and approximately  $8.0 million on July 5, 2011.  The Company paid  $2.6 million in May 2011 and expects to pay the remaining amount due prior to December 31, 2011. The remainder of the estimated liability is classified as other than current.

In April 2005 the Company sold its international business including the international rights to its film library.  As a condition of the sale, the Company agreed to pay an otherwise unlimited amount for residuals and participations related to the purchaser’s exploitation of the film assets for a ten-year period ending April 25, 2015.  The Company estimated the fair value of this obligation to be approximately  $4.5 million at April 26, 2005.  From time-to-time the Company reviews its estimate of the timing and amount of the otherwise unscheduled payments.  At June 30, 2011, the Company has estimated the accreted and adjusted accrued liability to be  $436,000,  $277,000 of which is classified as current.

16. Commitments and contingencies

In the normal course of business, the Company has entered into agreements that commit it to make cash payments in future periods with respect to non-cancelable leases and programming contracts.

An entity providing licensed programming is required to report an asset and liability for the rights licensed under a programming agreement only when the license period has begun and when certain other defined requirements are met. As such, the accompanying consolidated balance sheets do not reflect both gross assets and liabilities of  $146.7 million and  $259.2 million as of December 31, 2009 and 2010, respectively, related to committed program license fees payable with airing windows which begin subsequent to period-end.

Contractual maturities of long-term obligations over the next five years are as follows (in thousands):

	Total	2011	2012	2013	2014	2015	Thereafter

Term A note due to HCC(1)	$264,058	$27,565	$22,886	$213,607	$—	$—	$ —
Term B note due to HCC(1)	160,425	13,225	16,100	131,100	—	—	—
Dividends on redeemable preferred stock(2)	85,100	25,900	29,600	29,600	—	—	—
Capital lease obligations(1)	19,587	2,249	2,249	2,219	2,160	2,160	8,550
Operating leases	23,621	5,018	5,045	4,882	5,051	2,993	632
License fees payable for current and future windows(3)(4)	397,257	134,014	106,705	78,927	44,406	17,236	15,969
Subscriber acquisition fees	604	604	—	—	—	—	—
Deferred compensation and interest	1,976	466	229	320	173	387	401
Other payables to buyer of international business	873	657	58	53	53	41	11
Other payables to buyer of film assets	19,888	10,000	—	—	4,944	—	4,944

Total Contractual Cash Obligations	$973,389	$219,698	$182,872	$460,708	$56,787	$22,817	$30,507

(1)   Includes future interest.

(2)   Based on assumed redemption date of December 31, 2013.

(3)   The amounts and timing for certain of these commitments are contingent upon the future delivery date and type of programming produced, and, as such, the estimated amount and timing may change.

(4)   Contains airing windows that open subsequent to year end and, therefore, the liability is not included on the balance sheet as of December 31, 2010.

The Company owes an amount on a quarterly basis under a program license agreement that is subject to fluctuation. The Company owed  $3.3 million at December 31, 2010, under this agreement. The Company has the obligation to remit these quarterly payments through the 2011/2012 broadcast season.

Lawsuit

On July 13, 2009, a lawsuit was brought in the Delaware Court of Chancery against each member of the Board of Directors of the Company, Hallmark Cards and its affiliates, as well as the Company as a nominal defendant, by a minority stockholder of the Company regarding the then proposed Recapitalization. The plaintiff is S. Muoio & Co. LLC which owned beneficially approximately 5.8% of the Company's Class A common stock at the time of the complaint, according to the complaint and filings with the SEC. The lawsuit claims to be a derivative action and a class action on behalf of the plaintiff and other minority stockholders of the Company. The lawsuit alleges, among other things, that, the defendants have breached fiduciary duties owed to the Company and minority stockholders in connection with the Recapitalization transactions. The lawsuit includes allegations that the consummation of the Recapitalization transactions would result in an unfair amount of equity issued to the majority stockholders, thereby reducing the minority stockholders' equity and voting interests in the Company, and that the majority stockholders would be able to eliminate the minority stockholders through a short-form merger. The complaint requested the court enjoin the defendants from consummating the Recapitalization transactions and award plaintiff fees and expenses incurred in bringing the lawsuit.

On July 22, 2009, a Stipulation Providing for Notice of Transaction (the "Stipulation") was filed with the Delaware Court of Chancery. The Stipulation provided that the Company could not consummate the transaction contemplated in the Recapitalization transactions until not less than seven weeks after providing the plaintiff with a notice of the terms of the proposed transaction, including copies of the final transaction agreements. If the plaintiff moved for preliminary injunctive relief with respect to any such transaction, the parties would establish a schedule with the Court of Chancery to resolve such motion during the seven week period. In addition, following the decision of the Court of Chancery, the Company would not consummate any transaction for a period of at least one week, during which time any party may seek an expedited appeal. The Stipulation further provided that the plaintiff would withdraw its motion for preliminary injunction filed on July 13, 2009 and that the action would be stayed until the earlier of providing the notice of a transaction or an announcement by the Company that it was no longer considering a transaction.

By a letter of February 28, 2010, the plaintiff in this lawsuit informed the Special Committee of the Board of Directors, which considered and negotiated the Recapitalization, that the plaintiff objected to the proposed recapitalization on the terms set forth in the term sheet dated February 9, 2010. The plaintiff asserted, among other things, that the transactions contemplated by the term sheet would unfairly dilute the economic and voting interests of the Company's minority stockholders, that the transactions should be subject to a vote of the majority of the minority stockholders and that the proposed transactions remain inadequate. The plaintiff indicated that if the Company executed definitive documents for the Recapitalization, the plaintiff would pursue the litigation. The February 26, 2010 agreements executed by the Company for the Recapitalization materially followed the provisions in the earlier term sheet.

Notice of the terms of the proposed Recapitalization, including copies of the executed definitive documents for the Recapitalization, was provided to the plaintiff on March 1, 2010. On March 11, 2010, the plaintiff filed an amended complaint raising similar allegations of breach of fiduciary duty against Hallmark Cards and the director defendants and seeking rescission of the Recapitalization rather than a preliminary injunction enjoining the consummation of the Recapitalization, or alternatively, an award of rescissory damages. If the Company is forced to rescind the Recapitalization, short-term debt would increase to the pre-capitalization amount of approximately  $1.2 billion, plus accrued interest. A trial took place in September 2010 and the parties submitted post trial briefs to the court. A decision of the court is expected to be issued in the first or second quarter of 2011.

From time to time, the Company, together with, in some instances, certain of its directors and officers is a defendant or codefendant in legal actions involving various claims incident to the conduct of its business. It is not currently possible to predict the outcome of the proceeding discussed above. Legal fees incurred to defend the proceeding will be expensed as incurred. Approximately  $2.1 million has been recorded in accounts receivable and approximately  $434,000 in accounts payable and accrued liabilities on the accompanying balance sheet at December 31, 2010, related to amounts to be reimbursed by the insurance company.

Guarantee

MAT Movies & Television Production GMBH & Co. Project IV KG ("MAT IV") asserted a claim against HEH under a continuing guaranty executed on or about June 24, 2002, for monies allegedly due in 2008 and 2009 under a distribution agreement between MAT IV and RHI. Hallmark Cards has assumed defense and the Company has been fully indemnified by Hallmark Cards for this claim. On August 12, 2010, HEH was served with a demand for arbitration. RHI filed for bankruptcy on December 10, 2010. The Company filed a protective proof of claim on January 19, 2011. A Settlement and Release Agreement has been executed by RHI, Hallmark Cards, the Company, and MAT IV and was approved by the bankruptcy court on February 17, 2011.

Contract termination

During the fourth quarter of 2009, we exercised our rights to terminate two agreements in connection with our February 2010 launch of the Hallmark Channel in high definition. The Company estimated the costs of termination to be approximately  $4.7 million and recorded them as a component of cost of services in the accompanying consolidated statement of operations for 2009.

Termination of one agreement for a standard definition version of the Channel also resulted in a change in the estimated life of a related deferred credit that arose in connection with the sale of our international business in 2005. After launch of the high definition service, recurring monthly expenses under the terminated agreement ceased. Accordingly, in the fourth quarter of 2009, we reduced the deferred credit by approximately  $847,000 and recognized a gain on the sale of discontinued operations. Through December 31, 2010, the aggregate loss on sale of the international business is  $983,000.

Segment reporting	12 Months Ended
Dec. 31, 2010
Segment reporting
Segment reporting

17. Segment reporting

During 2008, 2009 and 2010, channel operations comprise the Company's sole operating segment. The Company has evaluated performance and allocated resources based on the results of this segment. The key operating performance criteria used in this evaluation include revenue, loss from continuing operations and total assets.

Quarterly information (unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly information (unaudited)
Quarterly information (unaudited)

18. Quarterly information (unaudited)

The following tables contain unaudited quarterly financial data (in thousands, except per share amounts) for the years ended December 31, 2009 and 2010.

	Quarters ended
2009	March 31	June 30	September 30	December 31	Full year

Total revenues	$70,952	$68,182	$ 62,819	$77,611	$279,564
Programming costs	(32,215)	(31,301)	(31,680)	(32,332)	(127,528)
Contract termination fees expense	—	—	—	(4,718)	(4,718)
Operating costs	(4,012)	(4,488)	(3,405)	(3,428)	(15,333)
Selling, marketing, general and administrative expenses	(17,339)	(12,037)	(13,042)	(13,149)	(55,567)
Gain on sale of film library	—	—	—	682	682

Income from operations	17,386	20,356	14,692	24,666	77,100
Interest expense	(24,837)	(25,678)	(24,884)	(25,140)	(100,539)
Gain on sale of discontinued operations	—	—	—	847	847

Net (loss) income	$(7,451)	$(5,322)	$(10,192)	$373	$(22,592)

Net (loss) income per share	$(0.07)	$(0.05)	$ (0.10)	$—	$(0.22)

	Quarters ended
2010	March 31	June 30	September 30	December 31	Full year

Total revenues	$68,378	$65,709	$ 62,520	$ 90,665	$287,272
Programming costs	(29,157)	(30,214)	(31,246)	(34,632)	(125,249)
Contract termination fees expense	(103)	—	—	—	(103)
Operating costs	(2,594)	(2,713)	(3,092)	(3,427)	(11,826)
Selling, marketing, general and administrative expenses	(13,384)	(13,106)	(19,755)	(15,690)	(61,935)
Gain on sale of film library	—	(155)	—	874	719

Income from operations	23,140	19,521	8,427	37,790	88,878
Interest expense	(25,464)	(25,606)	(2,509)	(2,408)	(55,987)
Income tax expense	—	(2,897)	—	(5,913)	(8,810)
Gain on sale of discontinued operations	—	—	—	—	—

Net (loss) income	$(2,324)	$(8,982)	$ 5,918	$ 29,469	$24,081

Net (loss) income per share	$(0.02)	$(0.08)	$ —	$ 0.05	$0.03

See footnotes 3 and 16 above for discussions regarding non-routine quarterly activity.

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 7,074	$ 30,565
Accounts receivable, less allowance for doubtful accounts of $141 and $446, respectively	68,996	77,684
Program license fees	102,340	99,574
Deferred tax asset - net	3,300
Prepaid program license fees	15,628	4,099
Prepaid and other assets	2,370	2,367
Total current assets	199,708	214,289
Program license fees	158,351	136,503
Property and equipment, net	11,803	12,701
Goodwill	314,033	314,033
Deferred tax asset - net	40,900
Prepaid and other assets	3,090	1,008
Total assets	727,885	678,534
LIABILITIES:
Accounts payable and accrued liabilities	20,631	27,835
Audience deficiency reserve liability	21,101	26,954
License fees payable	114,678	104,286
Payables to Hallmark Cards affiliates	7,679	1,005
Notes payable to HCC	2,100	38,174
Total current liabilities	166,189	198,254
Accrued liabilities	19,436	18,972
License fees payable	39,242	33,818
Notes payable to HCC	392,037	379,521
Total liabilities	616,904	630,565
COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK, $.01 par value; $1,000 liquidation preference; 1,000,000 shares authorized; 185,000 shares issued and outstanding as of December 31, 2010, and June 30, 2011, respectively	200,571	198,934
STOCKHOLDERS' DEFICIT:
Class A common stock, $.01 par value; 500,000,000 shares authorized; 359,675,936 shares issued and outstanding as of December 31, 2010, and June 30, 2011, respectively	3,597	3,597
Paid-in capital	1,981,182	1,991,157
Accumulated deficit	(2,074,369)	(2,145,719)
Total stockholders' deficit	(89,590)	(150,965)
Total liabilities and stockholders' deficit	$ 727,885	$ 678,534

CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated balance sheets
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 446	$ 141	$ 476
REDEEMABLE PREFERRED STOCK, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
REDEEMABLE PREFERRED STOCK, liquidation preference (in dollars per share)	$ 1,000	$ 1,000	$ 1,000
REDEEMABLE PREFERRED STOCK, shares authorized	1,000,000	1,000,000	10,000,000
REDEEMABLE PREFERRED STOCK, shares issued	185,000	185,000	0
REDEEMABLE PREFERRED STOCK, shares outstanding	185,000	185,000	0
Class A common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Class A common stock, shares authorized	500,000,000	500,000,000
Class A common stock, shares issued	359,675,936	359,675,936
Class A common stock, shares outstanding	359,675,936	359,675,936

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data	3 Months Ended		6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010
Revenue:
Subscriber fees	$ 18,132	$ 15,872	$ 35,881	$ 32,866
Advertising	57,686	49,682	113,290	100,928
Advertising by Hallmark Cards	228	144	358	208
Other revenue	104	11	216	85
Total revenue, net	76,150	65,709	149,745	134,087
Programming costs
Hallmark Cards affiliates	405	410	786	837
Non-affiliates	35,860	29,804	67,586	58,534
Contract termination				103
Other costs of services	2,941	2,713	5,893	5,307
Total cost of services	39,206	32,927	74,265	64,781
Selling, general and administrative expense (exclusive of depreciation and amortization expense shown separately below)	12,535	12,259	28,271	24,287
Marketing expense	543	464	893	1,437
Depreciation and amortization expense	367	383	752	766
Loss on sale of film assets		155		155
Income from operations before interest, income tax expense and discontinued operations	23,499	19,521	45,564	42,661
Interest income		32		50
Interest expense	(1,535)	(25,638)	(3,330)	(51,120)
(Loss) income before income tax expense and discontinued operations	21,964	(6,085)	42,234	(8,409)
Income tax expense	(419)	(2,897)	43,408	(2,897)
(Loss) income before discontinued operations	21,545	(8,982)	85,642	(11,306)
Gain from sale of discontinued operations, net of tax	189		189
Net (loss) income and comprehensive (loss) income	21,734	(8,982)	85,831	(11,306)
Income allocable to Preferred Shareholder	(9,683)		(26,277)
Net (loss) income attributable to common stockholders	$ 12,051	$ (8,982)	$ 59,554	$ (11,306)
Weighted average number of common shares outstanding, basic (in shares)	359,676	110,452	359,676	107,620
Weighted average number of common shares outstanding, diluted (in shares)	359,676	110,452	359,676	107,620
(Loss) income per common share before discontinued operations, basic and diluted	$ 0.03	$ (0.08)	$ 0.17	$ (0.11)
Gain per common share from discontinued operations, basic and diluted		$ 0		$ 0
Net (loss) income per common share, basic and diluted (in dollars per share)	$ 0.03	$ (0.08)	$ 0.17	$ (0.11)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$ 85,831	$ (11,306)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Loss on sale of film assets		155
Gain on sale of discontinued operations	(189)
Depreciation and amortization	64,898	61,962
Accretion on company obligated mandatorily redeemable preferred interest		1,144
Provision for allowance for doubtful accounts	301	32
Loss on sale of fixed asset		2
Debt issuance costs		1,044
Income tax expense (benefit)	(43,408)	2,897
Stock-based compensation	46	109
Changes in operating assets and liabilities:
Decrease in accounts receivable	8,388	3,255
Additions to program license fees	(87,584)	(27,819)
Increase in prepaid and other assets	(14,396)	(12,308)
Increase (decrease) in accounts payable, accrued and other liabilities	(11,425)	8,966
Increase (decrease) in interest payable	(50)	33,797
Increase (decrease) in license fees payable	18,363	(33,196)
Increase (decrease) in payables to affiliates	(6,645)	54
Net cash provided by operating activities	14,130	28,788
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(607)	(600)
Payments to buyer of international business	(94)	(512)
Net cash used in investing activities	(701)	(1,112)
CASH FLOWS FROM FINANCING ACTIVITIES:
Funding of restricted cash account		(15,007)
Principal payments on the credit facility		(1,000)
Payment on notes payable to HCC	(23,559)	(67)
Dividends paid to Preferred Stockholder	(12,843)
Payments for debt issuance costs under the troubled debt restructuring		(3,431)
Principal payments on capital lease obligations	(518)	(435)
Net cash used in financing activities	(36,920)	(19,940)
Net increase in cash and cash equivalents	(23,491)	7,736
Cash and cash equivalents, beginning of year	30,565	10,456
Cash and cash equivalents, end of year	7,074	18,192
Supplemental disclosure of cash and non-cash activities:
Interest paid	2,187	14,764
Reduction of additional paid-in capital for obligation under tax sharing agreement	9,975	1,540
Non-cash activities related to the troubled debt restructuring:
Elimination of deferred debt issuance costs related to old notes payable to HCC		475
Satisfaction of payable to Hallmark Cards affiliates		(23,798)
Issuance of new notes payable to HCC		432,140
Satisfaction of old notes payable to HCC		(340,697)
Satisfaction of senior secured note payable to HCC, including accrued interest		(797,423)
Issuance of redeemable preferred stock		185,000
Issuance of common stock		2,549
Additional paid-in capital from issuance of redeemable preferred and common stock		$ 541,754

Business and Organization	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Business and organization
Business and Organization

1. Business and Organization

Organization

Crown Media Holdings, Inc. (“Crown Media Holdings” or the “Company”), through its wholly-owned subsidiary, Crown Media United States owns and operates pay television channels (collectively the “Channels” or the “channels”) dedicated to high quality, entertainment programming for adults and families, in the United States. As of  June 29, 2010, following the recapitalization of the Company as described below, the significant investor in the Company is H C Crown, LLC (“HCC”), a subsidiary of Hallmark Cards, Incorporated (“Hallmark Cards”).

The Company’s continuing operations are currently organized into one operating segment, the channels.

Liquidity

As of June 30, 2011, the Company had  $7.1 million in cash and cash equivalents on hand.  Also available to the Company through July 14, 2011, was the full  $30.0 million bank credit facility.  Day-to-day cash disbursement requirements have typically been satisfied with cash on hand and operating cash receipts supplemented with the borrowing capacity available under the bank credit facility and, prior to a series of recapitalization transactions consummated June 29, 2010 (the “Recapitalization”), forbearance by Hallmark Cards and its affiliates.

On July 14, 2011 the Company used the concurrent proceeds from a new  $210.0 million senior secured term loan (the “Term Loan”) and  $300.0 million of senior unsecured notes (the “Notes”) to repay the Term A Loan and the Term B Loan and redeem all of the outstanding Preferred Stock (collectively, the “2011 Refinancing”).  All of these instruments are described further below.  In particular, see Subsequent Events for descriptions of the  $210.0 million Term Loan, the  $300.0 million Notes, the new  $30.0 million senior secured revolving credit facility and the Registration Rights Agreement.

The Company’s management anticipates that the principal uses of cash during the twelve month period ending June 30, 2012 will include the payment of operating expenses, accounts payable and accrued expenses, programming costs, residuals and participations of  $8.0 million, interest and mandatory principal payments under the credit facility of  $25.0 million to  $30.0 million, and additional principal payments made from excess cash flows as defined, and due, under the credit facility.  The Company also paid approximately  $1.0 million for cash dividends on Preferred Stock through July 14, 2011. The Company believes that cash on hand, cash generated by operations, and borrowing availability under its bank credit facility, will be sufficient to fund the Company’s operations and enable the Company to meet its liquidity needs through June 30, 2012.

1.   Business and organization

Organization

Crown Media Holdings, Inc. ("Crown Media Holdings" or the "Company"), through its wholly-owned subsidiary, Crown Media United States, LLC ("Crown Media United States"), owns and operates pay television channels (collectively the "Channels" or the "channels") dedicated to high quality, entertainment programming for adults and families, in the United States. At June 29, 2010, following the recapitalization of the Company as described below, the significant investor in the Company was H C Crown Corp. ("HCC"), a subsidiary of Hallmark Cards, Incorporated ("Hallmark Cards").

The Company's continuing operations are currently organized into one operating segment, the channels.

Recapitalization of the Company

On June 29, 2010 the Company consummated a series of recapitalization transactions (the "Recapitalization") pursuant to a Master Recapitalization Agreement dated February 26, 2010, by and among the Company, Hallmark Cards, HCC and related entities.

Among other things, the Recapitalization included the following:

•
Exchange of approximately  $1.162 billion of debt (the "HCC Debt") for new debt, preferred stock and common stock;

•
Mergers of two intermediate holding companies, Hallmark Entertainment Investments Co. ("HEI") and Hallmark Entertainment Holdings, Inc. ("HEH"), with and into the Company (collectively, the "Mergers");

•
Reclassification of shares of Class B common stock into shares of Class A common stock upon the filing of the Second Amended and Restated Certificate of Incorporation; and

•
Approval and authorization for the future filing of the Third Amended and Restated Certificate of Incorporation, the principal effect of which would be a reverse split of shares of common stock in such ratio and at such time as authorized by the Company's Board of Directors.

The following were issued in exchange for HCC Debt:

•
 $315.0 million principal amount of new debt issued pursuant to the terms of the credit agreement between the Company and HCC (the "Credit Agreement") in two tranches: (i) the  $200.0 million Term A Loan bearing interest at 9.5% per annum through December 31, 2011, and 12% thereafter and (ii) the  $115.0 million Term B Loan bearing interest at 11.5% through December 31, 2011, and 14.0% thereafter (collectively, the "New Debt"—see Note 8);
•
185,000 shares of the Company's Series A Convertible Preferred Stock ("Preferred Stock"),  $0.01 par value, with the terms summarized under "Preferred Stock Terms" in footnote 11 below; and

•
254,887,860 shares of the Company's Class A common stock in exchange for the residual amount of HCC Debt converted at  $2.5969 per share.

Immediately after consummation of the Mergers and issuance of common stock in partial exchange for HCC Debt, HCC owned approximately 90.3% of the Company's Class A common stock and all of the outstanding Preferred Stock.

In addition, the transactions resulted in the following:

•
The decrease of the authorized Preferred Stock to 1,000,000 shares; the increase of the authorized shares of Class A common stock to 500,000,000 shares; and the elimination of the Class B common stock;

•
Amendment No. 2 to the Tax Sharing Agreement between the Company and Hallmark Cards, which, among other things, (i) permits Hallmark Cards to defer any future tax benefit payable to the Company for application against future tax liabilities of the Company (ii) allows the Company to deduct interest accrued on the 10.25% Senior Secured Note from January 1, 2010, through June 29, 2010; and (iii) provides for the treatment of the Recapitalization under the Tax Sharing Agreement (see Note 9 below);

•
Execution of the registration rights agreement, by and among the Company and HCC;

•
Extension of the Company's  $30.0 million revolving line of credit to June 30, 2011, and Hallmark Card's agreement to guarantee up to  $30.0 million for such revolving line of credit (see Notes 7 and 8 below); and

•
A Stockholders Agreement, by and among the Company, HCC and Hallmark Cards, pursuant to which, among other things, Hallmark Cards entities agreed not to acquire, through December 31, 2013, additional shares of Class A common stock, subject to certain exceptions, and agreed to certain restrictions on their ability to sell or transfer shares of Class A common stock until December 31, 2013 and, subject to lesser restrictions, until December 31, 2020.

See "Recapitalization" in Note 8 for the accounting treatment of the Recapitalization.

Liquidity

As of December 31, 2010, the Company had  $30.6 million in cash and cash equivalents on hand. Also available to the Company was the full  $30.0 million bank credit facility which expires June 30, 2011. Day-to-day cash disbursement requirements have typically been satisfied with cash on hand and operating cash receipts supplemented with the borrowing capacity available under the bank credit facility and, prior to the Recapitalization, forbearance by Hallmark Cards and its affiliates.

The Company's management anticipates that the principal uses of cash during the twelve month period ending December 31, 2011, will include the payment of operating expenses, accounts payable and accrued expenses, programming costs, and nominal interest of approximately  $30.0 million to  $35.0 million and a principal payment of approximately  $9.3 million due under the New Debt issued in the Recapitalization. Subject to the legal availability of funds and approval by the Company's board of directors, the Company may also pay approximately  $25.9 million for cash dividends on Preferred Stock during the year ending December 31, 2011; at the option of the Company's board of directors, such dividends may be paid in the form of additional shares of Preferred Stock.

Summary of Significant Accounting Policies and Estimates	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Summary of significant accounting policies and estimates
Summary of Significant Accounting Policies and Estimates

2. Summary of Significant Accounting Policies and Estimates

Interim Financial Statements

In the opinion of management, the accompanying condensed consolidated balance sheets and related interim condensed consolidated statements of operations and cash flows include all adjustments, consisting of normal recurring items necessary for their fair presentation in conformity with accounting principles generally accepted in the United States. Interim results are not necessarily indicative of results for a full year. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and the notes to those statements, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

Basis of Presentation

The condensed consolidated financial statements include the accounts of Crown Media Holdings and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

The preparation of financial statements in accordance with generally accepted accounting principles requires the consideration of events or transactions that occur after the balance sheet date but before the financial statements are issued. Depending on the nature of the subsequent event, financial statement recognition or disclosure of the subsequent event is required.

Use of Estimates

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets and liabilities reported, disclosures about contingent assets and liabilities, and reported amounts of revenue and expenses. Such estimates include the collectibility of accounts receivable, the valuation of goodwill, intangible assets, and other long-lived assets, legal contingencies, indemnifications, and assumptions used in the calculation of income taxes and valuation allowance, among others. A significant non-recurring use of estimates occurred in the course of recording the Company’s June 2010 troubled debt restructuring which required that the Company estimate the fair values of preferred stock and common stock issued in the Recapitalization.

All of the estimates that are employed are based on management’s best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. Management adjusts such estimates and assumptions when facts and circumstances dictate. Illiquid credit markets, volatile equity markets, and declines in consumer spending have combined to increase the uncertainty inherent in such estimates and assumptions. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes, if any, in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in future periods.

Allowance for Doubtful Accounts

The allowance for doubtful accounts is based upon the Company’s assessment of probable loss related to uncollectible accounts receivable.  The Company uses a number of factors in determining the allowance, including, among other things, collection trends. The Company’s bad debt expense was  $6,000 and  $129,000 for the three months ended June 30, 2010 and 2011, respectively. The Company’s bad debt expense was  $32,000 and  $301,000 for the six months ended June 30, 2010 and 2011, respectively.

Fair Value of Financial Instruments

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “ASC”) Topic 820, Fair Value Measurements and Disclosures, provides guidance which defines fair value, establishes a framework for measuring fair value and specifies disclosures about fair value measurements. We determine fair value as an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.

The Company does not have balance sheet items carried at fair value on a recurring basis. Significant balance sheet items which are subject to non-recurring fair value measurements consist of impairment valuations of goodwill and property and equipment. In the course of recording the Company’s June 2010 troubled debt restructuring, the Company estimated the fair values of its preferred and common stock issued in the Recapitalization.  The standard did not have a significant impact on the determination of fair value related to non-financial assets and non-financial liabilities in 2011.

Net Income (Loss) per Share

Basic net income (loss) per share for each period is computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share for each period is computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares plus potentially dilutive common shares outstanding except whenever any such effect would be antidilutive.  Potential common shares consist of incremental common shares issuable upon the exercise of stock options and common shares issuable upon conversion of the preferred stock.

Net income attributable to common stockholders for the three and six months ended June 30, 2011, respectively, reflects allocations in favor of preferred stockholders for (i) imputed preferred stock dividends for financial reporting purposes of  $839,000 and  $1.6 million, (ii) cumulative preferred stock dividends of  $6.4 million and  $12.8 million, and (iii) the potential participation in common stock dividends (equivalent to approximately 71.2 million shares of common stock) of  $2.4 million and  $11.8 million. Such considerations were not applicable to the three and six months ended June 30, 2010.  Approximately 39,000 and 50,000 stock options for the three and six months ended June 30, 2011, respectively, and approximately 73,000 and 80,000 stock options for the three and six months ended June 30, 2010, respectively, have been excluded from the determination of diluted net income or loss per share because the individual effect in each instance was antidilutive.

Concentration of Risk

Financial instruments, which potentially subject Crown Media Holdings to a concentration of credit risk, consist primarily of cash, cash equivalents and accounts receivable. Generally, Crown Media Holdings does not require collateral to secure receivables. Crown Media Holdings has no significant off-balance sheet financial instruments with risk of accounting losses.

Four and five of our distributors each accounted for more than 10% of our consolidated subscriber revenue for  the three months ended June 30, 2010 and 2011, respectively, and together accounted for a total of 63% and 83% of consolidated subscriber revenue during the three months ended June 30, 2010 and 2011, respectively.  Three of our distributors each accounted for approximately 15% or more of our consolidated subscribers for both the three months ended June 30, 2010 and 2011, respectively, and together accounted for 60% of our subscribers during both the three months ended June 30, 2010 and 2011, respectively.

Four of our distributors each accounted for more than 10% of our consolidated subscriber revenue for the six months ended June 30, 2010 and 2011, respectively, and together accounted for a total of 64% and 74% of consolidated subscriber revenue during the six months ended June 30, 2010 and 2011, respectively.  Three of our distributors each accounted for approximately 15% or more of our consolidated subscribers for both the six months ended June 30, 2010 and 2011, respectively, and together accounted for 60% of our subscribers during both the six months ended June 30, 2010 and 2011, respectively.

Four and three of our programming content providers each accounted for more than 10% of our total license fees payable for both the six months ended June 30, 2010 and 2011, and together accounted for a total of 71% and 57% of the consolidated programming liability, respectively.

Recently Issued Accounting Pronouncements

In October 2009, the FASB issued Accounting Standards Update, 2009-13, Revenue Recognition (ASC Topic 605): Multiple Deliverable Revenue Arrangements — A Consensus of the FASB Emerging Issues Task Force. This update provides application guidance on whether multiple deliverables exist, how the deliverables should be separated and how the consideration should be allocated to one or more units of accounting. This update establishes a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence, if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific nor third-party evidence is available. The adoption of this guidance on January 1, 2011, did not have a material impact on our consolidated financial statements.

In January 2010, the FASB issued guidance that requires reporting entities to make new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. The adoption of this guidance did not have a material impact on our consolidated financial statements.

On January 1, 2011, the Company adopted changes issued by the FASB regarding the testing of goodwill for impairment. These changes require an entity to perform all steps in the test for a reporting unit whose carrying value is zero or negative if it is more likely than not (more than 50%) that a goodwill impairment exists based on qualitative factors. This will result in the elimination of an entity’s ability to assert that such a reporting unit’s goodwill is not impaired and additional testing is not necessary despite the existence of qualitative factors that indicate otherwise. Based on the most recent impairment review of the Company’s goodwill (November 2010), the adoption of these changes had no impact on our consolidated financial statements.

In May 2011, the FASB issued amendments to disclosure requirements for common fair value measurement. These amendments, effective for the interim and annual periods beginning on or after December 15, 2011 (early adoption is prohibited), result in a common definition of fair value and common requirements for measurement of and disclosure requirements between U.S. GAAP and IFRS. Consequently, the amendments change some fair value measurement principles and disclosure requirements. The implementation of this amended accounting guidance is not expected to have a material impact on our consolidated financial position and results of operations.

In June 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU No. 2011-05 requires that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements, eliminating the option to present other comprehensive income in the statement of changes in equity. Under either choice, items that are reclassified from other comprehensive income to net income are required to be presented on the face of the financial statements where the components of net income and the components of other comprehensive income are presented. This amendment is effective for the Company in 2012 and will be applied retrospectively. This amendment will not change the manner in which the Company presents comprehensive income.

2.   Summary of significant accounting policies and estimates

Basis of presentation

The consolidated financial statements include the accounts of Crown Media Holdings and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of estimates

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets and liabilities reported, disclosures about contingent assets and liabilities, and reported amounts of revenues and expenses. Such estimates include the collectibility of accounts receivable, the valuation of goodwill, intangible assets, and other long-lived assets, legal contingencies, indemnifications, and assumptions used in the calculation of income taxes, among others. A significant non-recurring use of estimates occurred in the course of recording the Company's June 2010 troubled debt restructuring which required that the Company estimate the fair values of preferred stock and common stock issued in the Recapitalization.

All of the estimates that are employed are based on management's best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. Management adjusts such estimates and assumptions when facts and circumstances dictate. Illiquid credit markets, volatile equity, and declines in consumer spending have combined to increase the uncertainty inherent in such estimates and assumptions. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes, if any, in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in future periods.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less that are readily convertible into cash and are not subject to significant risk from fluctuations in interest rates. As a result, the carrying amount of cash and cash equivalents approximates fair value.

Allowance for doubtful accounts

The allowance for doubtful accounts is based upon the Company's assessment of probable loss related to uncollectible accounts receivable. The Company uses a number of factors in determining the allowance, including, among other things, collection trends.

The activity in the allowance for doubtful accounts for each of the three years ending December 31, 2008, 2009, and 2010, is as follows (in thousands):

	Balance at beginning of year	Additions charged to expense	Deductions	Balance at end of year

Allowance for doubtful accounts
Year-ended December 31, 2008	$242	$ 75	$ (23)	$294
Year-ended December 31, 2009	$294	$1,303	$(1,121)	$476
Year-ended December 31, 2010	$476	$ 183	$ (518)	$141

Program license fees

Program license fees are incurred in connection with the Company's acquisition of rights to broadcast programs acquired from others. The cost of individual program rights is deferred and then amortized on a straight-line basis over its contractual license period or, if shorter, the period of its anticipated use. As a measure of recoverability, the Company, when necessary, compares the aggregate carrying value of its program licenses to the estimated future revenue associated with their future broadcast use. If the measure indicated that the carrying value exceeded estimated future revenue, the Company would reduce the carrying value to an amount equal to the estimated net realizable revenue with a corresponding impairment charge to programming costs.

Subscriber acquisition fees

In the past, under certain agreements with major domestic pay distributor systems, Crown Media United States was obligated to pay subscriber acquisition fees if defined subscriber levels were met or in order to obtain additional carriage of the Hallmark Channel by those pay distributors.

Subscriber acquisition fees are amortized over the contractual life of the distribution agreements (ranging from 1 to 9 years) as a reduction of subscriber fee revenue. Crown Media Holdings assesses the recoverability of these costs periodically by comparing the net carrying amount to the estimates of future subscriber fee revenue. The Company also assesses the recoverability of these fees whenever events such as changes in distributor relationships occur or other indicators suggest impairment.

Subscriber acquisition fee assets are a component of prepaid and other assets and subscriber acquisition fee liabilities are a component of accounts payable and accrued liabilities in the accompanying consolidated balance sheets.

Property and equipment

Property and equipment is stated at historical cost, net of accumulated depreciation and amortization. Equipment under capital leases are initially recorded at the present value of the minimum lease payments.

Depreciation on equipment is calculated using the straight-line method over the estimated useful lives of the assets. Equipment held under capital leases and leasehold improvements are amortized straight-line over the shorter of the lease term or estimated useful life of the asset.

When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation or amortization are removed from the accounts and any resulting gain or loss is included in the results of operations. The costs of normal maintenance and repairs are charged to expense when incurred.

Long-lived assets

The Company reviews long-lived assets, other than goodwill and other intangible assets with indefinite lives, for impairment whenever facts and circumstances indicate that the carrying amounts of the assets may not be recoverable. Recoverability of assets to be held and used is evaluated by comparing the carrying amount of an asset to the estimated undiscounted future net cash flows expected to be generated by the asset including its ultimate disposal. If the asset's carrying value is not recoverable, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds its fair value. The Company estimates fair values by using a combination of comparable market values and discounted cash flows, as appropriate.

Goodwill is reviewed for impairment annually as of November 30 and whenever the occurrence of an event or a change in circumstances would suggest that the carrying value of goodwill might be in excess of its fair value. In the event that the carrying value of goodwill was found to exceed its estimated fair value, the carrying value of goodwill would be reduced to its estimated fair value through an impairment charge to the Company's consolidated statements of operations.

The Company performed its annual impairment assessment for its goodwill and other non-amortizable intangible assets as of November 30 using a market approach to determine fair value. Business enterprise value is equal to common equity at market value plus debt at market value plus preferred equity at market value less cash and cash equivalents. The Company estimated the fair values of the Term A and Term B loans using discount rates of 11.2% and 11.5%, respectively. The full  $25.0 million redemption value of the company obligated mandatorily redeemable preferred interest was paid to VISN Management Corp. on December 1, 2010; therefore, the fair market value as of November 30, 2010, was  $25.0 million. The Company has valued its redeemable Preferred Stock at its liquidation preference based on a recent valuation. The Company valued its common shares using the November 30, 2010, closing NASDAQ stock price.

Legal costs and contingencies

In the normal course of business, the Company incurs costs to hire and retain external legal counsel to advise it on regulatory, litigation and other matters. The Company expenses these costs as the related services are received.

If a loss is considered probable and the amount can be reasonably estimated, the Company recognizes an expense for the estimated loss. If the Company has the potential to recover a portion of the estimated loss from a third party, the Company makes a separate assessment of recoverability and reduces the estimated loss if recovery is also deemed probable.

Leases

The Company accrues rent expense on a straight line basis over the lease term.

Assets subject to capital leases are capitalized as property and equipment at the inception of the lease. Capitalized lease assets are depreciated over their estimated useful lives; the related liabilities are included in accounts payable and accrued liabilities in the accompanying consolidated balance sheets.

Fair value of financial instruments

Financial Accounting Standards Board ("FASB") Accounting Standards Codification (the "ASC") Topic 820, Fair Value Measurements and Disclosures, provides guidance which defines fair value, establishes a framework for measuring fair value and specifies disclosures about fair value measurements. On January 1, 2008 we adopted that portion of the standard that relates to those financial assets and liabilities and nonfinancial assets and liabilities which are recognized or disclosed at fair value on a recurring basis (that is, at least annually). On January 1, 2009, subject to the FASB's delayed implementation, we adopted the remaining provisions of the standard. After adoption, we now determine fair value as an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.

The Company does not have balance sheet items carried at fair value on a recurring basis as well as similar assets and liabilities. Significant balance sheet items which are subject to non-recurring fair value measurements consist of impairment valuations of goodwill and property and equipment. In the course of recording the Company's June 2010 troubled debt restructuring, the Company estimated the fair values of its preferred and common stock issued in the Recapitalization. The standard has not had a significant impact on the determination of fair value related to non-financial assets and non-financial liabilities in 2010.

Revenue recognition

Subscriber revenue from pay television distributors is recognized as revenue when an agreement is executed, programming is provided, the price is fixed and determinable, and collectibility is reasonably assured. Subscriber fees from pay television distributors are recorded net of amortization of subscriber acquisition costs.

Advertising revenue, net of agency commissions, is recognized in the period in which related commercial spots or long form programming are aired and as ratings guarantees to advertisers are achieved. Agency commissions are calculated based on a stated percentage applied to gross billing revenue for the Company's broadcasting operations. Customers remit the gross billing amount to their agency and the agency remits gross billings less their commission to the Company. Payments received in advance of being earned are recorded as deferred revenue.

Audience deficiency unit liability

Audience deficiency units ("ADUs") are units of inventory (rights to utilize future advertising timeframes) that are made available to advertisers as fulfillment for past advertisements in programs that under-delivered on the guaranteed viewership ratings. The related liability results when impressions delivered on guaranteed ratings are less than the impressions guaranteed to advertisers. The liability is reduced and revenue is recognized when the Company airs the advertisement during another program to "make-good" on the under-delivery of impressions or the obligation expires contractually. The Company typically does not remit cash to advertisers in satisfaction of such deficiencies.

Contracts executed in the 2010/2011 upfront period require that the Company use its best efforts to run sufficient make-good advertising spots within 12 months to achieve the impressions guarantees. If the Company does not make-good within 12 months, the Company is no longer obligated to satisfy the under-delivery of the guaranteed impressions. Under previous contracts, the Company did not have the obligation to satisfy under-delivery of guaranteed impressions within 12 months and approximately  $855,000 of the Company's make-good obligations simply lapsed in 2010 due to the expiration of the applicable state's statute of limitations for contracts. While the Company now has an obligation to use its best efforts to make-good on any under-delivery of guaranteed impressions within 12 months, it also will have the benefit of being able to relieve the make-good obligations earlier than it has been able to do historically.

Marketing expense

The Company expenses marketing costs as incurred. Marketing expense was  $19.6 million,  $6.6 million and  $10.2 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Taxes on income

Pursuant to the tax sharing agreement entered into with Hallmark Cards in March 2003, the Company's results of operations for tax purposes became a part of the Hallmark Cards consolidated federal tax return as of and subsequent to March 2003. However, the Company continues to account for income taxes on a separate return basis. Accordingly, the Company accounts for income taxes using an asset and liability method which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company reduces deferred tax assets by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized without regard to the Tax Sharing Agreement. All payments received from Hallmark Cards under the tax sharing agreement are recorded as increases in additional paid-in capital and amounts the Company owes Hallmark Cards for its share of the consolidated federal tax liability caused by the inclusion of the Company in the consolidated group are treated as a reduction to paid-in capital. Conversely, related payments made by the Company to Hallmark Cards are recorded as a reduction of additional paid-in capital but only to the extent of prior payments received.

Stock-based compensation

Stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense on a straight-line basis over the period during which the holder is required to provide services in exchange for the award, i.e., usually the vesting period. See Note 14 for further information regarding our stock-based compensation assumptions and expenses.

Net income (loss) per share

Basic net income (loss) per share for each period is computed by dividing net income (loss) attributable to common stock by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share for each period is computed by dividing net income (loss) attributable to common stock by the weighted average number of common shares plus potentially dilutive common shares outstanding except whenever any such effect would be antidilutive. Potential common shares consist of incremental common shares issuable upon the exercise of stock options and common shares issuable upon conversion of the preferred stock. Approximately 341,000, 87,000 and 65,000 stock options for the years ended December 31, 2008, 2009 and 2010, respectively, and 71.2 million shares upon the conversion of the preferred stock for the year ended December 31, 2010, have been excluded from the determination of diluted net income or loss per share because the individual effect in each instance was antidilutive.

Net income attributable to common stockholders reflects allocations in favor of preferred stockholders for (i) imputed preferred stock dividends for financial reporting purposes of  $13.9 million and (ii) the potential participation in common stock dividends (equivalent to approximately 71.2 million shares of common stock) of  $2.4 million.

Concentration of credit risk

Financial instruments, which potentially subject Crown Media Holdings to a concentration of credit risk, consist primarily of cash, cash equivalents and accounts receivable. Generally, Crown Media Holdings does not require collateral to secure receivables. Crown Media Holdings has no significant off-balance sheet financial instruments with risk of accounting losses.

Five, five and four of our distributors each accounted for more than 10% of our subscriber revenue for the years ended December 31, 2008, 2009 and 2010, and together accounted for a total of 77%, 75% and 66% of subscriber revenue during the years ended December 31, 2008, 2009 and 2010, respectively. Three of our distributors each accounted for approximately 15% or more of our subscribers for the years ended December 31, 2008, 2009 and 2010, respectively, and together accounted for 61%, 61% and 60% of our Hallmark Channel subscribers during the years ended December 31, 2008, 2009 and 2010, respectively.

Four and three of our programming content providers accounted for more than 10% of our total license fees payable as of December 31, 2009 and 2010, respectively, and together accounted for a total of 75% and 53% of the license fees payable, respectively.

Recently issued accounting pronouncements

In October 2009, the FASB issued Accounting Standards Update, 2009-13, Revenue Recognition (ASC Topic 605): Multiple Deliverable Revenue Arrangements—A Consensus of the FASB Emerging Issues Task Force. This update provides application guidance on whether multiple deliverables exist, how the deliverables should be separated and how the consideration should be allocated to one or more units of accounting. This update establishes a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence, if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific nor third-party evidence is available. The Company will be required to apply this guidance for fiscal years beginning on or after June 15, 2010, prospectively for revenue arrangements entered into or materially modified after January 1, 2011; however, earlier application is permitted. The adoption of this guidance will not have a material impact on our consolidated financial statements.

In January 2010, the FASB issued guidance that requires reporting entities to make new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. The guidance is effective for annual reporting periods beginning after December 15, 2009, except for Level 3 reconciliation disclosures that are effective for annual periods beginning after December 15, 2010. The adoption of this guidance did not have a material impact on our consolidated financial statements.

Program License Fees	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Program license fees
Program License Fees

3. Program License Fees

Program license fees are comprised of the following:

	As of December 31,	As of June 30,
	2010	2011
	(In thousands)
Program license fees — non-affiliates	$552,869	$605,295
Program license fees — Hallmark Cards affiliates	15,000	15,400
Program license fees, at cost	567,869	620,695
Accumulated amortization	(331,792)	(360,004)
Program license fees, net	$236,077	$260,691

License fees payable are comprised of the following:

	As of December 31,	As of June 30,
	2010	2011
	(In thousands)
License fees payable — non-affiliates	$126,375	$142,552
License fees payable — Hallmark Cards affiliates	11,729	11,368
Total license fees payable	138,104	153,920
Less current maturities	(104,286)	(114,678)
Long-term license fees payable	$33,818	$39,242

In the regular course of evaluating the remaining usefulness of its various program licenses, the Company may determine that certain licenses may be of little future program value to it.  In such instances, the Company shortens the estimated remaining lives to zero, thereby accelerating amortization of the remaining net book value.  During the three and six months ended June 30, 2010, such changes in estimates resulted in additional amortization of program license fees of  $0 and  $227,000, respectively.  During the three and six months ended June 30, 2011, such changes in estimates resulted in additional amortization of program license fees of  $600,000.

Under certain license agreements with RHI Entertainment Distribution, LLC (“RHIED”) the Company is obligated to pay  $5.3 million through December 1, 2013.  In connection with its reorganization in bankruptcy, RHIED assigned its right to receive these license payments to Hallmark Cards.  During the six months ended June 30, 2011, the Company reclassified  $2.5 million from license fees payable (to non-affiliates) to payables to Hallmark Cards affiliates. During the same period the Company remitted payment of  $1.3 million to Hallmark Cards.  Therefore, at June 30, 2011, the payable to Hallmark Cards affiliates includes  $1.2 million related to this assignment.  The remaining  $2.8 million relates to license periods that have not commenced as of June 30, 2011; accordingly, such amount is not reflected in the accompanying condensed consolidated balance sheet.  See Commitments and Contingencies below.

4.   Program license fees

Program license fees are comprised of the following:

	As of December 31,
(In thousands)	2009	2010

Program license fees—other non-affiliates	$597,206	$552,869
Program license fees—Hallmark Cards affiliates	12,668	15,000

Program license fees, at cost	609,874	567,869
Accumulated amortization	(324,717)	(331,792)

Program license fees, net	$285,157	$236,077

Programming costs included in the accompanying consolidated statements of operations for the years ended December 31, 2008, 2009 and 2010, were  $140.7 million,  $127.5 million and  $125.2 million, respectively.

In the regular course of evaluating the remaining usefulness of its various program licenses, the Company may determine that certain licenses may be of little future program value to it. In such instances, the Company shortens the estimated remaining lives to zero, thereby accelerating amortization of the remaining net book values. The Company made no such changes in estimates during the years ended December 31, 2008 and 2009. During the year ended December 31, 2010, such changes in estimates resulted in additional amortization of program license fees of  $227,000.

At December 31, 2009 and 2010,  $1.8 million and  $4.1 million, respectively, of program license fees were included in prepaid and other assets on the accompanying consolidated balance sheets as the Company made payments for the program license fees prior to commencement of the license period.

License fees payable are comprised of the following:

	As of December 31,
(In thousands)	2009	2010

License fees payable—non-affiliates	$171,966	$126,375
License fees payable—Hallmark Cards affiliates	10,409	11,729

Total license fees payable	182,375	138,104
Less current maturities	(99,494)	(104,286)

Long-term license fees payable	$82,881	$33,818

Revolving Credit Facilities	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Credit facility
Revolving Credit Facilities

4. Revolving Credit Facilities

In connection with the Recapitalization, the Company entered into Amendment No. 17 to the Company’s amended credit agreement with JP Morgan Chase Bank, effective June 29, 2010.  Amendment No. 17, among other things, extended the maturity date of the credit facility to June 30, 2011.

Amendment No. 17 terminated the Hallmark Cards Subordination and Support Agreement.  The Hallmark Cards Facility Guarantee remained in place. A related intercreditor agreement among HCC, JP Morgan Chase Bank and the Company, among other things, defined the lien priorities and allowed for payments to HCC pursuant to the Recapitalization.  The credit facility was guaranteed by Hallmark Cards and the Company’s subsidiaries and was secured by all tangible and intangible assets of the Company and its subsidiaries. Interest under the credit facility was equal to the LIBOR Rate plus 2.25% in the case of a Eurodollar Loan and the Alternate Base Rate plus 1.25% in the case of an Alternate Base Rate Loan (with each named rate and loan as defined in Amendment No. 17).  The Company’s ability to borrow additional amounts under the credit facility was not otherwise limited or restricted.

On June 29, 2011, the Company entered into Amendment No. 18, which extended the maturity date of the credit facility to the earlier to occur of (i) July 29, 2011 or (ii) the date of the execution of definitive documentation with respect to any Indebtedness of the type contemplated by Exhibit 99.1 of Crown Media Holdings’ 8-K dated June 20, 2011 that was filed with the SEC on June 21, 2011.

In connection with the 2011 Refinancing, the Company obtained a new credit agreement comprising the Term Loan and a new senior revolving credit facility that will expire on July 14, 2016. See the Subsequent Events footnote below.

The credit facility, as amended, contained a number of affirmative and negative covenants.  The Company was in compliance with these covenants as of June 30, 2011.

At December 31, 2010, and June 30, 2011, the Company did not have outstanding borrowings under the credit facility and there were no letters of credit outstanding. Interest expense on borrowings under the credit facility for both the three months ended June 30, 2010 and 2011, was  $0. Interest expense on borrowings under the credit facility for each of the six months ended June 30, 2010 and 2011, was  $4,000 and  $0, respectively.

7.   Credit facility

Amendment No. 16 to the credit facility, entered into on March 2, 2010, set the maximum amount that may be borrowed under the credit facility at  $30.0 million (a reduction from  $45.0 million) and extended the maturity date to August 31, 2010. In connection with the Recapitalization, the Company entered into Amendment No. 17 to the Company's amended credit agreement with JP Morgan Chase Bank, effective June 29, 2010. Amendment No. 17, among other things, extended the maturity date of the credit facility June 30, 2011.

Amendment No. 17 terminated the Hallmark Cards Subordination and Support Agreement. The Hallmark Cards Facility Guarantee remains in place and an intercreditor agreement among HCC, JP Morgan Chase Bank and the Company was entered into which, among other things, defines the lien priorities and allowed for payments to HCC pursuant to the Recapitalization. The credit facility is guaranteed by Hallmark Cards and the Company's subsidiaries and is secured by all tangible and intangible assets of the Company and its subsidiaries. Interest under the credit facility is equal to the LIBOR Rate plus 2.25% in the case of a Eurodollar Loan and the Alternate Base Rate plus 1.25% in the case of an Alternate Base Rate Loan (with each named rate and loan as defined in Amendment No. 17). The Company's ability to borrow additional amounts under the credit facility is not limited or restricted.

The credit facility, as amended, contains a number of affirmative and negative covenants. The Company was in compliance with these covenants as of December 31, 2010.

At December 31, 2009, and 2010, the Company had outstanding borrowings of  $1.0 million and  $0, respectively, under the credit facility and there were no letters of credit outstanding. At December 31, 2009, all of the outstanding balance bore interest at the Eurodollar rate (2.49% weighted average rate at December 31, 2009). Interest expense on borrowings under the credit facility for each of the years ended December 31, 2008, 2009 and 2010, was  $2.1 million,  $350,000 and  $4,000, respectively.

Related Party Long-Term Obligations	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Related party obligations
Related Party Long-Term Obligations

5. Related Party Long-Term Obligations

Related Party Long-Term Obligations

Without giving effect to the 2011 Refinancing, the aggregate maturities of related party long-term debt and future interest (assuming no utilization of the payment-in-kind options) for each of the five years subsequent to June 30, 2011, were as follows:

	Payments Due by Period
	Total	Year 1	Year 2	Year 3	Year 4	Year 5
	(In thousands)
Term A Loan, due December 31, 2013, interest payable quarterly to HCC at 9.5% per annum through December 31, 2011 and 12% thereafter	$245,627	$20,514	$22,855	$202,258	$—	$—
Term B Loan, due December 31, 2013, interest payable quarterly to HCC at 11.5% per annum through December 31, 2011 and 14% thereafter	153,867	14,673	16,078	123,116	—	—
	$399,494	$35,187	$38,933	$325,374	$—	$—

The Company paid principal of  $7.2 million and interest of  $603,000 during the three months ended June 30, 2011, on the Term A and Term B Loans.  The Company paid principal of  $23.6 million and interest of  $1.4 million during the six months ended June 30, 2011, on the Term A and Term B Loans.  The Company paid principal of  $67,000 and interest of  $21,000 during both the three and six months ended June 30, 2010, on the Term A and Term B Loans.

After giving effect to the 2011 Refinancing, the aggregate maturities of long-term debt including future interest for each of the five years subsequent to June 30, 2011, would be as follows:

	Payments Due by Period
	Total	Year 1	Year 2	Year 3	Year 4	Year 5	Thereafter
	(In thousands)
The Notes, due July 15, 2019, interest payable semiannually at 10.5% per annum	$552,088	$15,838	$31,500	$31,500	$31,500	$31,500	$410,250
Term Loan, due July 14, 2018	292,841	11,298	14,200	14,078	13,956	13,865	225,444
	$844,929	$27,136	$45,700	$45,578	$45,456	$45,365	$635,694

Senior Secured Note

In August 2003, the Company issued a senior note to HCC for  $400.0 million. Cash payments for interest were not required from inception through June 29, 2010. The principal amount of the senior secured note accreted at 10.25% per annum, compounding semi-annually, to June 29, 2010.  The Company’s obligations under this note, including  $797.4 million of principal and accrued interest, were terminated in connection with the Recapitalization.

Notes and Interest Payable to HCC

On December 14, 2001, the Company executed a  $75.0 million promissory note with HCC.  Interest was payable in cash, quarterly in arrears five days after the end of each calendar quarter. During 2010 the Company paid  $4.3 million for interest.  The Company’s obligations under this note, including  $108.6 million of principal, were terminated in connection with the Recapitalization.

On October 1, 2005, the Company converted approximately  $132.8 million of its license fees payable to a Hallmark Cards affiliate to a promissory note subsequently transferred to HCC.  During 2010 the Company paid  $6.8 million for interest.  The Company’s obligations under this note, including  $170.1 million of principal, were terminated in connection with the Recapitalization.

On March 21, 2006, the Company converted approximately  $70.4 million of its payable to a Hallmark Cards affiliate to a promissory note subsequently transferred to HCC. During 2010 the Company paid  $2.5 million for interest.   The Company’s obligations under this note, including  $62.0 million of principal, were terminated in connection with the Recapitalization.

Hallmark Guarantee; Interest and Fee Reductions

Hallmark Cards unconditionally guaranteed the Company’s obligations to JPMorgan Chase Bank under the credit facility that expired on July 14, 2011.  This credit support provided by Hallmark Cards resulted in reductions in the interest rate and commitment fees under the credit facility through July 14, 2011; however, the Company agreed to pay and has paid an amount equal to the reductions in the interest rate and commitment fees to Hallmark Cards.  The Company paid Hallmark Cards a reduction amount of the interest rate and commitment fees equal to 0.75% and 0.125%, respectively. Interest expense to HCC in connection with the JPMorgan Chase Bank credit facility was  $0 for both the three months ended June 30, 2010 and 2011. Interest expense to HCC in connection with the JPMorgan Chase Bank credit facility was  $1,000 and  $0 for the six months ended June 30, 2010 and 2011, respectively. Commitment fee expense for both the three months ended June 30, 2010 and 2011, was  $10,000. Commitment fee expense for the six months ended June 30, 2010 and 2011, was  $22,000 and  $19,000, respectively.

8.   Related party obligations

Recapitalization

For financial reporting purposes, the Recapitalization has been accounted for as a troubled debt restructuring in accordance with the guidance of ASC Topic 470-60 Debt—Troubled Debt Restructurings. Identification of the Recapitalization as a troubled debt restructuring involved both qualitative and quantitative aspects. Among the qualitative aspects considered were (i) the Company's expectations that it would have been unable to fulfill the debt service requirements associated with approximately  $342.2 million of principal and interest payable to HCC on May 1, 2010 upon the expiration of the waiver agreement (which was extended to August 31, 2010 pursuant to the master recapitalization agreement), along with an additional  $784.6 million of principal and interest that would have become immediately due pursuant to cross-default provisions, and (ii) the going concern opinion rendered by the Company's independent registered public accounting firm in connection with the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009. Quantitatively, Hallmark Cards is deemed to have granted a "concession" within the meaning of ASC 470-60. Prior to consummation of the Recapitalization, the weighted average interest rate of HCC debt was approximately 8.3%. After consideration of (x) the estimated fair values of Preferred Stock and Common Stock issued in the Recapitalization and (y) the debt service requirements of New Debt, the overall effective interest rate on the New Debt resulting from the Recapitalization is less than 1%.

Pursuant to the guidance in the ASC, we (1) recorded the issuance of Preferred Stock and Common Stock at their respective estimated fair values as of June 29, 2010 and (2) recorded New Debt in an amount equal to the residual of (i) the carrying value of HCC Debt less (ii) the estimated fair values of such Preferred Stock and Common Stock. New Debt has been apportioned between the Term A and Term B Loans on the basis of their relative fair values. The amounts by which the apportioned Term Loans exceeded the respective stated amounts of principal are being amortized over the terms of the loans as reductions of the interest expense that otherwise would arise from the stated cash interest rates. The resulting effective interest rates are approximately 0.789% and 1.002%, for the Term A Loan and Term B Loan, respectively. If, and when, any of the available pay-in-kind options (where interest is added to principal) are exercised, the effects of such elections will be recognized prospectively.

The Mergers of HEI and HEH involved non-substantive subsidiaries of Hallmark Cards. The Mergers were recorded at carry-over basis pursuant to the guidance of ASC Topic 805-50 Business Combinations—Related Issues. HEIC and HEH did not have assets other than their investment in the Company.

The following table summarizes the accounting for the Recapitalization:

		In thousands

Pre-Recapitalization
HCC Debt		$1,161,918
Deferred debt issuance costs		(475)
Transaction costs		(3,596)

		$1,157,847

Post-Recapitalization
New Debt		$ 432,140
Preferred stock, 185,000 shares, $0.01 par value, $1,000 liquidation preference		185,000
Common stock, $0.01 par value		2,549
Additional paid-in capital
Fair values of new preferred stock and common stock, less liquidation preference and par value, respectively	$541,754
Transaction costs related to new preferred stock and common stock	(2,547)	539,207

Transaction costs related to the New Debt included in selling, general and administrative expense		(1,049)

		$1,157,847

See "Recapitalization of the Company" in Note 1 for information regarding the debt obligations owed to HCC immediately prior to the Recapitalization. See Note 11 for information related to an imputed discount that arose with the issuance of Preferred Stock and the related effect on the determination of net income (loss) per share.

Related party long-term obligations

The aggregate maturities of nominal related party long-term debt and future interest (assuming no utilization of the payment-in-kind options) for each of the five years subsequent to December 31, 2010, are as follows:

	Payments due by period
(In thousands)	Total	Less than 1 year	2 years	3 years	4 years	5 years

Term A note, due December 31, 2013, interest payable quarterly to HCC at 9.5% per annum through December 31, 2011 and 12% thereafter(1)	$264,058	$27,565	$22,886	$213,607	$—	$—
Term B note, due December 31, 2013, interest payable quarterly to HCC at 11.5% per annum through December 31, 2011 and 14% thereafter	160,425	13,225	16,100	131,100	—	—

	$424,483	$40,790	$38,986	$344,707	$—	$—

(1)   The Company anticipates making a principal payment on the Term A note of approximately  $9.3 million, which is the Company's estimated principal payment based on the excess cash flow provisions defined in the Credit Agreement.

The nominal obligations noted in the table above differ from the obligations included in the accompanying balance sheet due to the treatment of the Term A and Term B notes under troubled debt restructuring accounting. The Company paid principal and interest of  $16.3 million during the year ended December 31, 2010, on the Term A and Term B notes.

Senior secured note

In August 2003, the Company issued a senior note to HCC for  $400.0 million. Cash payments for interest were not required from inception through June 29, 2010. The principal amount of the senior secured note accreted at 10.25% per annum, compounding semi-annually, to June 29, 2010. At December 31, 2009,  $758.8 million of principal and interest was included in the senior note payable in the accompanying consolidated balance sheet. The Company's obligations under this note, including  $797.4 million of principal and accrued interest, were terminated in connection with the Recapitalization.

Notes and interest payable to HCC

On December 14, 2001, the Company executed a  $75.0 million promissory note with HCC. Interest was payable in cash, quarterly in arrears five days after the end of each calendar quarter. The rate of interest under this note was LIBOR plus 5% per annum (5.29% at December 31, 2009). At December 31, 2009,  $108.6 million of principal, including interest previously added to principal, and  $1.5 million of accrued interest were reported as notes and interest payable to HCC on the accompanying consolidated balance sheet. During 2009 and 2010 the Company paid  $6.3 million and  $4.3 million, respectively, for interest. The Company's obligations under this note, including  $108.6 million of principal, were terminated in connection with the Recapitalization.

On October 1, 2005, the Company converted approximately  $132.8 million of its license fees payable to a Hallmark Cards affiliate to a promissory note subsequently transferred to HCC. The rate of interest under this note was LIBOR plus 5% per annum (5.29% at December 31, 2009). At December 31, 2009,  $170.1 million of principal, including interest previously added to principal, and  $2.3 million of accrued interest were reported as notes and interest payable to HCC on the accompanying consolidated balance sheet. During 2009 and 2010 the Company paid  $9.8 million and  $6.8 million, respectively, for interest. The Company's obligations under this note, including  $170.1 million of principal, were terminated in connection with the Recapitalization.

On March 21, 2006, the Company converted approximately  $70.4 million of its payable to a Hallmark Cards affiliate to a promissory note subsequently transferred to HCC. The rate of interest under this note was LIBOR plus 5% per annum (5.29% at December 31, 2009). At December 31, 2009,  $62.0 million of principal, including interest previously added to principal, and  $838,000 of accrued interest, were reported as notes and interest payable to HCC on the accompanying consolidated balance sheet. During 2009 and 2010 the Company paid  $3.6 million and  $2.5 million, respectively, for interest. The Company's obligations under this note, including  $62.0 million of principal, were terminated in connection with the Recapitalization.

Hallmark guarantee; interest and fee reductions

Hallmark Cards has unconditionally guaranteed the Company's obligations to JPMorgan Chase Bank under the credit facility. Payments, if any, under this guarantee will not reduce the Company's obligations under the credit facility but instead will convey to Hallmark Cards a subordinated participation interest in the Company's obligations under the credit facility. Hallmark Cards also has an option to purchase the lender's entire interest in the credit facility. Prior to April 2009, Hallmark Cards' credit support for the Company's bank credit facility consisted of supplying a letter of credit.

The above mentioned credit support provided by Hallmark Cards resulted in reductions in the interest rate and commitment fees under the credit facility; however, the Company agreed to pay and has paid an amount equal to the reductions in the interest rate and commitment fees to Hallmark Cards. On April 1, 2009, the interest rate and commitment fees under the renewed credit facility increased and the Company began paying Hallmark Cards a smaller reduction amount of the interest rate and commitment fees equal to 0.75% and 0.125%. Interest expense paid to HCC in connection with the JPMorgan Chase Bank credit facility was  $1.1 million,  $963,000,  $1,000 for the years ended December 31, 2008, 2009 and 2010, respectively. Commitment fee expense for the years ended December 31, 2008, 2009 and 2010, was  $91,000,  $50,000 and  $41,000, respectively.

Lease guarantees with Hallmark Cards

On February 24, 2010, the Company executed a letter of credit/guaranty commitment with respect to a certain lease agreement with 12700 Investments, Ltd. for the office space at 12700 Ventura Boulevard, Studio City, California. The landlord required that Crown Media United States, the entity which executed the lease, provide a letter of credit of  $1.6 million securing certain obligations of Crown Media United States. Consequently, Hallmark Cards has agreed to guarantee the issuer of such letter of credit against any loss thereon pursuant to the guaranty. As an inducement for Hallmark Cards to issue the guaranty, Crown Media United States has agreed to pay Hallmark Cards a fee which equals 0.75% per annum of the outstanding letter of credit obligation. Additionally, in the event that Hallmark Cards is required to pay any amount under the guaranty, Crown Media United States must reimburse Hallmark Cards for any such amount plus any fees and charges associated with making such payment, any interest applicable to such amount and any costs and expenses of Hallmark Cards in connection with protecting its rights under the guaranty.

On September 2, 2008, Hallmark Cards issued a guaranty for the benefit of Crown Media United States, which guaranty pertains to a lease agreement with Paramount Group, Inc. for the office space at 1325 Avenue of the Americas, New York, New York. As a condition to executing the lease agreement, the landlord required Hallmark Cards to guaranty all obligations of Crown Media United States under the lease agreement. As an inducement for Hallmark Cards to issue the guaranty, Crown Media United States has paid Hallmark Cards a fee which equals 0.28% per annum of the outstanding obligation under the lease agreement. Additionally, in the event that Hallmark Cards is required to pay any amount under the guaranty, Crown Media United States must reimburse Hallmark Cards for any such amount plus any fees and charges associated with making such payment, any interest applicable to such amount and any costs and expenses of Hallmark Cards in connection with protecting its rights under the guaranty.

Related Party Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Related party transactions
Related Party Transactions

6. Related Party Transactions

Tax Sharing Agreement

On March 11, 2003, the Company became a member of Hallmark Cards’ consolidated federal tax group and entered into a federal tax sharing agreement with Hallmark Cards (the “federal tax sharing agreement”). Hallmark Cards includes the Company in its consolidated federal income tax return.  Accordingly, Hallmark Cards has benefited from subsequent tax losses and may benefit from future federal tax losses, which may be generated by the Company.  Based on the original federal tax sharing agreement, Hallmark Cards agreed to pay the Company all of the benefits realized by Hallmark Cards as a result of including the Company in its consolidated income tax return. Also, taxable income recognized by the Company that is included in the Hallmark Cards consolidated tax return will result in a payment by the Company to Hallmark Cards.

On a quarterly basis through December 31, 2009, Hallmark Cards paid the Company cash for 75% of the estimated benefit from losses with the balance applied as an offset against other amounts owed by the Company to any member of the Hallmark Cards consolidated group under any loan, line of credit or other payable, subject to limitations under any loan indentures or contracts restricting such offsets.  As part of the Recapitalization, the federal tax sharing agreement was amended to provide that 100% of any such benefit will be deferred for application against future tax liabilities of the Company.  Pursuant to the August 2003 amendment to the federal tax sharing agreement, the benefit that would otherwise have resulted from interest accrued on the 10.25% senior secured note was not available to the Company until such interest was paid in cash. As a result of the Recapitalization, such interest accrued from January 1, 2010, through June 29, 2010, was treated as a deduction under the amended federal tax sharing agreement.

At December 31, 2009, the Company owed Hallmark Cards  $8.5 million under the federal tax sharing agreement for 2009. The liability was satisfied on June 29, 2010, in connection with the Recapitalization. For the year ended December 31, 2010, the Company owed Hallmark Cards  $12.9 million for tax as calculated pursuant to the amended federal tax sharing agreement and this amount was paid to Hallmark Cards in December 2010. The Company owed Hallmark Cards  $5.1 million under the federal tax sharing agreement for the first quarter of 2011 which was paid in April 2011. The Company owes Hallmark Cards  $5.4 million under the federal tax sharing agreement for the second quarter of 2011 which was paid in July 2011.

Since May 9, 2000, the Company has been included in certain combined state income tax returns of Hallmark Cards or Hallmark Entertainment Holdings. Consequently, Hallmark Entertainment Holdings and the Company entered into a state tax sharing agreement. Under the state tax sharing agreement, Hallmark Entertainment Holdings and the Company file consolidated, combined or unitary state tax returns.  The Company makes tax-sharing payments to (or receives payments from) Hallmark Entertainment Holdings equal to the taxes (or tax refunds) that the Company would pay (or receive) if it filed on a stand-alone basis. Such payments are computed based on the Company’s taxable income (loss) and other tax items beginning the day following the May 9, 2000, reorganization.   Hallmark Cards has agreed to waive the state tax liability associated with the 2010 cancellation of debt income in those states in which Hallmark Cards files a combined return.  Accordingly, the Company has reduced the liability for the state taxes and credited paid-in capital for that amount.  As of June 30, 2011, it is estimated that the Company will owe Hallmark Cards approximately  $988,000 with respect to the state tax sharing payments relating to 2010 and 2011.  This amount will be payable two days prior to the due date of the state tax returns.

Any payments received from Hallmark Cards or credited against amounts owed by the Company to any member of the Hallmark Cards consolidated group under the tax sharing agreements have been recorded as additions to paid-in capital in the accompanying consolidated statements of stockholders’ deficit. Any amounts owed or payments made to Hallmark Cards or to any member of the Hallmark Cards consolidated group under the tax sharing agreement in excess of current tax expense have been recorded as reductions to paid-in capital.

Release of Valuation Allowance

The Company had established a deferred tax asset of  $610.2 million as of December 31, 2010, and had recorded a full valuation allowance against it.  After evaluating positive and negative evidence available as of the reporting date, including recent earnings history, the Company has determined that it is more likely than not that it will utilize a portion of its tax loss carry forwards, as if separate returns were filed. Consistent with ASC 740 Income Taxes, the following sources of taxable income may be available under the tax law to realize a portion or all of a tax benefit for deductible temporary differences and carry forwards:

·                  Future reversals of existing taxable temporary differences

·                  Taxable income in prior carry back year(s) if carry back is permitted under the tax law

·                  Tax planning strategies

·                  Future taxable income exclusive of reversing temporary differences and carry forwards

The Company has released a portion of its valuation allowance and has recognized an unreserved deferred tax asset of approximately  $44.2 million on its balance sheet as of June 30, 2011.  This also results in a non-cash reduction in income tax expense.

In accordance with ASC 740, the Company recorded  $44.2 million of tax benefit for the portion of the change in valuation allowance arising from expected realization of deferred tax assets in future years as a discrete item in the first quarter of 2011.  The tax benefit for the portion of the change in valuation allowance arising from income in the current year is included in the Company’s computation of the estimated annual effective tax rate for the year, and, therefore, will reduce the tax expense the Company otherwise would have recorded for the remainder of 2011 absent any beginning of year valuation allowance.

The Company will continue to evaluate the available positive and negative evidence available in subsequent periods and adjust its remaining valuation allowance to an amount it determines to be more likely than not to be realized.

Services Agreement with Hallmark Cards

Hallmark Cards provides Crown Media Holdings with tax, risk management, health safety, environmental, insurance, legal, treasury, human resources, cash management and real estate consulting services.  In exchange, the Company is obligated to pay Hallmark Cards a fee, plus out-of-pocket expenses and third party fees, in arrears on the last business day of each quarter. Fees for Hallmark Cards’ services were  $387,000 for full year ending December 31, 2010, and are expected to be  $448,000 for the full year ending December 31, 2011.

At December 31, 2010, and June 30, 2011, the Company’s payables to Hallmark Cards affiliates on the accompanying condensed consolidated balance sheets were  $1.0 million and  $7.7 million, respectively. The December 31, 2010, balance was comprised of  $757,000 of state taxes due under the state tax sharing agreement and  $248,000 of non-interest bearing unpaid accrued service fees and unreimbursed expenses.  The June 30, 2011, balance was comprised of  $5.4 million of federal taxes due in July 2011 and  $988,000 of state taxes due under the federal and state tax sharing agreements,  $1.2 million of assigned license payments, and  $30,000 of non-interest bearing unpaid accrued service fees and unreimbursed expenses. The  $15.2 million outstanding at December 31, 2009, was satisfied on June 29, 2010, in connection with the Recapitalization.

Hallmark Hall of Fame

On July 6, 2011, the Company entered into an agreement with Hallmark Cards for six new “Hallmark Hall of Fame” two-hour movies to be produced by Hallmark Cards over a two-year license term.  The Company has the right to broadcast each movie four times during a period which begins seven days after and ends 14 days after the initial broadcast of each movie on the ABC Network.  The Company will retain over nine minutes of commercial time within or adjacent to the running time of each movie and such time will either be used for promos or sales to advertisers who sell products compatible with the Hallmark image.  All other commercial time will be for Hallmark Cards and Hallmark-branded commercials.  Hallmark Cards has agreed to pay the Company  $3.4 million during the two-year period.  The program license agreement described herein will have no effect on the Hallmark Hall of Fame program license agreement which the Company entered into with Hallmark Cards in 2008.

9.   Related party transactions

Tax sharing agreement

Overview

On March 11, 2003, the Company became a member of Hallmark Cards' consolidated federal tax group and entered into a federal tax sharing agreement with Hallmark Cards (the "tax sharing agreement"). Hallmark Cards includes the Company in its consolidated federal income tax return. Accordingly, Hallmark Cards has benefited from subsequent tax losses and may benefit from future federal tax losses, which may be generated by the Company. Based on the original tax sharing agreement, Hallmark Cards agreed to pay the Company all of the benefits realized by Hallmark Cards as a result of including the Company in its consolidated income tax return. Also, taxable income recognized by the Company that is included in the Hallmark Cards consolidated tax return will result in a payment by the Company to Hallmark Cards.

Through December 31, 2009, the benefit from losses generated have been paid 75% in cash on a quarterly basis with the balance applied as an offset against other amounts owed by the Company to any member of the Hallmark Cards consolidated group under any loan, line of credit or other payable, subject to limitations under any loan indentures or contracts restricting such offsets. As a result of the Recapitalization, the tax agreement has been amended to provide that 100% of any such benefit will be deferred for application against future tax liabilities of the Company. Pursuant to the amendment to the tax sharing agreement in August 2003, the benefit that would otherwise result from interest accrued on the 10.25% senior secured note was not available to the Company until such interest is paid in cash. As a result of the Recapitalization, such interest accrued from January 1, 2010, through June 29, 2010, will be treated as a deduction under the amended tax sharing agreement.

The Company received  $21.3 million under the tax sharing agreement during 2008, which was offset against the tax note. At December 31, 2009, the Company owed Hallmark Cards  $8.5 million under the tax sharing agreement for 2009. The liability was satisfied on June 29, 2010, in connection with the Recapitalization. For the year ended December 31, 2010, the Company owed Hallmark Cards  $12.9 million for tax as calculated pursuant to the amended tax sharing agreement and this amount was paid to Hallmark Cards in December 2010.

Any payments received from Hallmark Cards or credited against amounts owed by the Company to any member of the Hallmark Cards consolidated group under the tax sharing agreements have been recorded as additions to paid-in capital in the accompanying consolidated statements of stockholders' deficit. Any amounts owed or payments made to Hallmark Cards or to any member of the Hallmark Cards consolidated group under the tax sharing agreement have been recorded as reductions to paid-in capital.

Since May 9, 2000, the Company has been included in certain combined state income tax returns of Hallmark Cards or Hallmark Entertainment Holdings. Consequently, Hallmark Entertainment Holdings and the Company entered into a state tax sharing agreement. Under the state tax sharing agreement, Hallmark Entertainment Holdings and the Company file consolidated, combined or unitary state tax returns. The Company makes tax-sharing payments to (or receives payments from) Hallmark Entertainment Holdings equal to the taxes (or tax refunds) that the Company would pay (or receive) if it filed on a stand-alone basis. Such payments are computed based on the Company's taxable income (loss) and other tax items beginning the day following the May 9, 2000, reorganization. Hallmark Cards has agreed to waive the state tax liability associated with the cancellation of debt income in those states in which Hallmark Cards files a combined return. Accordingly, the Company has reduced the liability for the state taxes and credited paid-in capital for that amount. For the year ending December 31, 2010, it is estimated that the Company will owe Hallmark Cards approximately  $800,000 with respect to the state tax sharing payment primarily related to changes in California tax law. This amount will be payable two days prior to the due date of the state tax returns in 2011.

Services agreement with Hallmark Cards

Hallmark Cards provides Crown Media Holdings with tax, risk management, health safety, environmental, insurance, legal, treasury, human resources, cash management and real estate consulting services. In exchange, the Company is obligated to pay Hallmark Cards a fee, plus out-of-pocket expenses and third party fees, in arrears on the last business day of each quarter. Fees for Hallmark Cards' services were  $541,000 for 2008,  $455,000 for 2009 and  $387,000 for 2010.

At December 31, 2009, and 2010, non-interest bearing unpaid accrued service fees and unreimbursed expenses of  $15.2 million and  $648,000, respectively, were included in payable to affiliates on the accompanying consolidated balance sheets. The  $15.2 million outstanding at December 31, 2009, was satisfied on June 29, 2010, in connection with the Recapitalization. For the years ended December 31, 2008, 2009 and 2010, out-of-pocket expenses and amounts paid to third parties on the Company's behalf by Hallmark Cards were  $1.1 million,  $420,000 and  $302,000, respectively.

"Hallmark Hall of Fame" programming license agreement

In 2008, Crown Media United States entered into an agreement with Hallmark Hall of Fame Productions, Inc. for the exclusive license of 58 "Hallmark Hall of Fame" movies, consisting of 16 contemporary Hallmark Hall of Fame titles (i.e., produced from 2003 to 2008) and 42 older titles, for exhibition on the Hallmark Channel and Hallmark Movie Channel. These titles are licensed for ten year windows, with windows commencing at various times between 2007 and 2010, depending on availability. The total license fee for these movies is  $17.2 million and is payable in equal monthly installments over the various 10-year exhibition windows.

Trademark agreement with Hallmark Cards

Crown Media United States has a trademark license agreement with Hallmark Licensing, Inc. for use of the "Hallmark" mark for the Hallmark Channel and for the Hallmark Movie Channel. In June 2010, Hallmark Cards extended the trademark license agreements for the Hallmark Channel and the Hallmark Movie Channel to September 1, 2011. The Company is not required to pay any fees under the trademark license agreements.

The Company has accounted for the agreement pursuant to the contractual terms of the arrangement, which is royalty free. Accordingly, no amounts have been reflected in the consolidated balance sheets or consolidated statements of operations and of the Company.

Under the license agreement, we would be in default if we (i) fail to make any payment due under any loan agreement within five days of its due date or (ii) receive an opinion from our auditors that expresses their doubt with respect to our ability to continue as a going concern. The Company obtained a waiver for the trademark license agreement dated March 3, 2010, from Hallmark Cards related to its going concern opinion over its 2009 financial statements.

Company Obligated Mandatorily Redeemable Preferred Interest and NICC License Agreements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Company obligated mandatorily redeemable preferred interest and NICC license agreements
Company Obligated Mandatorily Redeemable Preferred Interest and NICC License Agreements

7. Company Obligated Mandatorily Redeemable Preferred Interest and NICC License Agreements

Pursuant to a 1998 agreement among the Company and others then owning membership interests in Crown Media United States (the “Company Agreement”), VISN Management Corp. (“VISN,” a wholly-owned subsidiary of National Interfaith Cable Coalition, Inc., “NICC”) owned a  $25.0 million mandatorily redeemable, preferred membership interest (the “preferred interest”) in Crown Media United States. Until its December 2010 redemption, the preferred interest was reflected in the accompanying consolidated financial statements at its accreted fair value, which was established as of July 1, 2003 pursuant to ASC Topic 480 Distinguishing Liabilities from Equity. The  $25.0 million redemption fulfilled the Company’s obligations to NICC and VISN.

On January 2, 2008, the Company and NICC executed an agreement (the “Modification Agreement”) to resolve mutual disputes related to a December 2005 agreement (the “December 2005 NICC Agreement”).  As part of the Modification Agreement, the Company agreed to pay NICC  $3.8 million in equal installments on each January 20 of 2008, 2009 and 2010.  The Company also agreed to provide NICC a two-hour broadcast period granted each Sunday morning during the two year period ended December 31, 2009, and to pay NICC an estimated  $3.7 million in yearly installments at the rate of 6% of the outstanding liquidation preference of the preferred interest.

The Company also paid NICC  $2.8 million and  $0 during the six months ended June 30, 2010 and 2011, respectively, in connection with the provisions of the Company Agreement, the December 2005 NICC Agreement and the Modification Agreement.  No amounts were paid to NICC during the three months ended June 30, 2010 or 2011.

10. Company obligated mandatorily redeemable preferred interest and NICC license agreements

Pursuant to a 1998 agreement among the Company and others then owning membership interests in Crown Media United States (the "Company Agreement"), VISN Management Corp. ("VISN," a wholly-owned subsidiary of National Interfaith Cable Coalition, Inc., "NICC") owned a  $25.0 million mandatorily redeemable, preferred membership interest (the "preferred interest"). Until its December 2010 redemption, the preferred interest was reflected in the accompanying consolidated financial statements at its accreted fair value (which was established as of July 1, 2003 pursuant to ASC Topic 480 Distinguishing Liabilities from Equity).

On January 2, 2008, the Company and NICC executed an agreement (the "Modification Agreement") to resolve mutual disputes related to a December 2005 agreement (the "December 2005 NICC Agreement"). As part of the Modification Agreement, we agreed to pay NICC  $3.8 million in equal installments on each January 20 of 2008, 2009 and 2010. We also agreed to provide NICC a two-hour broadcast period granted each Sunday morning during the two year period ended December 31, 2009. We also agreed to pay NICC an estimated  $3.7 million in yearly installments at the rate of 6% of the outstanding liquidation preference of the preferred interest. These costs and the related liability were recorded in December 2007 at a discounted amount of  $8.2 million. At December 31, 2008, the Company recorded additional programming expense of approximately  $744,000 to give effect to revisions of anticipated dates on which preferred interest redemptions would occur.

Subsequent to the execution of the Modification Agreement, NICC asserted that certain other provisions of the December 2005 NICC Agreement had not been resolved. In full settlement of NICC's assertion, the Company assigned its ownership interest in a Hallmark Channel original movie which was previously co-owned by NICC and the Company, subject to the Company retaining certain broadcast rights. Settlement expense of approximately  $483,000 is included as a component of selling, general and administrative expense in the consolidated statement of operations for the year ended December 31, 2008. The Company also recognized a gain of approximately  $101,000 in connection with the disposition of its film asset.

In addition to paying VISN  $25.0 million in 2010 for the redemption of the preferred interest, the Company paid NICC  $6.4 million,  $4.6 million and  $2.8 million during the years ended December 31, 2008, 2009 and 2010, respectively, in connection with the provisions of the Company Agreement, the December 2005 NICC Agreement and the Modification Agreement. Such payments fulfilled the Company's obligations to NICC and VISN.

Share-Based Compensation and Long Term Incentive Plan	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Share-based compensation.
Share-Based Compensation and Long Term Incentive Plan

8. Share-Based Compensation and Long Term Incentive Plan

Share-Based Compensation

The Company recorded  $33,000 and  $6,000 of compensation expense  associated with restricted stock units (RSUs) during the three months ended June 30, 2010 and 2011, respectively, which have been included in selling, general and administrative expense on the accompanying condensed consolidated statements of operations. The Company recorded  $109,000 and  $46,000 of compensation expense associated with the restricted stock units (RSUs) during the six months ended June 30, 2010 and 2011, respectively, which have been included in selling, general and administrative expense on the accompanying condensed consolidated statements of operations.

As of December 31, 2010, and June 30, 2011, there was no unrecognized compensation cost, related to non-vested stock options granted. The closing price of a share of the Company’s common stock, which is used to calculate the RSU liability, was  $2.62 on December 31, 2010, and  $1.91 on June 30, 2011. As of December 31, 2010, and June 30, 2011, there was unrecognized compensation cost, related to non-vested RSUs granted, in the amount of  $375,000 and  $156,000, respectively, using the aforementioned stock prices. Actual compensation costs recognized in future periods may vary based upon fluctuations in stock price and forfeitures.

The Company did not issue cash settlements related to the RSUs during either of the three or six months ended June 30, 2010 and 2011.

Long Term Incentive Plan

In the second quarter of 2009, the Company granted Long Term Incentive Compensation Agreements (“LTI Agreements”) to each vice president, senior vice president, executive vice president and president of the Company.  The target award under each LTI Agreement is a percentage of the employee’s base salary and ranges from  $26,000 to  $469,000.  Of each grant, 50% is an Employment Award (as defined under the LTI Agreements) and 50% is a Performance Award (as defined under the LTI Agreements).  The Employment Award will vest and be settled in cash on August 31, 2011, subject to earlier pro rata settlement as provided in the LTI Agreement.  A portion of the Performance Award vested on December 31, 2010, and was subsequently settled in the first quarter of 2011, and the remaining 50% may vest and be settled on December 31, 2011, in accordance with the Company performance criteria concerning adjusted EBITDA and cash flow and subject to earlier pro rata settlement as provided in the LTI Agreement. Early settlement is provided in the case of involuntary termination of employment without cause on or after January 1, 2010, death or disability.  Potential payouts under the Performance Awards depend on achieving 90% or higher of a target threshold and range from 0% to 150% of the target award.  The Company’s Compensation  Committee has the ability to increase or decrease the payout based on an assessment of demographics achieved, relative market conditions and management of expenses.

The Company did not achieve the two-year EBITDA target but did obtain 91% achievement of the two-year Cash Flow target at December 31, 2010.  The Company settled the Cash Flow target during first quarter of 2011 in the amount of  $157,000.

In the first quarter of 2010, the Company granted LTI Agreements to each vice president, senior vice president, executive vice president and president of the Company.  The target award under each LTI Agreement is a percentage of the employee’s base salary and ranges from  $25,000 to  $536,000.  Of each grant, 50% is an Employment Award and 50% is a Performance Award.  The Employment Award will vest on August 31, 2012, and be settled in cash within 30 days thereafter, subject to earlier pro rata settlement as provided in the LTI Agreement.  The Performance Award will vest on December 31, 2012, if the performance criteria are achieved, and be settled in cash the later of 30 days thereafter or 15 days after the Company issues its audited financials for 2012, but by no later than March 15, 2013. Vesting of the Performance Award  will be determined in accordance with the Company performance criteria concerning adjusted EBITDA and cash flow and subject to earlier pro rata settlement as provided in the LTI Agreement. Early settlement is provided in the case of involuntary termination of employment without cause on or after January 1, 2011, death or disability.  Potential payouts under the Performance Awards depend on achieving 90% or higher of a target threshold and range from 0% to 150% of the target award.  The Company’s Compensation Committee has the ability to increase or decrease the payout based on an assessment of demographics achieved, relative market conditions and management of expenses.

In the second quarter of 2011, the Company granted LTI Agreements to each vice president, senior vice president, executive vice president and president of the Company.  The target award under each LTI Agreement is a percentage of the employee’s base salary and ranges from  $23,000 to  $550,000.  Of each grant, 50% is an Employment Award and 50% is a Performance Award.  The Employment Award will vest on August 31, 2013, and be settled in cash within 30 days thereafter, subject to earlier pro rata settlement as provided in the LTI Agreement.  The Performance Award will vest on December 31, 2013, if the performance criteria are achieved, and be settled in cash the later of 30 days thereafter or 15 days after the Company issues its audited financials for 2013, but by no later than March 15, 2014. Vesting of the Performance Award  will be determined in accordance with the Company performance criteria concerning adjusted EBITDA and cash flow and subject to earlier pro rata settlement as provided in the LTI Agreement. Early settlement is provided in the case of involuntary termination of employment without cause on or after January 1, 2012, death or disability.  Potential payouts under the Performance Awards depend on achieving 90% or higher of a target threshold and range from 0% to 150% of the target award.  The Company’s Compensation Committee has the ability to increase or decrease the payout based on an assessment of demographics achieved, relative market conditions and management of expenses.

The Company recorded  $288,000 and  $503,000 of expense included in selling, general and administrative expense in the accompanying consolidated statement of operations for the three months ended June 30, 2010 and 2011,  related to these agreements. The Company recorded  $716,000 and  $867,000 of expense included in selling, general and administrative expense in the accompanying consolidated statement of operations for the six months ended June 30, 2010 and 2011,  respectively, related to these agreements. Additionally, the  $1.9 million and  $2.5 million liability for these agreements was included in accounts payable and accrued liabilities in the accompanying consolidated balance sheets at December 31, 2010 and June 30, 2011, respectively.

14. Share-based compensation

Crown Media Holdings has one stock option plan, the Amended and Restated Crown Media Holdings, Inc. 2000 Long Term Incentive Plan (the "Plan"). The Plan covers three types of share-based compensation: Stock Options, Restricted Stock Units ("RSU") and Share Appreciation Rights ("SAR").

Stock-based compensation

The Company recorded  $1.1 million and  $324,000 of compensation expense associated with the employment and performance RSUs during the years ended December 31, 2008 and 2010, respectively, which has been included in selling, general and administrative expense on the accompanying consolidated statements of operations. The Company recorded  $269,000 of compensation benefit associated with the employment and performance RSUs during the year ended December 31, 2009, which has been included in selling, general and administrative expense on the accompanying consolidated statements of operations. These awards are included as liabilities in accounts payable and accrued liabilities in the accompanying consolidated balance sheets due to the Company's history of settling these awards in cash.

As of December 31, 2009 and 2010, there was no unrecognized compensation cost, related to non-vested stock options granted to the Company's employees. The closing price of a share of the Company's common stock was  $1.45 on December 31, 2009 and  $2.62 on December 31, 2010, which is used to calculate the year end RSU and SAR liabilities. As of December 31, 2009 and 2010, there was unrecognized compensation cost, related to non-vested RSUs granted to the Company's directors, in the amount of  $190,000 and  $375,000, respectively, using the aforementioned stock prices. Actual compensation costs recognized in future periods may vary based upon fluctuations in stock price and forfeitures.

General stock option information

Crown Media Holdings may grant options for up to 10.0 million shares under the Plan. The stock options expire 10 years from the date of grant and generally vest over service periods that range from date of grant to four years. Certain option and share awards provide for accelerated vesting if there is a change in control (as defined in the Plan).

There were no stock option grants in 2008, 2009 and 2010.

A summary of the status of the Company's Stock Option Plan at December 31, 2009 and 2010, and changes during the years then ended is presented below:

	Shares (in thousands)	Exercise price per option	Weighted- average exercise price per option	Weighted- average remaining contractual term in years	Aggregate intrinsic value

Balance, December 31, 2008	341		$11.60	2.51	$0.00
Options cancelled	(254)	$8.94 - 16.38	$10.81

Balance, December 31, 2009	87		$13.89	1.51	$0.00
Options cancelled	(22)	$12.50 - 16.38	$14.09

Balance, December 31, 2010	65		$13.82	0.82	$0.00

Exercisable	65		$13.82	0.82	$0.00

General restricted stock unit information

The Company's restricted stock units ("RSUs") vest based on employment, performance and market conditions. Certain RSUs vest either in one-third increments on the anniversary of the grant date in each of the three years following the grant or all at one time on the third year anniversary of the grant date, in both cases based on continuing employment ("Employment RSUs"). The Company's RSUs are settled in either common stock or cash as determined by the Company's Board of Directors. The Company has historically settled the RSUs in cash, and considering such past practices, has classified its RSUs as liability awards for accounting purposes.

We recognize compensation cost, net of estimated forfeitures, over the vesting term and include changes in fair value at each reporting period.

The following table shows the cash settlements for each of the following years ending December 31:

(In thousands)	Settlement amount

2008	$3,848
2009	1,499
2010	163

Total	$5,510

The Company granted 52,129 RSUs in August 2008 to members of its Board of Directors who were not employees of the Company or Hallmark Cards and its subsidiaries. These RSUs are part of the compensation of directors consisting of the annual grant of RSUs valued at  $40,000.

Additionally, the Company granted 147,540 RSUs in August 2009 to members of its Board of Directors who were not employees of the Company or Hallmark Cards and its subsidiaries. These RSUs are part of the compensation of directors consisting of the annual grant of RSUs valued at  $45,000.

Additionally, the Company granted 125,581 RSUs in August 2010 to members of its Board of Directors who were not employees of the Company or Hallmark Cards and its subsidiaries. These RSUs are part of the compensation of directors consisting of the annual grant of RSUs valued at  $45,000.

Board of Directors RSUs	Units	Weighted- average remaining contractual term in years

Nonvested Balance, December 31, 2008	88,667	2.02
Units issued	147,540
Units settled in cash	(44,215)

Nonvested Balance, December 31, 2009	191,992	2.35
Units issued	125,581
Units settled in cash	(76,255)

Nonvested Balance, December 31, 2010	241,318	2.08

Chief Executive Officer ("CEO") share appreciation rights agreement

Under Share Appreciation Rights Agreement dated October 3, 2006, the Company agreed to grant stock appreciation rights ("SARs") to the then CEO upon occurrence of certain events. The then CEO terminated his employment in May 2009 and his SARs were forfeited at that time.

Prior to the CEO's termination, the fair value of the CEO's SAR grant was estimated at each reporting date using a Monte Carlo Lattice option pricing model. Valuation of this SAR grant was based upon market and service conditions. The Company recorded  $1.2 million and  $247,000 in compensation benefit related to SARs for the years ended December 31, 2008 and 2009, respectively, on the Company's consolidated statement of operations as a component of selling, general and administrative expense.

Fair Value	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Fair value
Fair Value

9. Fair Value

The following table presents the carrying amounts and estimated fair values of the Company’s notes payable to HCC and redeemable preferred stock at December 31, 2010 and June 30, 2011. See Note 11 — Subsequent Events to these unaudited condensed consolidated financial statements for a discussion of the Company’s termination of the notes payable to HCC and redemption of the preferred stock.

	December 31, 2010		June 30, 2011
	Carrying	Significant Unobservable Inputs (Level 3) Fair	Carrying	Significant Unobservable Inputs (Level 3) Fair
	Amount	Value	Amount	Value
	(In thousands)

Term A Loan and interest payable to HCC	$261,433	$199,361	$243,663	$190,901
Term B Loan and interest payable to HCC	156,262	119,528	150,474	115,538
Redeemable Preferred Stock	198,934	229,433	200,571	191,153

ASC Topic 820 Fair Value Measurements and Disclosures defines fair value of a liability as the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. Estimates of the fair value of certain of the Company’s financial instruments are presented in the table above. As a result of recent market conditions, the Company’s debt obligations with HCC have limited or no observable market data available. Fair value measurements for these instruments are included in Level 3 of the fair value hierarchy of ASC Topic 820. These fair value measurements are based primarily upon the Company’s own estimates and are often based on its current pricing policy, the current economic and competitive environment, the characteristics of the instrument, credit and interest rate risks, and other such factors. Therefore, the results cannot be determined with precision, cannot be substantiated by comparison to quoted prices in active markets, and may not be realized in an immediate settlement of the liability. Additionally, there are inherent uncertainties in any fair value measurement technique, and changes in the underlying assumptions used, including discount rates, liquidity risks, and estimates of future cash flows, could significantly affect the fair value measurement amounts.

The carrying amounts shown in the table are included on the accompanying consolidated balance sheets under the indicated captions. The Company estimates the fair value of its debt to HCC on a quarterly basis. The majority of the Company’s debt has been transacted with HCC.

Accounts payable and receivable are carried at reasonable estimates of their fair values because of the short-term nature of these instruments. Interest rates on borrowings under the bank credit facility are for relatively short periods and variable. Therefore, the fair value of this debt is not significantly affected by fluctuations in interest rates.  The credit spread on the debt is fixed, but the market rate will fluctuate.

13. Fair value

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2009 and 2010.

	December 31, 2009		December 31, 2010
(In thousands)	Carrying amount	Significant unobservable inputs (Level 3) fair value	Carrying amount	Significant unobservable inputs (Level 3) fair value

Senior secured note to HCC,
including accrued interest	$758,755	$641,635	$—	$ —
Note and interest payable to HCC	110,062	93,074	—	—
Note and interest payable to HCC	62,845	53,144	—	—
Note and interest payable to HCC	172,407	145,795	—	—
Term A note and interest payable to HCC	—	—	261,433	199,361
Term B note and interest payable to HCC	—	—	156,262	119,528
Company obligated mandatorily redeemable preferred interest	22,902	19,800	—	—

ASC Topic 820 Fair Value Measurements and Disclosures defines fair value of a liability as the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the liability, such as inherent risk, transfer restrictions, and credit risk. Level 3 is defined as inputs that are generally unobservable and typically reflect management's estimates of assumptions that market participants would use in pricing the liability.

The carrying amounts shown in the table are included on the accompanying consolidated balance sheets under the indicated captions. The Company estimates the fair value of its debt to HCC on a quarterly basis.

Accounts payable and receivable are carried at reasonable estimates of their fair values because of the short-term nature of these instruments. Interest rates on borrowings under the bank credit facility are for relatively short periods and variable. Therefore, the fair value of this debt is not significantly affected by fluctuations in interest rates. The credit spread on the debt is fixed, but the market rate will fluctuate.

Estimates of the fair value of certain of the Company's financial instruments are presented in the tables above. As a result of recent market conditions, the Company's debt obligations with HCC have limited or no observable market data available. Fair value measurements for these instruments are included in Level 3 of the fair value hierarchy of ASC Topic 820. These fair value measurements are based primarily upon the Company's own estimates and are often based on its current pricing policy, the current economic and competitive environment, the characteristics of the instrument, credit and interest rate risks, and other such factors. Therefore, the results cannot be determined with precision, cannot be substantiated by comparison to quoted prices in active markets, and may not be realized in an immediate settlement of the liability. Additionally, there are inherent uncertainties in any fair value measurement technique, and changes in the underlying assumptions used, including discount rates, liquidity risks, and estimates of future cash flows, could significantly affect the fair value measurement amounts.

The majority of the Company's debt has been transacted with HCC. Please see footnote 2 for additional fair value information regarding goodwill and footnote 8 for information regarding the redeemable preferred shares.

Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments and contingencies.
Commitments and Contingencies

10. Commitments and Contingencies

Lawsuit

From time to time, the Company and/or various officers and directors may be named as defendants in legal actions involving various claims incident to the conduct of its business.  Whenever the Company concludes that an adverse outcome in any such action is probable and a loss amount can reasonably be estimated, the Company records such loss amount.  Related legal costs, net of anticipated insurance reimbursements, are expensed as incurred.

A lawsuit was brought in July 2009 in the Delaware Court of Chancery against the Company’s Board of Directors, Hallmark Cards, Incorporated and its affiliates, as well as the Company as a nominal defendant, by S. Muoio & Co. LLC (“Muoio”), a minority stockholder of the Company, regarding a recapitalization proposal which the Company received from Hallmark Cards in May 2009. The lawsuit alleged, among other things, that the recapitalization was for an unfair price and undervalued the Company. The complaint requested the court enjoin the defendants from consummating the recapitalization transactions and award plaintiff fees and expenses incurred in bringing the lawsuit. Following the execution by the Company of the Recapitalization agreements, on March 11, 2010, the plaintiff filed an amended complaint raising similar allegations and seeking rescission of the Recapitalization.  The Recapitalization was consummated on June 29, 2010.

A trial took place in September 2010.  On March 9, 2011, the Delaware Court of Chancery concluded that the process and the price of the Recapitalization were entirely fair and entered a final judgment order in favor of the defendants on all claims and dismissed the lawsuit with prejudice.  On April 7, 2011, Muoio filed notice of appeal.  Muoio’s initial brief was filed on May 23, 2011, and the Company and the other appellees responded on June 22, 2011.  Notwithstanding the favorable trial court ruling, at this time the Company cannot predict the eventual outcome of the appeal process.

Approximately  $2.1 million has been recorded in accounts receivable and approximately  $434,000 in accounts payable and accrued liabilities on the accompanying balance sheet at December 31, 2010, related to litigation costs to be reimbursed by the insurance company.  Approximately  $2.0 million has been recorded in accounts receivable and approximately  $214,000 in accounts payable and accrued liabilities on the accompanying balance sheet at June 30, 2011, related to amounts to be reimbursed by the insurance company.

Guarantee

As discussed further under Program License Fees, RHIED assigned to Hallmark Cards its right to receive  $5.3 million in program license fees from the Company.  The assignment relates to a 2002 guarantee issued by Hallmark Entertainment Holdings, Inc. (“HEH”) to an unaffiliated movie production company on behalf of RHIED.  At that time, HEH was a wholly-owned subsidiary of Hallmark Cards and an intermediate parent of the Company.  Also at that time, RHIED was a wholly-owned subsidiary of HEH; it ceased to be affiliated with Hallmark Cards in January 2006.  As part of the Recapitalization, HEH was merged with the Company.  In August 2010 the unaffiliated production company made demand of the Company for payment of amounts owed by RHIED.  Hallmark Cards subsequently assumed defense of the claim and fully indemnified the Company.  On December 10, 2010, RHIED filed for reorganization in bankruptcy.  Pursuant to a settlement and release agreement among the unaffiliated production company, RHIED, Hallmark Cards and the Company, the Company’s obligation under the guarantee was extinguished.  The settlement and release agreement was approved by the bankruptcy court on February 17, 2011 and became final and non-appealable on March 3, 2011.

Indemnifications of Third Parties for Residuals and Participations Liabilities

In December 2006, the Company sold its film library consisting of domestic rights and certain international ancillary rights to approximately 620 television movies, mini-series and series (the “Crown Library”) to RHI Entertainment LLC, an affiliate of RHIED (“RHI”).  As a condition of the sale, the Company agreed to pay up to  $22.5 million for residuals and profit participations related to RHI’s domestic exploitation of the Crown Library for a ten-year period ending December 14, 2016. The Company estimated the fair value of this obligation to be approximately  $10.6 million at December 15, 2006, assuming the maximum payout.  From time-to-time the Company reviews its estimate of the timing and amount of the otherwise unscheduled payments.  At June 30, 2011, the Company has estimated the accreted and adjusted accrued liability to be  $12.7 million.  Along with RHIED, RHI filed for reorganization in bankruptcy in December 2010.  Pursuant to RHI’s court-approved plan of reorganization, the Company is obligated to make the following payments on behalf of RHI to certain creditors of RHI:  $2.5 million on May 1, 2011; and approximately  $8.0 million on July 5, 2011.  The Company paid  $2.6 million in May 2011 and expects to pay the remaining amount due prior to December 31, 2011. The remainder of the estimated liability is classified as other than current.

In April 2005 the Company sold its international business including the international rights to its film library.  As a condition of the sale, the Company agreed to pay an otherwise unlimited amount for residuals and participations related to the purchaser’s exploitation of the film assets for a ten-year period ending April 25, 2015.  The Company estimated the fair value of this obligation to be approximately  $4.5 million at April 26, 2005.  From time-to-time the Company reviews its estimate of the timing and amount of the otherwise unscheduled payments.  At June 30, 2011, the Company has estimated the accreted and adjusted accrued liability to be  $436,000,  $277,000 of which is classified as current.

16. Commitments and contingencies

In the normal course of business, the Company has entered into agreements that commit it to make cash payments in future periods with respect to non-cancelable leases and programming contracts.

An entity providing licensed programming is required to report an asset and liability for the rights licensed under a programming agreement only when the license period has begun and when certain other defined requirements are met. As such, the accompanying consolidated balance sheets do not reflect both gross assets and liabilities of  $146.7 million and  $259.2 million as of December 31, 2009 and 2010, respectively, related to committed program license fees payable with airing windows which begin subsequent to period-end.

Contractual maturities of long-term obligations over the next five years are as follows (in thousands):

	Total	2011	2012	2013	2014	2015	Thereafter

Term A note due to HCC(1)	$264,058	$27,565	$22,886	$213,607	$—	$—	$ —
Term B note due to HCC(1)	160,425	13,225	16,100	131,100	—	—	—
Dividends on redeemable preferred stock(2)	85,100	25,900	29,600	29,600	—	—	—
Capital lease obligations(1)	19,587	2,249	2,249	2,219	2,160	2,160	8,550
Operating leases	23,621	5,018	5,045	4,882	5,051	2,993	632
License fees payable for current and future windows(3)(4)	397,257	134,014	106,705	78,927	44,406	17,236	15,969
Subscriber acquisition fees	604	604	—	—	—	—	—
Deferred compensation and interest	1,976	466	229	320	173	387	401
Other payables to buyer of international business	873	657	58	53	53	41	11
Other payables to buyer of film assets	19,888	10,000	—	—	4,944	—	4,944

Total Contractual Cash Obligations	$973,389	$219,698	$182,872	$460,708	$56,787	$22,817	$30,507

(1)   Includes future interest.

(2)   Based on assumed redemption date of December 31, 2013.

(3)   The amounts and timing for certain of these commitments are contingent upon the future delivery date and type of programming produced, and, as such, the estimated amount and timing may change.

(4)   Contains airing windows that open subsequent to year end and, therefore, the liability is not included on the balance sheet as of December 31, 2010.

The Company owes an amount on a quarterly basis under a program license agreement that is subject to fluctuation. The Company owed  $3.3 million at December 31, 2010, under this agreement. The Company has the obligation to remit these quarterly payments through the 2011/2012 broadcast season.

Lawsuit

On July 13, 2009, a lawsuit was brought in the Delaware Court of Chancery against each member of the Board of Directors of the Company, Hallmark Cards and its affiliates, as well as the Company as a nominal defendant, by a minority stockholder of the Company regarding the then proposed Recapitalization. The plaintiff is S. Muoio & Co. LLC which owned beneficially approximately 5.8% of the Company's Class A common stock at the time of the complaint, according to the complaint and filings with the SEC. The lawsuit claims to be a derivative action and a class action on behalf of the plaintiff and other minority stockholders of the Company. The lawsuit alleges, among other things, that, the defendants have breached fiduciary duties owed to the Company and minority stockholders in connection with the Recapitalization transactions. The lawsuit includes allegations that the consummation of the Recapitalization transactions would result in an unfair amount of equity issued to the majority stockholders, thereby reducing the minority stockholders' equity and voting interests in the Company, and that the majority stockholders would be able to eliminate the minority stockholders through a short-form merger. The complaint requested the court enjoin the defendants from consummating the Recapitalization transactions and award plaintiff fees and expenses incurred in bringing the lawsuit.

On July 22, 2009, a Stipulation Providing for Notice of Transaction (the "Stipulation") was filed with the Delaware Court of Chancery. The Stipulation provided that the Company could not consummate the transaction contemplated in the Recapitalization transactions until not less than seven weeks after providing the plaintiff with a notice of the terms of the proposed transaction, including copies of the final transaction agreements. If the plaintiff moved for preliminary injunctive relief with respect to any such transaction, the parties would establish a schedule with the Court of Chancery to resolve such motion during the seven week period. In addition, following the decision of the Court of Chancery, the Company would not consummate any transaction for a period of at least one week, during which time any party may seek an expedited appeal. The Stipulation further provided that the plaintiff would withdraw its motion for preliminary injunction filed on July 13, 2009 and that the action would be stayed until the earlier of providing the notice of a transaction or an announcement by the Company that it was no longer considering a transaction.

By a letter of February 28, 2010, the plaintiff in this lawsuit informed the Special Committee of the Board of Directors, which considered and negotiated the Recapitalization, that the plaintiff objected to the proposed recapitalization on the terms set forth in the term sheet dated February 9, 2010. The plaintiff asserted, among other things, that the transactions contemplated by the term sheet would unfairly dilute the economic and voting interests of the Company's minority stockholders, that the transactions should be subject to a vote of the majority of the minority stockholders and that the proposed transactions remain inadequate. The plaintiff indicated that if the Company executed definitive documents for the Recapitalization, the plaintiff would pursue the litigation. The February 26, 2010 agreements executed by the Company for the Recapitalization materially followed the provisions in the earlier term sheet.

Notice of the terms of the proposed Recapitalization, including copies of the executed definitive documents for the Recapitalization, was provided to the plaintiff on March 1, 2010. On March 11, 2010, the plaintiff filed an amended complaint raising similar allegations of breach of fiduciary duty against Hallmark Cards and the director defendants and seeking rescission of the Recapitalization rather than a preliminary injunction enjoining the consummation of the Recapitalization, or alternatively, an award of rescissory damages. If the Company is forced to rescind the Recapitalization, short-term debt would increase to the pre-capitalization amount of approximately  $1.2 billion, plus accrued interest. A trial took place in September 2010 and the parties submitted post trial briefs to the court. A decision of the court is expected to be issued in the first or second quarter of 2011.

From time to time, the Company, together with, in some instances, certain of its directors and officers is a defendant or codefendant in legal actions involving various claims incident to the conduct of its business. It is not currently possible to predict the outcome of the proceeding discussed above. Legal fees incurred to defend the proceeding will be expensed as incurred. Approximately  $2.1 million has been recorded in accounts receivable and approximately  $434,000 in accounts payable and accrued liabilities on the accompanying balance sheet at December 31, 2010, related to amounts to be reimbursed by the insurance company.

Guarantee

MAT Movies & Television Production GMBH & Co. Project IV KG ("MAT IV") asserted a claim against HEH under a continuing guaranty executed on or about June 24, 2002, for monies allegedly due in 2008 and 2009 under a distribution agreement between MAT IV and RHI. Hallmark Cards has assumed defense and the Company has been fully indemnified by Hallmark Cards for this claim. On August 12, 2010, HEH was served with a demand for arbitration. RHI filed for bankruptcy on December 10, 2010. The Company filed a protective proof of claim on January 19, 2011. A Settlement and Release Agreement has been executed by RHI, Hallmark Cards, the Company, and MAT IV and was approved by the bankruptcy court on February 17, 2011.

Contract termination

During the fourth quarter of 2009, we exercised our rights to terminate two agreements in connection with our February 2010 launch of the Hallmark Channel in high definition. The Company estimated the costs of termination to be approximately  $4.7 million and recorded them as a component of cost of services in the accompanying consolidated statement of operations for 2009.

Termination of one agreement for a standard definition version of the Channel also resulted in a change in the estimated life of a related deferred credit that arose in connection with the sale of our international business in 2005. After launch of the high definition service, recurring monthly expenses under the terminated agreement ceased. Accordingly, in the fourth quarter of 2009, we reduced the deferred credit by approximately  $847,000 and recognized a gain on the sale of discontinued operations. Through December 31, 2010, the aggregate loss on sale of the international business is  $983,000.

Subsequent Events	6 Months Ended
Jun. 30, 2011
Subsequent Events
Subsequent Events

11. Subsequent events

Indenture

On July 14, 2011, as part of the 2011 Refinancing, the Company issued  $300.0 million in aggregate principal amount of 10.5% Senior Notes, at par, due July 15, 2019 (the "Notes") in a private placement conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The Notes are guaranteed on a senior basis by each of Crown Media Holdings' subsidiaries (the "Guarantors").

Interest is payable each January 15th and July 15th, commencing January 15, 2012. The Company is not required to make mandatory sinking fund payments with respect to the Notes.

The covenants in the related indenture limit the ability of the Company to, among other things: (1) incur additional debt; (2) pay dividends or make other restricted payments; (3) purchase, redeem or retire capital stock or subordinated debt; (4) make asset sales, including by way of sale leaseback transactions; (5) provide subsidiary guarantees; (6) enter into transactions with affiliates; (7) incur liens; (8) make investments; and (9) merge or consolidate with any other person.

During any period in which the Notes have an investment grade rating from both Moody's and S&P (at least Baa3 by Moody's and BBB- by S&P), and no default has occurred and is continuing under the Indenture, Crown Media Holdings and its restricted subsidiaries will not be required to comply with the covenants in the Indenture that limit their ability to: (1) incur additional debt; (2) pay dividends or make other restricted payments; (3) purchase, redeem or retire capital stock or subordinated debt; (4) make asset sales; (5) provide subsidiary guarantees; and (6) enter into transactions with affiliates.

Crown Media Holdings, Inc. has no independent assets or operations, the guarantees by the subsidiary guarantors are full and unconditional, joint and several, and there are no subsidiaries of Crown Media Holdings, Inc. that are not subsidiary guarantors. The Indenture and the Credit Agreement generally prohibit the Company from paying cash dividends unless certain conditions are met. The Credit Agreement permits the Company to pay cash dividends in an aggregate amount that, when aggregated with other payments of dividends and other restricted payments, does not exceed  $25 million (as such amount is adjusted pursuant to the Credit Agreement) if, after giving effect to such payment, the pro forma consolidated leverage ratio would not exceed 4.5 to 1 and the Company would otherwise be in compliance with its financial covenants. The Credit Agreement also permits the Company to pay cash dividends in an annual amount not in excess of 6% of the net cash proceeds of any offering of certain equity interests, and in certain other instances. The Indenture permits the Company to pay cash dividends in an aggregate amount that, when taken together with the payment of other dividends and restricted payments, does not exceed  $20 million. The Indenture also permits the Company to pay cash dividends not in excess of 5% of the net cash proceeds of any public offering of the Company's stock, and in certain other instances.

Registration Rights Agreement

The holders of the Notes are entitled to the benefits of a Registration Rights Agreement dated July 14, 2011 (the "Registration Rights Agreement"), by and among Crown Media Holdings, the Guarantors and the initial purchaser. Pursuant to the Registration Rights Agreement, Crown Media Holdings and the Guarantors have agreed to file a registration statement with the Securities and Exchange Commission for an offer to exchange the Notes for a new issuance of substantially identical notes issued under the Securities Act and to use their commercially reasonable efforts to cause the registration statement to be declared effective on or before April 10, 2012. The Company may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If Crown Media Holdings fails to satisfy certain obligations under the Registration Rights Agreement, then additional interest may accrue on the principal amount of the Notes that are registrable securities at a rate of 0.25% per annum (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 1.0% per annum). The additional interest will cease to accrue when the registration default is cured.

Credit Agreement

Also, on July 14, 2011, in connection with the 2011 Refinancing, the Company entered into a new  $240.0 million Credit Agreement (the "Credit Agreement") with the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Administrative Agent"). The Credit Agreement provides for a seven year  $210.0 million senior secured term loan facility (the "Term Loan") and a five year  $30.0 million senior secured super-priority revolving credit facility.

The Term Loan can be drawn at LIBOR or ABR at the company's election. All LIBOR term loans will bear interest at the LIBOR Rate (with that rate not to be deemed to be below 1.25%), plus 4.50%. All ABR term loans will bear interest at the base rate (as defined in the Credit Agreement), plus 3.50%. All LIBOR revolving loans will bear interest at the LIBOR Rate, plus 3.50%. All ABR revolving loans will bear interest at the base rate, plus 2.50%. Any swingline loans will bear interest at the base rate plus 2.50%.

Commitment fees on the revolving credit facility are payable on the unused revolving credit commitment at the rate of 0.50% per annum.

The provisions of the Term Loan require Crown Media Holdings to make principal payments of  $525,000 at each quarter's end, commencing September 30, 2011, until maturity on July 14, 2018. The Company is required to make additional principal payments in amounts equal to (1) 50% of excess cash flow (as defined in the Credit Agreement) of Crown Media Holdings for the remainder of 2011, and each year thereafter, which percentage will be reduced to 25% if the Consolidated Leverage Ratio (as defined in the Credit Agreement) is equal to or less than 4.25 to 1 but greater than 3.25 to 1, and 0% if the Consolidated Leverage ratio is equal to or less than 3.25 to 1, respectively; (2) 100% of net cash proceeds of dispositions or casualty events if Crown Media Holdings has not invested such proceeds within one year after the occurrence of the disposition or casualty event; and (3) 100% of net cash proceeds from issuance of debt or preferred stock not otherwise permitted by the Credit Agreement.

The covenants in the Credit Agreement limit the ability of Crown Media Holdings and certain of its subsidiaries to: (1) incur indebtedness; (2) create or permit liens on assets; (3) make certain dividends, stock repurchases and redemptions and other restricted payments; (4) make certain investments; (5) prepay indebtedness; (6) enter into certain transactions with Crown Media Holdings' affiliates; (7) dispose of substantially all of the assets of Crown Media Holdings; (8) merge or consolidate; (9) enter into new unrelated lines of businesses; and (10) enter into sale and leaseback transactions. The Credit Agreement also requires compliance with a maximum total leverage ratio test and a maximum total secured leverage ratio test, but permits, with certain limitations, certain equity contributions to be made to Crown Media Holdings to enhance its ability to comply with such ratio tests.

The proceeds of the Notes and the Term Loan were used to repay borrowings under Crown Media Holdings' existing credit agreement with its affiliate, H C Crown, LLC ("HCC"), a subsidiary of Hallmark Cards, Inc., and the proceeds of the Notes were used to redeem all of Crown Media Holdings' outstanding Series A Preferred Stock, all of which was held by HCC. The revolving credit facility will be used in the future for general corporate purposes.

Redemption of the Series A Preferred Stock

The proceeds of the Notes and extensions of credit under the Credit Agreement were used in part to repay all borrowings under Crown Media's existing credit agreement with HCC, and the proceeds of the Notes were used to redeem all of Crown Media Holdings' outstanding Series A Preferred Stock, consisting of 185,000 shares held by HCC. The Series A Preferred Stock had cumulative dividends that accrued from and after January 1, 2011 through December 31, 2011 at the rate of 14% per annum of the Original Issue Price. The "Original Issue Price" was  $1,000 per share. Cumulative dividends would have accrued from and after January 1, 2012 at the rate of 16% per annum of the Original Issue Price. Until December 31, 2014, dividends were payable in cash or in additional shares of Series A Preferred Stock, at the option of Crown Media Holdings. After December 31, 2014, dividends on the Preferred Stock would have been payable in cash only.

Extension and expiration of revolving credit facility

On June 29, 2011, the Company's existing  $30.0 million revolving credit facility with JPMorgan Chase Bank, N.A. was amended to provide for a maturity date of the earlier to occur of (i) July 29, 2011 or (ii) the date of the execution of definitive documentation with respect to any Indebtedness of the type contemplated by Exhibit 99.1 of Crown Media Holdings' 8-K dated June 20, 2011 that was filed with the SEC on June 21, 2011. In connection with the issuance of the Notes and entry into the Credit Agreement, Crown Media Holdings allowed such credit facility to expire on its own terms on July 14, 2011.

Extension of licenses

On July 14, 2011, in connection with the 2011 Refinancing, Hallmark Licensing, Inc., an affiliate of Hallmark Cards, Inc., extended two existing trademark licenses with Crown Media United States, for an additional period terminating the earlier of (i) July 14, 2019 and (ii) the later of (x) the expiration or termination of the Credit Agreement and (y) the redemption of all of the Notes, subject to any earlier termination of such license agreements pursuant to the respective terms of such license agreements.

Certain relationships

As a result of the June 29, 2010 Recapitalization, HCC owns and has owned approximately 90.3% of the outstanding shares of Crown Media Holdings' common stock. Pursuant to a related stockholder agreement, HCC is subject to significant limitations on its rights to dispose of any portion of its holdings or acquire additional shares prior to January 1, 2014.

Document and Entity Information	6 Months Ended
Jun. 30, 2011
Document and Entity Information
Entity Registrant Name	CROWN MEDIA HOLDINGS INC
Entity Central Index Key	0001103837
Document Type	S-4
Document Period End Date	Jun 30, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer